Exhibit 99.1






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                               PRO FORMA VALUATION
                                  UPDATE REPORT




                           OSWEGO COUNTY SAVINGS BANK
                                Oswego, New York




                                  Dated As Of:
                                 April 16, 1999

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                                  Prepared By:

                                RP Financial, LC.
                             1700 North Moore Street
                                   Suite 2210
                            Arlington, Virginia 22209

[INSERT RP FINANCIAL, LC. LETTERHEAD]



                                                                  April 16, 1999


Board of Trustees
Oswego County Savings Bank
44 East Bridge Street
Oswego, New York  13126

Members of the Board:

         At your request, we have completed and hereby provide an updated independent appraisal of the estimated pro forma market value of the stock to be issued by Oswego County Savings Bank, Oswego, New York ("OCSB" or the "Bank"). This appraisal is furnished pursuant to the requirements of 563b.7 and has been prepared in accordance with the "Guidelines for Appraisal Reports for the Valuation of Savings and Loan Associations Converting from Mutual to Stock Form of Organization" ("Valuation Guidelines") of the Office of Thrift Supervision ("OTS"), including the most recent revisions as of October 21, 1994, and applicable regulatory interpretations thereof. Such Valuation Guidelines are relied upon by the New York State Department of Banking (the "Department") and the Federal Deposit Insurance Corporation ("FDIC") in evaluating conversion appraisals in the absence of separate written valuation guidelines by the respective agencies.

         We understand that the Board of Trustees of Oswego County Savings Bank, Oswego, New York ("OCSB" or the "Bank") has adopted a Plan of Reorganization from Mutual Savings Bank to Mutual Holding Company and Plan of Stock Issuance, incorporated herein by reference, in which the Bank will reorganize from the mutual form of organization to the mutual holding company form of organization. In the reorganization process, to become effective concurrent with the completion of the stock sale, OCSB will become a wholly-owned subsidiary of Oswego County Bancorp, Inc. (the "Holding Company"), and the Holding Company will issue a majority of its common stock to Oswego County M.H.C. (the "MHC") and sell a minority of its common stock to the public. It is anticipated that the public shares will be offered in the Subscription Offering to the Bank's Eligible Account Holders, Tax-Qualified Employee Plans, Supplemental Eligible Account Holders, and Trustees, Officers and Employees with any shares not sold in the Subscription Offering sold in the Community Offering. In addition, the Holding Company intends to donate to a charitable foundation, immediately following the conversion, authorized but unissued shares of the Holding Company stock equal to 4.0 percent of the number of shares of Common Stock issued in the Offering.


[INSERT RP FINANCIAL, LC. LETTERHEAD]

Board of Trustees
April 16, 1999
Page 2



         The aggregate amount of Common Stock sold by the Holding Company cannot exceed the appraised value of the Bank. Immediately following the conversion, the primary assets of the Holding Company will be the capital stock of the Bank and the net conversion proceeds remaining after purchase of the Bank's common stock by the Holding Company. The Holding Company will use up to 50 percent of the net conversion proceeds to purchase the Bank's common stock. The remaining net conversion proceeds, retained at the Holding Company, will be used to fund a loan to the Employee Stock Ownership Plan ("ESOP") with the remainder to be used as general working capital.

         On September 5, 1997, OCSB and Oswego City Savings Bank ("City Savings") and Pathfinder Bancorp, Inc. (the "Company"), the mid-tier holding company for City Savings which owns 100 percent of City Savings' common stock, entered into an Agreement and Plan of Merger (the "Agreement"). The Agreement was terminated as of January 28, 1999 by mutual agreement. An original appraisal dated April 17, 1998 (the "Original Appraisal") and updated valuation dated December 4, 1998 (the "First Update") were filed in conjunction with the merger transaction with City Savings. This updated appraisal reflects a "stand alone" reorganization of OCSB. However, the basis of the updated appraisal remains unchanged as the Original Appraisal and First Update were prepared assuming OCSB was undertaking a stand alone reorganization as required by the Agreement.

         This updated appraisal reflects the following items: (1) an updated comparison of OCSB's financial condition and operating results versus those reported in the most recent updated valuation as of March 5, 1999 (the "Second Update"); (2) an updated comparison of the Bank's financial condition and operating results versus the Peer Group companies identified in the Second Update; and (3) a review of stock market conditions since the Second Update, along with updated stock prices as of April 16, 1999. The Original Appraisal as well as the First and Second Updates are incorporated herein by reference. The methodology applied in this updated appraisal, as in the Original Appraisal and previously filed updates, places primary emphasis on the current market pricing of public MHCs on a fully converted basis.



Discussion of Relevant Considerations


         1.       Financial Results

                  Table 1 presents summary balance sheet and income statement details for the twelve months ended December 31, 1998 and updated unaudited financial information through March 31, 1999. The overall composition of OCSB's updated balance sheet did not change significantly from the quarter ended December 31, 1998, as the loan portfolio balance and total assets diminished nominally while the balance of deposits increased slightly. Updated reported earnings for the trailing twelve months ended March 31, 1999, reflect modest improvement, increasing from $309,000 to $357,000.

                  OCSB's total assets decreased modestly December 31, 1998, to March 31, 1999, to equal $110.7 million. The Bank's assets decreased, notwithstanding growth in the Bank's

                                     Table 1
                           Oswego County Savings Bank
                              Recent Financial Data

                                                            At December 31, 1998                          At March 31, 1999
                                                          ------------------------                   --------------------------
                                                                          (% of                                        (% of
                                                           Amount         Assets)                      Amount          Assets)
                                                           ------         -------                      ------          -------
                                                           ($000)           (%)                        ($000)            (%)
Balance Sheet Data
------------------
Total Assets                                              $ 110,866      100.00%                       $110,748       100.00%
Cash and Due from Banks                                       4,007        3.61%                          5,060         4.57%
Federal Funds Sold and Short-Term Investments                 2,600        2.35%                          1,400         1.26%
Securities Held to Maturity                                  13,730       12.38%                         13,647        12.32%
Securities Available for Sale                                14,784       13.34%                         14,925        13.48%
Loans, Net                                                   71,013       64.05%                         70,961        64.07%
Deposits                                                     96,564       87.10%                         97,021        87.61%
Net Worth                                                    11,694       10.55%                         11,780        10.64%

                                                              12 Months Ended                              12 Months Ended
                                                             December 31, 1998                              March 31, 1999
                                                          ------------------------                      ------------------------
                                                                        (% of Avg.                                  (% of Avg.
                                                                Amount        Assets)(1)                    Amount        Assets)(1)
                                                                ($000)           (%)                        ($000)            (%)
Summary Income Statement
------------------------
Interest Income                                            $  7,915        7.10%                       $  7,773          7.09%
Interest Expense                                             (3,388)      -3.04%                         (3,265)        -2.98%
                                                           --------       -----                        --------         -----
  Net In terest Income                                     $  4,527        4.06%                         $4,508          4.11%
Provision for Loan Losses                                      (120)      -0.11%                           (120)        -0.11%
                                                           --------       -----                        --------         -----
  Net Interest Income After Provisions                     $  4,407        3.95%                         $4,388          4.00%

Other Income                                                    447        0.40%                            462          0.42%
Operating Expense                                            (4,234)      -3.80%                         (4,168)         -3.80%
                                                           --------       -----                        --------          -----
  Net Operating Income                                     $    620        0.56%                           $682          0.62%

Non-Operating Income                                           (149)      -0.13%                           (149)         -0.14%

Net Income Before Tax                                           471        0.42%                            533           0.49%
Income Taxes                                                   (162)      -0.15%                           (176)         -0.16%
                                                           --------       -----                         -------          -----
  Net Income/(Loss)                                            $309        0.28%                           $358           0.33%

Adjusted Net Income
-------------------
Net Operating Income                                           $620        0.56%                           $682           0.62%
Less:  Income Tax Effect(2)                                    (248)      -0.22%                           (273)         -0.25%
                                                          ---------       -----                         -------          -----
  Adjusted Net Income                                          $372        0.33%                           $409           0.37%

Memo:
  Expense Coverage Ratio                                                 106.92%                                        105.28%
  Efficiency Ratio(2)                                                     85.13%                                         83.86%
  Return on Average Equity                                                 2.70%                                          3.03%
  Effective Tax Rate                                                      34.43%                                         33.02%

 (1) Ratios are as a percent of average assets. (2) Assumes an effective state and federal tax rate of 40%.

 Source:  Prospectus.

Board of Trustees
April 16, 1999
Page 4



deposit balances. The loan portfolio balance reduced by $52,000 to equal $70.961 million as the Bank has continued experience relatively high loan prepayments in excess of the level of loan originations for portfolio. The loan portfolio composition continues to reflect the Bank's emphasis on residential lending, as such loans comprised in excess of 80 percent of total loans. As discussed in the Original Appraisal and subsequent updates, the Bank's residential mortgage loan portfolio is primarily comprised of one year adjustable ARM loans. The Bank commenced offering ARMs which were fixed for the first 3, 5, 7, and 10 years and adjustable annually thereafter several years ago; however, such loans do not constitute the majority of the ARM portfolio.

                  Management has implemented a plan to increase loan originations and diversify into commercial lending. In this regard, two mortgage originators and a commercial lender will be employed in the Syracuse area and commence originating loans by the second quarter of 1999. Moreover, OCSB will enhance its presence in the market by originating fixed rate residential mortgage loans for resale. OCSB will also seek to increase the Bank's assets and liabilities to achieve economies of scale and improve the Bank's competitive posture; an office facility has recently been acquired in North Syracuse and is expected to enhance the ability to realize retail growth including growth in loans and deposits.

                  The balance of interest-earning assets was comprised of cash and investments which, in aggregate, remained substantially unchanged over the quarter and equaled $35.1 million. The composition of the investment portfolio continues to reflect efforts by new management to more actively manage investments to enhance yields and earnings.

                  Retail deposits continue to be the principal source of funds for OCSB. Deposits have increased from $96.6 million reported as of December 31, 1998, to $97.0 million as of March 31, 1999. The increase is the result of normal deposit flows as well as branch incentive programs and expansion of commercial lending.

                  Modest earnings for the three months ended March 31, 1999, increased retained earnings to $11.8 million, equal to 10.71 percent of assets. All of the Bank's capital is tangible capital.

                  OCSB's operating results for the twelve months ended December 31, 1998, and March 31, 1999, are also set forth in Table 1. The Bank's updated earnings for the trailing twelve months ended March 31, 1999, reflect an increase, primarily as a result of lower operating expenses. OCSB reported earnings of $357,000 for the twelve months ended March 31, 1999, versus earnings of $309,000 for the twelve months ended December 31, 1998. During that time period, OCSB's net interest margin remained relatively stable at $4.5 million, equal to 4.06 percent of average assets for the twelve months ended March 31, 1999. Likewise, loan loss provisions remained stable and thus, net interest income after loan loss provisions was substantially unchanged.

                  Non-interest operating income increased nominally to equal $0.462 million for the twelve months ended March 31, 1999, or 0.42 percent of assets. Core earnings were further improved by the reduction of operating expenses to equal $4.168 million, or 3.80 percent of average assets. As discussed in the Original Appraisal and subsequent updates, the Bank's operating expenses are high in relation to industry averages, particularly given the Bank's

Board of Trustees
April 16, 1999
Page 5



relatively traditional operations (i.e., limited activity in terms of commercial and consumer lending, which tend to be labor intensive, or other fee generating activities), due to a number of factors, including: (1) the Bank maintains a relatively high proportion of savings and transaction accounts which are typically more expensive to service than CDs; (2) the limited increase in asset size since 1993 has amplified normal inflationary pressures; and (3) the Bank's average branch size is below industry averages.

                  The Bank reported a net non-operating expense for the twelve months ended March 31, 1999, equal to $149,000, or 0.14 percent of average assets, which was unchanged from the level reported for the twelve months ended December 31, 1998. The expense is principally attributable to $171,213 of merger costs realized at the end of fiscal 1998 as a result of the termination of the Agreement with City Savings. The Bank is in a fully taxable position with respect to both state and federal income taxes. For the twelve months ended March 31, 1999, OCSB reported a tax expense of $176,000, or 0.16 percent of average assets.


         2.       Peer Group Financial Comparisons

                  Tables 2 and 3 present updated financial characteristics and operating results for the Bank, the Peer Group and all publicly-traded savings institutions. As discussed in the Original Appraisal and subsequent updates, the Peer Group is comprised solely of publicly-traded MHCs on a fully converted basis, excluding those companies which have announced or completed second step conversion offerings or which otherwise have unusual operating or pricing characteristics which warrant their exclusion from the Peer Group. In this updated analysis, we have excluded recently converted MHCs from the Peer Group (i.e., MHC's which converted subsequent to June 30, 1998); however, we will separately analyze a group of the most recently converted MHCs as a proxy as to how the market may view OCSB's new issue.

                  The Bank's and the Peer Group's ratios are through March 31, 1999 or the latest publicly available date. In general, the comparative balance sheet ratios for the Bank and the Peer Group did not vary significantly from the ratios exhibited in the Second Update. Relative to the Peer Group, the Bank's composition of interest-earning assets continued to reflect a higher concentration of loans and lower concentration of MBS and investment securities. Loans equaled 64.1 percent for OCSB versus 59.2 percent for the Peer Group. After the minority stock issuance, the level of cash and investments for the Bank would be expected to increase modestly until such time as the proceeds could be redeployed into loans.

                  The updated mix of interest-bearing liabilities ("IBLs") maintained by the Bank and the Peer Group was essentially the same as was recorded in the Second Update. The Bank continued to rely solely on deposits to fund assets while the Peer Group continued to rely more heavily on borrowings as a funding source. The balance of deposits equaled 87.6 percent of assets for the Bank versus 72.5 percent for the Peer Group, while the Peer Group supplemented deposits with borrowed funds equal to 12.5 percent of assets.

                  The Bank posted an updated equity-to-assets ratio of 10.6 percent versus a comparative ratio of 13.5 percent for the Peer Group.

                                                               Table 2
                                             Balance Sheet Composition and Growth Rates
                                                   Comparable Institution Analysis
                                                       As of December 31, 1998


                                                                Balance Sheet as a Percent of Assets
                                          -----------------------------------------------------------------------------------------
                                             Cash &                                 Borrowed   Subd.    Net    Goodwill & Tang. Net
                                          Investments   Loans     MBS    Deposits    Funds     Debt    Worth    Intang.     Worth
                                          -----------   -----     ---    --------    -----     ----    -----    -------     -----
Oswego County Savings Bank
  March 31, 1999                              29.2       64.1      2.4     87.6         -         -    10.6        -         10.6

All Public Companies                          19.7       67.0      9.9     69.3       16.1       0.1   12.9       0.3       12.6
State of NY                                    6.3       32.0     58.1     67.7       15.7        -    14.2       0.6       13.6
Comparable Group Average                      26.5       59.2     10.6     72.5       12.5       0.1   13.5       0.3       13.2



Comparable Group

Florida Companies
FFFL Fidelity Bancshares MHC of FL (1)        20.3       62.5     13.4     69.3       20.7        -     6.1       0.2        5.9

Mid-Atlantic Companies
ALLB  Alliance Bank MHC of PA                 38.9       52.7      5.6     77.9       11.1        -    10.6        -        10.6
SBFL  Finger Lakes Fin. MHC of NY             35.3       51.4      9.8     71.7       19.4        -     7.8        -         7.8
HARS  Harris Fin. MHC of PA                   53.3       42.7      0.1     48.3       42.8        -     7.6       0.2        7.3
LFED  Leeds Fed. Bksr. MHC of MD              31.8       61.8      3.8     82.0        0.2        -    16.0        -        16.0
NBCP  Niagara Bancorp of NY MHC (1)           36.1       49.3     10.1     70.9        8.2        -    18.2        -        18.2
NWSB  Northwest Bancorp MHC of PA (1)         20.6       74.7      0.9     81.0       10.0        -     7.8       1.3        6.5
PHSB  PHS Bancorp MHC of PA                   23.1       40.9     33.2     74.1       13.2        -    11.9        -        11.9
PBHC  Pathfinder BC MHC of NY                 19.3       63.0     10.2     78.8        9.2        -    11.0       1.6        9.3
PLSK  Pulaski SB, MHC of NJ                   18.8       50.5     27.9     87.5        0.2        -    11.4        -        11.4
SKBO  Skibo Fin. Corp. MHC of PA              19.6       41.6     35.3     51.6       30.5        -    16.6        -        16.6

Midwest Companies
JXSB  Jacksonville SB, MHC of IL              11.7       78.0      5.9     87.3        0.1        -    10.7        -        10.7
WAYN  Wayne Savings Bank MHC of OH            14.0       79.0      2.7     85.3        4.5        -     9.3        -         9.3
WCFB  Webster City FSB MHC of IA (1)          27.6       60.3     10.6     73.0        1.4        -    24.5        -        24.5

New England Companies
BRKL  Brookline Bancorp MHC of MA (1)         36.1       62.5      0.1     56.1        9.4        -    32.9        -        32.9
PBCT  Peoples Bank, MHC of CT                 23.4       65.3      4.8     69.9       18.7       1.5    8.6       1.4        7.2

Southeast Companies
GBNK  Gaston Fed. Bancorp MHC of NC           21.1       70.7      5.9     67.4       12.4        -    18.9        -        18.9

                                                                   Balance Sheet Annual Growth Rates
                                                ------------------------------------------------------------------------
                                                           Cash &      Loans               Borrows.     Net    Tang. Net
                                                Assets  Investments    & MBS    Deposits   & Subdebt   Worth     Worth
                                                ------  -----------    -----    --------   ---------   -----     -----
Oswego County Savings Bank
  March 31, 1999                                  1.36      21.85     (6.98)     (0.30)          -     4.63       4.63

All Public Companies                             14.24      12.04     12.68      10.48       10.84     1.29       0.16
State of NY                                      19.00      10.75     21.24       8.89       14.52     1.42      (0.43)
Comparable Group Average                         14.29      30.17      8.69       7.43        2.49     4.35       3.07



Comparable Group

Florida Companies
FFFL  Fidelity Bancshares MHC of FL (1)          43.30       N.M.     19.63      31.16        N.M.     6.41       4.18

Mid-Atlantic Companies
ALLB  Alliance Bank MHC of PA                     8.25      13.67      5.36       5.21       47.91     2.08       2.08
SBFL  Finger Lakes Fin. MHC of NY                14.00      42.96      2.11       8.52       48.25     1.31       1.31
HARS  Harris Fin. MHC of PA                      13.41       9.33     16.99       5.16       25.21     5.68      15.06
LFED  Leeds Fed. Bksr. MHC of MD                  7.73      19.49      2.73       8.55      (12.00)    3.37       3.37
NBCP  Niagara Bancorp of NY MHC (1)              21.63      52.03      6.71       0.25        N.M.     N.M.       N.M.
NWSB  Northwest Bancorp MHC of PA (1)            28.49      24.12     28.58      22.84        N.M.     9.06       1.97
PHSB  PHS Bancorp MHC of PA                      12.18      37.51      6.46       3.92        N.M.     2.01       2.01
PBHC  Pathfinder BC MHC of NY                     3.37       3.11      2.94       5.13        0.10    (5.50)     (4.91)
PLSK  Pulaski SB, MHC of NJ                       9.94      60.40      2.32      14.08      (91.93)    5.15       5.15
SKBO  Skibo Fin. Corp. MHC of PA                  4.44      55.59     (3.69)      0.15       15.47     0.79       0.79

Midwest Companies
JXSB  Jacksonville SB, MHC of IL                  0.74      14.03     (1.42)      0.48      (47.91)    3.94       3.94
WAYN  Wayne Savings Bank MHC of OH                5.06      (4.81)     5.98       6.51      (14.29)    3.29       3.29
WCFB  Webster City FSB MHC of IA (1)             (1.00)      6.44     (3.62)     (3.95)       N.M.     3.29       3.29

New England Companies
BRKL  Brookline Bancorp MHC of MA (1)            22.94      52.97     10.75      (2.70)      27.89     N.M.       N.M.
PBCT  Peoples Bank, MHC of CT                    21.20       2.28     29.04      19.23       28.70    20.06       1.40

Southeast Companies
GBNK  Gaston Fed. Bancorp MHC of NC              27.26      93.64     16.93       1.77        N.M.     N.M.       N.M.



                                               Regulatory Capital
                                            -----------------------
                                                               Reg.
                                            Tangible   Core    Cap.
                                            --------   ----    ----
Oswego County Savings Bank
  March 31, 1999                             10.60   10.60   16.70

All Public Companies                         11.14   11.18   21.93
State of NY                                  11.90   12.07   24.53
Comparable Group Average                     12.12   12.41   24.42



Comparable Group

Florida Companies
FFFL  Fidelity Bancshares MHC of FL (1)       7.60    7.60   15.00

Mid-Atlantic Companies
ALLB  Alliance Bank MHC of PA                 N.M.   10.69   25.22
SBFL  Finger Lakes Fin. MHC of NY             7.55    7.55   17.04
HARS  Harris Fin. MHC of PA                   6.67    6.67   12.02
LFED  Leeds Fed. Bksr. MHC of MD             15.32   15.32   32.31
NBCP  Niagara Bancorp of NY MHC (1)          18.53   18.53   33.73
NWSB  Northwest Bancorp MHC of PA (1)         N.M.    6.45   12.55
PHSB  PHS Bancorp MHC of PA                  11.31   11.31   27.46
PBHC  Pathfinder BC MHC of NY                 9.00    9.00   14.96
PLSK  Pulaski SB, MHC of NJ                  11.41   11.41   25.86
SKBO  Skibo Fin. Corp. MHC of PA             15.68   15.68   49.76

Midwest Companies
JXSB  Jacksonville SB, MHC of IL              N.M.   10.50   15.56
WAYN  Wayne Savings Bank MHC of OH            8.60    8.60   16.10
WCFB  Webster City FSB MHC of IA (1)         24.60   24.60   53.30

New England Companies
BRKL  Brookline Bancorp MHC of MA (1)         N.M.   25.86    N.M.
PBCT  Peoples Bank, MHC of CT                 6.50    6.50    9.90

Southeast Companies
GBNK  Gaston Fed. Bancorp MHC of NC          14.74   14.74   29.89


(1) Financial information is for the quarter ending September 30, 1998.

Source: Audited and unaudited financial statements, corporate reports and offering circulars, and RP Financial, LC. calculations. The information provided in this table has been obtained from sources we believe are reliable, but we cannot guarantee the accuracy or completeness of such information.

Copyright (c) 1999 by RP Financial, LC.

                                                              Table 3
                                  Income as a Percent of Average Assets and Yields, Costs, Spreads
                                                   Comparable Institution Analysis
                                            For the Twelve Months Ended December 31, 1998



                                                              Net Interest Income                              Other Income
                                                       -----------------------------------               ----------------------
                                                                                     Loss      NII
                                               Net                                 Provis.    After      Loan    R.E.    Other
                                             Income     Income   Expense    NII     on IEA   Provis.     Fees    Oper.   Income
                                             ------     ------   -------    ---     ------   -------     ----    -----   ------
Oswego County Savings Bank
  March 31, 1999                              0.33       7.09     2.98     4.11     0.11      4.00       -       -       0.42

All Public Companies                          0.86       7.29     4.03     3.26     0.13      3.13      0.10    0.01     0.35
State of NY                                   0.62       7.02     3.59     3.42     0.14      3.28      0.09     -       0.29
Comparable Group Average                      0.84       7.05     3.92     3.13     0.12      3.01      0.15    0.00     0.29



Comparable Group

Florida Companies
FFFL  Fidelity Bancshares MHC of FL (1)       0.61       7.07     4.53     2.54      -        2.54      0.04    0.01     0.38

Mid-Atlantic Companies
ALLB  Alliance Bank MHC of PA                 0.74       7.13     3.86     3.27     0.07      3.21       -      0.06     0.23
SBFL  Finger Lakes Fin. MHC of NY             0.28       7.09     4.26     2.83     0.09      2.74      0.05   (0.01)    0.25
HARS  Harris Fin. MHC of PA                   0.82       7.01     4.58     2.43     0.11      2.32      0.01    0.02     0.22
LFED  Leeds Fed. Bksr. MHC of MD (3)          1.09       6.56     4.12     2.44      -        2.44       -       -       0.13
NBCP  Niagara Bancorp of NY MHC (1)           0.69       6.89     3.65     3.25     0.12      3.12      0.15     -       0.47
NWSB  Northwest Bancorp MHC of PA (1)         0.81       7.48     4.17     3.31     0.17      3.14      0.15     -       0.16
PHSB  PHS Bancorp MHC of PA                   0.65       7.01     3.71     3.30     0.16      3.14       -       -       0.33
PBHC  Pathfinder BC MHC of NY                 0.61       7.13     3.53     3.59     0.19      3.40      0.03     -       0.46
PLSK  Pulaski SB, MHC of NJ                   0.54       7.06     4.09     2.96     0.06      2.90      0.08     -       0.02
SKBO  Skibo Fin. Corp. MHC of PA              0.52       6.66     4.05     2.62     0.02      2.59      0.02   (0.01)    0.03

Midwest Companies
JXSB  Jacksonville SB, MHC of IL              0.64       7.59     4.23     3.37     0.33      3.04      0.16     -       0.39
WAYN  Wayne Savings Bank MHC of OH            0.67       7.44     4.31     3.13     0.02      3.11       -       -       0.26
WCFB  Webster City FSB MHC of IA (1)          1.39       7.02     3.53     3.49      -        3.49       -       -       0.22

New England Companies
BRKL  Brookline Bancorp MHC of MA (1)         2.26       7.64     3.35     4.29     0.01      4.27       -      0.02     0.15
PBCT  Peoples Bank, MHC of CT                 1.00       6.45     3.33     3.12     0.50      2.63      1.77   (0.02)    0.88

Southeast Companies
GBNK  Gaston Fed. Bancorp MHC of NC           0.93       6.55     3.32     3.23     0.11      3.12      0.05     -       0.32


                                                           G&A/Other Exp.        Non-Op. Items        Yields, Costs and Spreads
                                                        -------------------    -----------------   --------------------------------
                                              Total
                                              Other       G&A      Goodwill     Net    Extraord.     Yield       Cost    Yield-Cost
                                              Income    Expense     Amort.     Gains     Items     on Assets   of Funds    Spread
                                              ------    -------     ------     -----     -----     ---------   --------    ------
Oswego County Savings Bank
  March 31, 1999                               0.42        3.80        -       (0.14)      -           7.64       3.91       3.73

All Public Companies                           0.46        2.31       0.03      0.07       -           7.18       4.49       2.69
State of NY                                    0.37        2.29       0.05     (0.06)      -           6.17       3.66       2.51
Comparable Group Average                       0.44        2.21       0.03      0.09       -           6.92       4.32       2.60



Comparable Group

Florida Companies
FFFL  Fidelity Bancshares MHC of FL (1)        0.42        2.10       0.04      0.13       -           7.34       5.03       2.31

Mid-Atlantic Companies
ALLB  Alliance Bank MHC of PA                  0.28        2.36        -         -         -           7.35       4.34       3.00
SBFL  Finger Lakes Fin. MHC of NY              0.29        2.49        -       (0.09)      -           7.35       4.70       2.66
HARS  Harris Fin. MHC of PA                    0.25        1.74       0.11      0.41       -           7.26       5.06       2.21
LFED  Leeds Fed. Bksr. MHC of MD (3)           0.13        0.87        -         -         -            -          -          -
NBCP  Niagara Bancorp of NY MHC (1)            0.62        2.18        -       (0.51)      -           7.19       4.36       2.82
NWSB  Northwest Bancorp MHC of PA (1)          0.31        2.07       0.10      0.04       -           7.76       4.61       3.15
PHSB  PHS Bancorp MHC of PA                    0.33        2.72        -        0.06       -           7.23       4.28       2.95
PBHC  Pathfinder BC MHC of NY                  0.49        2.98       0.16      0.12       -           7.71       4.05       3.66
PLSK  Pulaski SB, MHC of NJ                    0.10        2.10        -       (0.03)                  7.27       4.67       2.59
SKBO  Skibo Fin. Corp. MHC of PA               0.04        1.83        -       (0.07)      -           6.89       4.98       1.91

Midwest Companies
JXSB  Jacksonville SB, MHC of IL               0.55        2.95        -        0.39       -           7.93       4.84       3.09
WAYN  Wayne Savings Bank MHC of OH             0.26        2.47        -        0.12       -           7.75       4.80       2.95
WCFB  Webster City FSB MHC of IA (1)           0.22        1.46        -         -         -           7.14       4.73       2.41

New England Companies
BRKL  Brookline Bancorp MHC of MA (1)          0.17        1.13        -        0.21       -           7.74       4.77       2.97
PBCT  Peoples Bank, MHC of CT                  2.63        3.99       0.11      0.72       -           6.98       3.71       3.28

Southeast Companies
GBNK  Gaston Fed. Bancorp MHC of NC            0.37        2.16        -        0.09       -           6.69       4.53       2.16


                                                 MEMO:       MEMO:
                                                Assets/    Effective
                                               FTE Emp.     Tax Rate
                                               --------     --------
Oswego County Savings Bank
  March 31, 1999                                 2,408       33.08

All Public Companies                             4,247       36.67
State of NY                                      4,663       36.02
Comparable Group Average                         4,544       36.16



Comparable Group

Florida Companies
FFFL  Fidelity Bancshares MHC of FL (1)          3,964       42.60

Mid-Atlantic Companies
ALLB  Alliance Bank MHC of PA                    3,759       33.97
SBFL  Finger Lakes Fin. MHC of NY                3,103       39.26
HARS  Harris Fin. MHC of PA                      4,581       27.54
LFED  Leeds Fed. Bksr. MHC of MD (3)            12,074        N.M.
NBCP  Niagara Bancorp of NY MHC (1)              3,669       34.03
NWSB  Northwest Bancorp MHC of PA (1)            3,087       38.21
PHSB  PHS Bancorp MHC of PA                      2,908       20.70
PBHC  Pathfinder BC MHC of NY                    2,825       29.01
PLSK  Pulaski SB, MHC of NJ                      4,162       37.74
SKBO  Skibo Fin. Corp. MHC of PA                 7,897       48.35

Midwest Companies
JXSB  Jacksonville SB, MHC of IL                 2,040       37.45
WAYN  Wayne Savings Bank MHC of OH               2,945       34.00
WCFB  Webster City FSB MHC of IA (1)             4,484       37.91

New England Companies
BRKL  Brookline Bancorp MHC of MA (1)            9,114       35.84
PBCT  Peoples Bank, MHC of CT                    2,826       47.12

Southeast Companies
GBNK  Gaston Fed. Bancorp MHC of NC              3,809       34.79


(1) Financial information is for the quarter ending September 30, 1998.

(3) Income and expense information has been annualized from available financial information.

Source: Audited and unaudited financial statements, corporate reports and offering circulars, and RP Financial, LC. calculations. The information provided in this table has been obtained from sources we believe are reliable, but we cannot guarantee the accuracy or completeness of such information.

Copyright (c) 1999 by RP Financial, LC.

Board of Trustees
April 16, 1999
Page 8


                  Table 3 displays updated operating results for the Bank and the Peer Group, based on their respective earnings for the most recent twelve months. While the Bank's earnings reflect improvement, earnings remain below the Peer Group average, primarily owing to the Bank's comparatively higher operating expenses. The Bank continued to maintain an advantage relative to the Peer Group in the area of net interest income, with updated ratios of 4.11 percent and 3.13 percent, respectively. The Bank's ratio of net interest income to average assets can be expected to improve following the mutual holding company reorganization and minority stock offering as the proceeds are reinvested into interest-earning assets.

                  Non-interest income generated by the Bank fell short of the Peer Group average (0.42 percent of assets for the Bank versus 0.44 percent of assets for the Peer Group). Although the Bank's operating expenses remain above the Peer Group average, OCSB's expense levels have nonetheless improved based on updated financial information (operating expenses were 3.80 percent of average assets for the Bank versus 2.21 percent for the Peer Group). As discussed in the Original Appraisal and subsequent updates, the reasons for the higher operating expenses are related, in part, to the relatively high number of employees in comparison to total assets ($2.4 million of assets per employee for the Bank versus an average of $4.5 million for the Peer Group). Additionally, the Bank's deposit structure, which provides it with a relatively low cost of funds, is somewhat more costly to service (i.e., transaction and passbook savings accounts are more costly to process and service than are higher costing CDs and borrowings). Last, the Bank has been incurring expenses related to the merger and to resolve asset quality problems; such expenses may likely diminish or be eliminated in the future.

                  Loan loss provisions remained unchanged for OCSB such that the level reported over the most recent twelve month period approximated the Peer Group average.


         3.       Stock Market Conditions

                  Since the date of the Second Update, the performance of the overall stock market has been largely bullish, with a moderate trading range established in the early Spring giving way to a significant rally both in the Dow Jones Industrial Average ("DJIA") and in the technology sector. On April 16, 1999, the DJIA closed at 10494, an increase of 7.8 percent since the date of the Second Update of 9736. Since the date of the Second Update, the market for thrift issues has generally underperformed the overall stock market. A continued flattening of the yield curve and the possibility that the economic turmoil in foreign markets would translate into a slow down in domestic lending were noted as reasons for the unloading of financial stocks. The market for financial stocks, and MHC issues in particular, has remained lackluster particularly in comparison to the broader market indices. On April 16, 1999, the SNL index had closed down 0.1 percent since the Second Update (from 721.2 to 720.3 as of April
16th) and, certainly more relevant to the Bank's offering, the MHC index closed down 1.7 percent since the date of the Second Update (from 794.7 to 781.3 as of April 16th).

                  As shown in Table 4 below, consistent with the SNL index, the pricing measures for all publicly-traded thrifts showed a moderate reduction since the date of the Second Update, with pricing ratios indicating a slight decline. Consistent with the SNL MHC index, the Peer Group's pricing measures (fully converted basis) decreased more significantly since the date of

Board of Trustees
April 16, 1999
Page 9



the Second Update in an amount generally in excess of the industry overall. This change is indicative of the continued weakened market for thrifts and MHCs. As in the Second Update, the Peer Group pricing ratios were evaluated on a fully converted basis, including the potential dilution impact of the FDIC/OTS policies regarding waived dividends and assets held at the MHC level solely for the benefit of mutual members. The fully converted pricing ratios place all public MHCs on a comparable basis, and have become the industry standard for evaluating MHC pricing as adopted by major investment banking company research analysts. As in the Second Update, the Peer Group pricing ratios (fully converted basis) reflected a lower P/B ratio and a higher core P/E multiple relative to the comparative averages for all publicly-traded SAIF-insured thrifts.


                                     Table 4
                           Oswego County Savings Bank
                         Average Pricing Characteristics

                                                               March 5,               April 16,               %
                                                                 1999                   1999               Change
                                                                 ----                   ----               ------
Peer Group (fully converted)
 Price/earnings (x)                                              17.47x                 17.21x             (1.5)%
 Price/core earnings (x)                                         19.31                  18.25              (5.5)
 Price/book (%)                                                  83.32%                 79.37%             (4.7)
 Price/assets (%)                                                17.98                  16.71              (7.1)

All Public Companies
 Price/earnings (x)                                              16.18x                 15.78x             (2.5)%
 Price/core earnings (x)                                         17.17                  16.66              (3.0)
 Price/book (%)                                                 120.63%                115.97%             (3.9)
 Price/assets (%)                                                14.83                  14.22              (4.1)

Recently Converted MHCs (fully converted) (1)
 Price/core earnings (x)                                         16.07x                 14.12x            (12.1)%
 Price/book (%)                                                  66.46%                 60.77%             (8.5)

Recent Full Conversions (1)
 Price/core earnings (x)                                         18.41x                 16.67x             (9.5)%
 Price/book (%)                                                  76.96%                 68.00%            (11.6)


(1)  Ratios based on offerings completed for prior three months.


                  The new issue market is separate and distinct from the market for seasoned issues like the Peer Group companies. Accordingly, as discussed in the Original Appraisal and subsequent updates, RP Financial has considered the pro forma pricing and trading level of recently converted companies in the Update. Since the date of the Second Update, market interest for converting thrifts has remained weak. Unlike past conversion markets where most offerings were significantly oversubscribed, the most recent conversion activity indicates that

Board of Trustees
April 16, 1999
Page 10



most issues have closed within their offering ranges -- in the aftermarket trading either flat or below their IPO prices. Even those few institutions that oversubscribed in the offering phase have not realized significant aftermarket price appreciation. The average one month change for standard conversion offerings and mutual holding companies completed during the latest three months equaled negative 4.9 percent and negative 5.8 percent, respectively (see Table
5). The current trading prices of recently completed conversions and MHCs (fully converted basis) indicates that new issues continue to trade at a substantial discount to the market overall, as recently completed conversions and MHCs trade at average P/B ratios of 68.00% and 62.48% (fully converted), respectively, versus an average P/B ratio of 115.97% for the universe of all publicly traded institutions (see Table 6).

                  During calendar 1999, there have been five mutual holding company offerings that have been completed involving companies which were subsequently publicly traded. The companies, their IPO prices, and their current trading characteristics including fully converted pricing ratios are shown in Table 7 below. Three of the five companies are trading below their initial offering prices (including the three most recent transactions). Of particular relevance to the Bank's valuation is the pricing and aftermarket trading of Gouverneur Bancorp which also based in upstate New York. The final pricing of Gouverner reflected a pro forma P/B ratio of 56.1 percent (full conversion basis); the stock traded relatively flat initially but the issue is currently trading below the IPO price. Similarly, two other recently converted MHCs (Capitol Federal and Florida First Bancorp) are trading below their IPO prices. This information, particularly the current pricing ratios and the weak aftermarket trading of the recent MHCs, suggests continued weakness in IPO market as it pertains to MHC institutions.

                                     Table 7
                           Oswego County Savings Bank
                              Recent MHC Offerings

                                                                                    At April 16, 1999
                                                                          -------------------------------------
                                                      IPO                 Share       Pct
Mutual Holding Company                               Date                 Price     Change    P/B(1)     P/E(1)
----------------------                               ----                 -----     ------    -----      ------
                                                                           ($)        (%)       (%)        (x)

Florida First Bancorp, FL                          04/07/99               $9.50      (5%)      67.9%      17.0x
Capitol Financial, KS                              04/01/99               $9.50      (5%)      61.2%      12.2x
Gouverneur Bancorp, NY                             03/24/99               $4.63      (7%)      53.1%      13.2x
Provident Bancorp, NY                              01/08/99              $10.25       3%       68.8%      14.1x
Ridgewood Financial, NJ                            01/08/99               $7.63       9%       65.1%      15.9x

     Averages                                                                        (1%)      63.2%      14.5x

(1) Reflects fully-converted pricing ratios on a pro forma basis.

RP Financial, LC.

                                                              Table 5
                                          Pricing Characteristics and After-Market Trends
                                          Recent Conversions Completed (Last Three Months)


                 Institutional Information                                  Pre-Conversion Data
                                                                    --------------------------------       Offering Information
                                                                    Financial Info.    Asset Quality
                                                                    ---------------    -------------

                                              Conversion                     Equity/   NPAs/    Res.   Gross      %      % of  Exp./
Institution                            State     Date     Ticker    Assets   Assets    Assets   Cov.   Proc.   Offered   Mid.  Proc.
-----------                            -----     ----     ------    ------   ------    ------   ----   -----   -------   ----  -----
                                                                    ($MIL)    (%)       (%)     (%)   ($MIL.)    (%)      (%)   (%)

Standard Conversions
First Bancorp of Indiana                 IN    04/07/99    FBEI    $  112    13.52%    0.04%    581%  $ 22.7    100%     120%   3.3%
PFSB Bancorp, Inc.                       MO*   04/01/99    Pink        61     9.97%    0.23%    183%     5.6    100%      86%   9.6%
Troy Financial Corp.                     NY    03/31/99    TRYF       717     9.91%    1.89%     71%   117.3    100%     132%   2.2%
Woronoco Bancorp, Inc.                   MA    03/19/99    WRO        369     9.30%    0.41%    177%    55.5    100%     132%   2.7%
South Jersey Financial Corp.             NJ    02/12/99    SJFC       261    10.09%    0.14%    227%    35.1    100%     115%   3.6%

                                 Averages - Standard Conversions:     304    10.56%    0.54%    248%  $ 47.3    100%     117%   4.3%
                                  Medians - Standard Conversions:     261     9.97%    0.23%    183%  $ 35.1    100%     120%   3.3%


Second Step Conversions
First Federal Bankshares, Inc.           IA*   04/14/99    FFSX    $  684     6.69%    0.37%   N.M.   $ 26.4     N.A.     85%   5.0%


                                 Averages - Standard Conversions:  $  684     6.69%    0.37%   N.M.   $ 26.4     N.A.     85%   5.0%
                                  Medians - Standard Conversions:  $  684     6.69%    0.37%   N.M.   $ 26.4     N.A.     85%   5.0%


Mutual Holding Companies(6)
FloridaFirst Bancorp MHC                 FL   04/07/99     FFBK    $  430     8.51%    0.29%    262%  $ 27.0   47.0%     132%   4.7%
Capitol Federal Financial                KS*   04/01/99    CFFN     5,365    12.49%    0.14%     72%   378.1   43.0%     100%   1.6%
Gouverneur Bancorp MHC                   NY   03/24/99     GOUV        59    19.33%  133.33%     72%     5.4   45.0%      86%  11.7%

                             Averages - Mutual Holding Companies:  $1,952    13.44%   44.59%    135%  $136.8   45.0%     106%   6.0%
                              Medians - Mutual Holding Companies:  $  430    12.49%    0.29%     72%  $ 27.0   45.0%     100%   4.7%

                                      Averages - All Conversions:  $  895    11.09%   15.20%    206%  $ 74.8    N.A.     110%   4.9%
                                       Medians - All Conversions:  $  369     9.97%    0.29%    180%  $ 27.0    N.A.     115%   3.6%


                 Institutional Information                                Contribution to        Insider Purchases
                                                                         Charitable Found.
                                                                         -----------------
                                                                                              Benefit Plans
                                                                                              -------------                Initial
                                              Conversion                            % of               Recog.     Mgmt.&   Dividend
Institution                            State     Date     Ticker         Form     Offering    ESOP      Plans     Dirs.      Yield
-----------                            -----     ----     ------         ----     --------    ----      -----     -----      -----
                                                                                    (%)        (%)       (%)      (%)(2)      (%)

Standard Conversions
First Bancorp of Indiana                 IN    04/07/99    FBEI          N.A.       N.A.      8.0%      4.0%       4.3%     0.00%
PFSB Bancorp, Inc.                       MO*   04/01/99    Pink          N.A.       N.A.      8.0%      4.0%      18.5%     0.00%
Troy Financial Corp.                     NY    03/31/99    TRYF         Stock      3.48%      8.0%      4.0%       0.9%     0.00%
Woronoco Bancorp, Inc.                   MA    03/19/99    WRO          Stock      8.00%      8.0%      4.0%       1.0%     0.00%
South Jersey Financial Corp.             NJ    02/12/99    SJFC         Stock      8.00%      8.0%      4.0%       1.2%     0.00%

                                 Averages - Standard Conversions:        N.A.       N.A.      8.0%      4.0%       5.2%     0.00%
                                  Medians - Standard Conversions:        N.A.       N.A.      8.0%      4.0%       1.2%     0.00%


Second Step Conversions
First Federal Bankshares, Inc.           IA*   04/14/99    FFSX          N.A.       N.A.      7.0%      3.0%       2.9%     2.91%


                                 Averages - Standard Conversions:        N.A.       N.A.      7.0%      3.0%       2.9%     2.91%
                                  Medians - Standard Conversions:        N.A.       N.A.      7.0%      3.0%       2.9%     2.91%


Mutual Holding Companies(6)
FloridaFirst Bancorp MHC                 FL   04/07/99     FFBK          N.A.       N.A.      8.0%      4.0%       4.7%     0.00%
Capitol Federal Financial                KS*   04/01/99    CFFN       Csh/Stk      8.00%      8.0%      4.0%       0.9%     4.00%
Gouverneur Bancorp MHC                   NY   03/24/99     GOUV          N.A.       N.A.      8.0%      4.0%       4.3%     4.00%

                             Averages - Mutual Holding Companies:        N.A.       N.A.      8.0%      4.0%       3.3%     2.67%
                              Medians - Mutual Holding Companies:        N.A.       N.A.      8.0%      4.0%       4.3%     4.00%

                                      Averages - All Conversions:        N.A.       N.A.      7.9%      3.9%       4.3%     1.21%
                                       Medians - All Conversions:        N.A.       N.A.      8.0%      4.0%       2.9%     0.00%


                 Institutional Information                                            Pro Forma Data
                                                                      ----------------------------------------------
                                                                       Pricing Ratios(3)          Financial Charac.
                                                                      -------------------        -------------------

                                              Conversion                      Core                                        IPO
Institution                            State     Date     Ticker      P/TB     P/E     P/A       ROA    TE/A    ROE      Price
-----------                            -----     ----     ------      ----     ---     ---       ---    ----    ---      -----
                                                                      (%)      (X)     (%)       (%)     (%)    (%)       ($)

Standard Conversions
First Bancorp of Indiana                 IN    04/07/99    FBEI      66.0%    26.8x   17.3%      0.6%   26.2%   2.5%    $10.00
PFSB Bancorp, Inc.                       MO*   04/01/99    Pink      53.3%    15.3     8.5%      0.6%   16.0%   3.5%     10.00
Troy Financial Corp.                     NY    03/31/99    TRYF      70.9%    36.2    14.9%      0.4%   20.9%   2.0%     10.00
Woronoco Bancorp, Inc.                   MA    03/19/99    WRO       72.5%    16.7    14.4%      0.9%   19.9%   4.3%     10.00
South Jersey Financial Corp.             NJ    02/12/99    SJFC      66.9%    12.8    13.0%      1.0%   19.5%   5.2%     10.00

                                 Averages - Standard Conversions:    65.9%    21.6x   13.6%      0.7%   20.5%   3.5%    $10.00
                                  Medians - Standard Conversions:    66.9%    16.7x   14.4%      0.6%   19.9%   3.5%    $10.00


Second Step Conversions
First Federal Bankshares, Inc.           IA*   04/14/99    FFSX     102.9%    12.8x    6.8%      0.5%    6.6%   8.1%    $10.00


                                 Averages - Standard Conversions:   102.9%    12.8x    6.8%      0.5%    6.6%   8.1%    $10.00
                                  Medians - Standard Conversions:   102.9%    12.8x    6.8%      0.5%    6.6%   8.1%    $10.00


Mutual Holding Companies(6)
FloridaFirst Bancorp MHC                 FL   04/07/99     FFBK      67.3%    17.7x   12.0%      0.5%   12.3%   4.5%    $10.00
Capitol Federal Financial                KS*   04/01/99    CFFN      65.2%    14.3    15.3%      1.0%   17.5%   5.9%     10.00
Gouverneur Bancorp MHC                   NY   03/24/99     GOUV      56.1%    15.5    17.3%      0.6%   26.2%   2.5%      5.00

                             Averages - Mutual Holding Companies:    62.9%    15.8x   14.9%      0.7%   18.6%   4.3%     $8.33
                              Medians - Mutual Holding Companies:    65.2%    15.5x   15.3%      0.6%   17.5%   4.5%    $10.00

                                      Averages - All Conversions:    69.0%    18.7x   13.3%      0.7%   18.3%   4.3%     $9.44
                                       Medians - All Conversions:    66.9%    15.5x   14.4%      0.6%   19.5%   4.3%    $10.00


                 Institutional Information                                             Post-IPO Pricing Trends
                                                                       ------------------------------------------------------------
                                                                                            Closing Price:
                                                                       ------------------------------------------------------------
                                                                        First                After               After
                                              Conversion               Trading       %       First        %       First       %
Institution                            State     Date     Ticker         Day      Change    Week(4)    Change   Month(5)    Change
-----------                            -----     ----     ------         ---      ------    -------    ------   --------    ------
                                                                         ($)        (%)       ($)        (%)       ($)       (%)

Standard Conversions
First Bancorp of Indiana                 IN    04/07/99    FBEI          $9.19     -8.1%      $9.06     -9.4%     $9.06      -9.4%
PFSB Bancorp, Inc.                       MO*   04/01/99    Pink          10.00      0.0%      10.00      0.0%      8.50     -15.0%
Troy Financial Corp.                     NY    03/31/99    TRYF          10.00      0.0%      10.00      0.0%      9.81      -1.9%
Woronoco Bancorp, Inc.                   MA    03/19/99    WRO            9.56     -4.4%       9.69     -3.1%      9.00     -10.0%
South Jersey Financial Corp.             NJ    02/12/99    SJFC          10.88      8.7%      10.75      7.5%     11.19      11.9%

                                 Averages - Standard Conversions:        $9.92     -0.8%      $9.90     -1.0%     $9.51      -4.9%
                                  Medians - Standard Conversions:       $10.00      0.0%     $10.00      0.0%     $9.06      -9.4%


Second Step Conversions
First Federal Bankshares, Inc.           IA*   04/14/99    FFSX          $9.69     -3.1%     $10.00      0.0%    $10.00       0.0%


                                 Averages - Standard Conversions:        $9.69     -3.1%     $10.00      0.0%    $10.00       0.0%
                                  Medians - Standard Conversions:        $9.69     -3.1%     $10.00      0.0%    $10.00       0.0%


Mutual Holding Companies(6)
FloridaFirst Bancorp MHC                 FL   04/07/99     FFBK          $7.88    -21.3%      $9.00    -10.0%     $9.50      -5.0%
Capitol Federal Financial                KS*   04/01/99    CFFN           9.72     -2.8%       9.72     -2.8%      9.50      -5.0%
Gouverneur Bancorp MHC                   NY   03/24/99     GOUV           5.06      1.3%       5.00      0.0%      4.63      -7.5%

                             Averages - Mutual Holding Companies:        $7.55     -7.6%      $7.91     -4.3%     $7.88      -5.8%
                              Medians - Mutual Holding Companies:        $7.88     -2.8%      $9.00     -2.8%     $9.50      -5.0%

                                      Averages - All Conversions:        $9.11     -3.3%      $9.25     -2.0%     $9.02      -4.7%
                                       Medians - All Conversions:        $9.69     -2.8%      $9.72      0.0%     $9.50      -5.0%


Note: * - Appraisal performed by RP Financial; "NT" - Not Traded; "NA" - Not Applicable, Not Available.

(1)  Non-OTS regulated thrift.
(2)  As a percent of MHC offering for MHC transactions.
(3)  Does not take into account the adoption of SOP 93-6.
(4)  Latest price if offering is less than one week old. April 16, 1999
(5)  Latest price if offering is more than one week but less than one month old.
(6)  Mutual holding company pro forma data on full conversion basis.
(7)  Simultaneously converted to commercial bank charter.

                                                   Table 6
                                         Market Pricing Comparatives
                                         Prices As of April 16, 1999


                                                   Market                  Per Share Data
                                               Capitalization           -------------------
                                            --------------------          Core        Book
                                             Price/       Market        12 Month     Value/
Financial Institution                       Share(1)       Value         EPS(2)      Share
---------------------                       --------       -----         ------      -----
                                              ($)         ($MIL)           ($)        ($)

All Public Companies                         $14.83       $175.99          $0.90     $13.15
Recent Conversions(8)                          7.81         56.83           0.56      14.43
Recent MHCs(9)                                 7.88        311.82           0.56      12.74



Recent Conversions(8)
FBEI   First Bancorp of Indiana of IN          9.06         20.58           0.37      15.16
FFSXD  First Federal Bankshares of IA          9.88          47.6           0.78      14.15
SJFC   South Jersey Fin. Corp. of NJ           1.31          42.9           0.78      14.95
TRYF   Troy Financial Corp. of NY              9.81        119.08           0.28       14.1
WRO    Woronoco Bancorp, Inc. of MA               9         53.99            0.6       13.8


Recent MHCs(9)
CFFN    Capitol Federal Financial of KS         9.5        869.47           0.78      15.51
FFBK    FloridaFirst Bancorp MHC of FL          9.5         54.85           0.56      13.98
GOUV    Gouverneur Bancorp MHC of NY           4.63         11.14           0.35       8.72




                                                                                                          Dividends(4)
                                                          Pricing Ratios (3)                       ---------------------------
                                             -------------------------------------------------     Amount/             Payout
Financial Institution                         P/E        P/B       P/A       P/TB      P/Core       Share    Yield    Ratio(5)
---------------------                         ---        ---       ---       ----      ------       -----    -----    --------
                                              (X)        (%)       (%)        (%)        (X)         ($)      (%)        (%)

All Public Companies                         15.78x    115.97%    14.22%    120.61%     16.66x       $0.35    2.34%     33.02%
Recent Conversions(8)                        16.15x     68.00%    12.93%     74.37%     16.67x         0.1    0.97%     12.31%
Recent MHCs(9)                               14.12x     60.77%    14.58%     60.77%     14.12x          -     0.00%      0.00%



Recent Conversions(8)
FBEI   First Bancorp of Indiana of IN        24.49x     59.76%    15.63%     59.76%     24.49x         -      0.00%      0.00%
FFSXD  First Federal Bankshares of IA        10.62x     69.82%     6.74%    101.65%     12.67x        0.48    4.86%     61.54%
SJFC   South Jersey Fin. Corp. of NJ         14.50x     75.65%    14.74%     75.65%     14.50x         -      0.00%      0.00%
TRYF   Troy Financial Corp. of NY              N.M.     69.57%    14.57%     69.57%       N.M.         -      0.00%      0.00%
WRO    Woronoco Bancorp, Inc. of MA          15.00x     65.22%    12.98%     65.22%     15.00x         -      0.00%      0.00%


Recent MHCs(9)
CFFN    Capitol Federal Financial of KS      12.18x     61.25%    14.21%     61.25%     12.18x         -      0.00%      0.00%
FFBK    FloridaFirst Bancorp MHC of FL       16.96x     67.95%    11.48%     67.95%     16.96x         -      0.00%      0.00%
GOUV    Gouverneur Bancorp MHC of NY         13.23x     53.10%    18.06%     53.10%     13.23x         -      0.00%      0.00%


                                                                Financial Characteristics(6)
                                             ----------------------------------------------------------------
                                                                                Reported              Core
                                              Total     Equity/   NPAs/       ------------      -------------
Financial Institution                        Assets     Assets    Assets      ROA     ROE       ROA     ROE
---------------------                        ------     ------    ------      ---     ---       ---     ---
                                             ($MIL)       (%)      (%)        (%)     (%)       (%)     (%)

All Public Companies                          $1,436     13.32%    0.61%      0.88%   7.64%     0.82%   7.12%
Recent Conversions(8)                            473     19.23%    0.39%      0.72%   4.11%     0.70%   3.90%
Recent MHCs(9)                                 2,219     24.70%     N.A.      1.07%   4.35%     1.07%   4.35%



Recent Conversions(8)
FBEI   First Bancorp of Indiana of IN            132     26.15%     N.A.      0.64%   2.44%     0.64%   2.44%
FFSXD  First Federal Bankshares of IA            707      9.65%    0.46%      0.63%   6.57%     0.53%   5.51%
SJFC   South Jersey Fin. Corp. of NJ             291     19.49%    0.25%      1.02%   5.22%     1.02%   5.22%
TRYF   Troy Financial Corp. of NY                817     20.94%     N.A.      0.42%   1.99%     0.42%   1.99%
WRO    Woronoco Bancorp, Inc. of MA              416     19.90%    0.45%      0.87%   4.35%     0.87%   4.35%


Recent MHCs(9)
CFFN    Capitol Federal Financial of KS        6,118     23.20%     N.A.      1.17%   5.03%     1.17%   5.03%
FFBK    FloridaFirst Bancorp MHC of FL           478     16.90%     N.A.      0.68%   4.01%     0.68%   4.01%
GOUV    Gouverneur Bancorp MHC of NY              62     34.01%     N.A.      1.37%   4.01%     1.37%   4.01%



(1) Average of High/Low or Bid/Ask price per share.
(2) EPS (estimate core basis) is based on actual trailing twelve month data, adjusted to omit non-operating items (including the SAIF assessment) on a tax-effected basis.
(3) P/E = Price to earnings; P/B = Price to book; P/A = Price to assets; P/TB = Price to tangible book value; and P/Core = Price to estimated core earnings.
(4) Indicated twelve month dividend, based on last quarterly dividend declared.
(5) Indicated dividend as a percent of trailing twelve month estimated core earnings.
(6) ROA (return on assets) and ROE (return on equity) are indicated ratios based on trailing twelve month earnings and average equity and assets balances.
(7) Excludes from averages those companies the subject of actual or rumored acquisition activities or unusual operating characteristics.
(8) Includes converted last three months (no MHCs); pro forma basis.
(9) Includes MHCs converted last 3 months; full conversion basis.

Source: Corporate reports, offering circulars, and RP Financial, LC. calculations. The information provided in this report has been obtained from sources we believe are reliable, but we cannot guarantee the accuracy or completeness of such information.

Copyright (c) 1999 by RP Financial, LC.

Board of Trustees
April 16, 1999
Page 13



Summary of Adjustments

                  There were no material changes in the updated financial conditions of the Bank and the Peer Group of public MHCs, and the differences between the Bank's and the Peer Group remained the same as discussed in the Second Update. The Bank strengthening earnings represents a trend which was anticipated in the Second Update. The differences between the Bank's financial condition and operations and those of the Peer Group remained unchanged from the prior updated valuations. Thus, the valuation adjustments for profitability, growth, and viability of earnings remain unchanged from those applied in the Second Update. The factors concerning the valuation parameters of asset growth, primary market area, dividends, liquidity of the shares, management and effect of government regulation and regulatory reform did not change since the Second Update date. Accordingly, those parameters were not discussed further in this Update.

                  The general market for MHC stocks has declined as indicated by the reduction in the SNL MHC Index and the Peer Group pricing ratios (fully converted basis) since the date of the Second Update. Additionally, the recent publicly traded MHCs have experienced weak aftermarket trading. After considering these factors, we concluded that the "moderate downward" adjustment for marketing of the issue as applied in the Second Update should be increased to adequately capture current market conditions and a "sizeable downward" adjustment was thus warranted for this factor.


 Summary of Adjustments

                  As summarized below, we have made only one adjustment to the valuation parameters considered in the Second Update.


                                                     Previous Valuation            Current Valuation
         Key Valuation Parameters:                       Adjustment                    Adjustment
         -------------------------                   ------------------            ------------------

         Financial Condition                         Moderate Downward             Same
         Profitability, Growth & Viability
           of Earnings                               Significant Downward          Same
         Asset Growth                                Moderate Downward             Same
         Primary Market Area                         No Adjustment                 Same
         Dividends                                   Moderate Downward             Same
         Liquidity of the Shares                     Slight Downward               Same
         Marketing of the Issue                      Moderate Downward             Sizeable Downward
         Management                                  No Adjustment                 Same
         Effect of Govt. Regulations &
           Regulatory Reform                         No Adjustment                 Same

Board of Trustees
April 16, 1999
Page 14



Valuation Approaches

                  In applying the accepted valuation methodology promulgated by the OTS, i.e., the pro forma market value approach, we considered the three key pricing ratios in valuing the Bank's to-be-issued stock -- price/earnings ("P/E"), price/book ("P/B"), and price/assets ("P/A") approaches -- all performed on a pro forma basis including the effects of the conversion proceeds. In computing the pro forma impact of the conversion and the related pricing ratios, the valuation parameters for effective tax rate, offering expenses and stock benefit plan assumptions reflect the assumptions set forth in the prospectus. In this regard, the assumption for stock purchased by the Recognition Plan has been reduced from 4 percent to 3 percent. Additionally, consistent with the prospectus, we have considered the after-tax impact of the stock contribution equal to 4.0 percent of the shares sold in the offering to the Charitable Foundation. The pro assumptions are summarized in Exhibits 3 and 4.

                  Based on the decrease in the market pricing of the Peer Group and the market for thrift stocks in general, and the downgrading of one valuation parameter, we have concluded that the pro forma market value of the Bank's stock as a mutual holding company on a fully-converted basis, taking into account the dilutive impact of the 4.0 percent contribution to the Charitable Foundation, is equal to $10,250,000 at the midpoint, which reflects a 10.9 percent reduction from the $11,500,000 midpoint value reached in the Second Update. Accordingly, RP Financial concluded that the pro forma value range of a 100 percent interest in the Bank's conversion stock ranged from $8,712,500 at the minimum to $11,787,500 at the maximum and $13,555,630 at the supermaximum of the revised valuation range. The total shares issued and aggregate market value of the shares increases following the contribution of 4.0 percent of the shares to a Charitable Foundation.

                  The Bank has adopted Statement of Position ("SOP" 93-6) which will cause earnings per share computations to be based on shares issued and outstanding excluding shares owned by an ESOP where there is not a commitment to release such shares. For the purpose of preparing the pro forma pricing tables and exhibits, we have reflected all shares issued in the offering including shares purchased by the ESOP as outstanding to capture the full dilutive impact of such stock to the Bank's shareholders. However, we have considered the impact of the Bank's adoption of SOP 93-6 in the determination of the Bank's pro forma value. The same methodology was applied in the Original Appraisal and subsequent updates.

                  1. Price-to-Book ("P/B"). The application of the P/B valuation method requires calculating the Bank's pro forma market value by applying a valuation P/B ratio (fully converted basis) to the Bank's pro forma book value (fully converted basis). In applying the P/B approach, we also considered tangible book value (i.e., book value net of goodwill and other intangible assets) because historically the market has not generally given credit to an institution for intangible assets.

                  The updated valuation reflects a fully converted P/B and tangible P/B equal to 52.40 percent at the midpoint. Relative to the Peer Group's P/B and tangible P/B ratios (fully converted basis) of 79.37 percent and
80.81 percent, the indicated discounts are 34.0 percent and

Board of Trustees
April 16, 1999
Page 15


35.2 percent which is slightly greater than the 33 percent discount applied in the Second Update. RP Financial considered these discounts to be appropriate in light of the downward adjustments indicated above and given the limited applicability of the earnings approach in view of the Bank's current low earnings levels.

                  2. Price-to-Earnings ("P/E"). The application of the P/E valuation method requires calculating the Bank's pro forma market value by applying a valuation P/E multiple (fully converted basis) to the pro forma earnings base. Ideally, the pro forma earnings base is composed principally of the Bank's recurring earnings base, that is, earnings adjusted to exclude any one-time non-operating items, plus the estimated after-tax earnings benefit of the reinvestment of net conversion proceeds. In the case of the Bank however, the earnings approach is rendered less meaningful by a number of factors including: (1) the Bank's current low earnings levels; and (2) the high level of NPAs, and low reserve coverage (management has indicated however that loan loss provisions are expected to be lower in the future). Based on the foregoing considerations, we have de-emphasized the earnings approach in comparison to institutions with more higher and more stable earnings streams.

                  Based on reported earnings for the twelve months ended March 31, 1999 of $357,000, the Bank's pro forma P/E multiple (fully converted basis) at the $10,250,000 midpoint value was 21.05 times, which is at a premium of
22.31 percent relative to the Peer Group average (fully converted basis) of
17.21 times earnings.

                  3. Price-to-Assets ("P/A"). The P/A valuation methodology determines market value by applying a valuation P/A ratio (fully converted basis) to the Bank's pro forma asset base, conservatively assuming no deposit withdrawals are made to fund stock purchases. In all likelihood there will be deposit withdrawals, which results in understating the pro forma P/A ratio which is computed herein. At the midpoint of the updated valuation range, the Bank's full conversion value equaled 8.93 percent (fully converted basis) of pro forma assets. Comparatively, the Peer Group companies exhibited an average P/A ratio (fully converted basis) of 16.71 percent, which implies a 46.6 percent discount being applied to the Bank's pro forma P/A ratio (fully converted basis).

Valuation Conclusion

                  Based on the foregoing, it is our opinion that, as of April 16, 1999, the pro forma market value range of a 100 percent ownership interest in the Bank, taking into account the dilutive impact of the 4.0 percent stock contribution to the Charitable Foundation, was $10,250,000. Accordingly, RP Financial concluded that the pro forma value range of a 100 percent interest in the Bank's conversion stock ranged from $8,712,500 at the minimum to $11,787,500 at the maximum and $13,555,630 at the supermaximum of the revised valuation range. The total shares issued and the aggregate market value of the shares increases following the contribution of 4.0 percent of the shares sold in the offering to a Charitable Foundation as follows:

Board of Trustees
April 16, 1999
Page 16



                                                        Shares
                           --------------------------------------------------------------------
                                                                                  Foundation
                                          Issued         Sold       Contributed       and
                             Total          to            to            to         Offering       Pricing Ratios
                            Shares          MHC         Public      Foundation      Shares          P/B      P/E
                            ------          ---         ------      ----------      ------          ---      ---
Shares(1)
Minimum                      887,230       471,750       399,500        15,980       415,480
Midpoint                   1,043,800       555,000       470,000        18,800       488,800
Maximum                    1,200,370       638,250       540,500        21,620       562,120
Supermaximum               1,380,426       733,988       621,575        24,863       646,438

Distribution of Shares
Minimum                      100.00%        53.17%        45.03%         1.80%        46.83%
Midpoint                     100.00%        53.17%        45.03%         1.80%        46.83%
Maximum                      100.00%        53.17%        45.03%         1.80%        46.83%
Supermaximum                 100.00%        53.17%        45.03%         1.80%        46.83%

Aggregate Market Value(1)
Minimum                   $8,872,300    $4,717,500    $3,995,000      $159,800    $4,154,800     60.34%    21.89x
Midpoint                  10,438,000     5,550,000     4,700,000       188,000     4,888,000     68.03%    25.04x
Maximum                   12,003,700     6,382,500     5,405,000       216,200     5,621,200     75.12%    28.03x
Supermaximum              13,804,255     7,339,875     6,215,750       248,630     6,464,380     82.59%    31.27x

(1) Based on offering price of $10.00 per share.


                  The pro forma valuation calculations relative to the Peer Group (fully converted basis) are shown in Table 8 and are detailed in Exhibit 3 and Exhibit 4; the pro forma valuation calculations relative to the Peer Group based on reported financials are shown in Table 9 and are detailed in Exhibits 5 and 6.


                                           Respectfully submitted,

                                           RP FINANCIAL, LC.



                                           /s/ William E. Pommerening
                                           ----------------------------
                                           William E. Pommerening
                                           Chief Executive Officer



                                           /s/ James P. Hennessey
                                           ----------------------------
                                           James P. Hennessey
                                           Senior Vice President

RP Financial, LC.

                                     Table 8
                  Public Market Pricing (Fully Converted Basis)
                 Oswego County Savings Bank and the Comparables
                              As of April 16, 1999


                                                         Fully Converted        Per Share Data(8)
                                                          Implied Value        ---------------------
                                                       ------------------         Core      Book             Pricing Ratios(3)
                                                        Price/     Market       12 Month   Value/     ------------------------------
Financial Institution                                  Share(1)    Value         EPS(2)     Share       P/E       P/B       P/A
---------------------                                  --------    -----         ------     -----       ---       ---       ---
                                                         ($)       ($Mil)         ($)        ($)        (x)       (%)       (%)
Oswego County Savings Bank
  Superrange                                              $10.00     $14.10         $0.39    $16.41     25.42x    60.93%    11.54%
  Range Maximum                                            10.00      12.26          0.43     17.65     23.18x    56.64%    10.16%
  Range Midpoint                                           10.00      10.66          0.48     19.08     21.05x    52.40%     8.93%
  Range Minimum                                            10.00       9.06          0.53     21.02     18.72x    47.58%     7.67%

All Public Thrifts(7)                                      14.83     175.99          0.90     13.15     15.78x   115.97%    14.22%
---------------------

All Non-MHC State of NY(7)
  Averages                                                 19.30     525.22          0.95     15.81     15.92x   112.20%    16.60%
  Medians                                                      -          -             -         -     14.85x   100.89%    14.74%

Peer Group MHC Institutions, Full Conversion Basis
  Averages                                                 12.59     255.23          0.70     15.57     17.21x    79.37%    16.71%
  Medians                                                      -          -             -         -     16.53x    78.49%    14.87%


Peer Group MHC Institutions, Full Conversion Basis
ALLB      Alliance Bank MHC of PA (19.9)                   10.00      35.32          0.82     16.12     12.20x    62.03%    11.42%
BRKL      Brookline Bncp. MHC of MA (47.0)                 11.75     338.38          0.74     14.97     15.26x    78.49%    34.05%
FFFL      Fidelity Bcsh. MHC of FL (47.9)                  17.00     125.00          1.18     20.65     12.69x    82.32%     8.02%
SBFL      Finger Lakes Fin. MHC of NY (33.1)               11.50      41.33          0.45     12.81     28.75x    89.77%    13.49%
GBNK      Gaston Fed. Bncp. MHC of NC (47.0)               12.00      53.87          0.60     14.82     19.05x    80.97%    21.92%
HARS      Harris Fin. MHC of PA (24.9)                     12.56     483.84          0.59     13.37     16.53x    93.94%    17.14%
JXSB      Jacksonville SB, MHC of IL (45.6)                10.50      21.17          0.50     14.69     14.58x    71.48%    11.71%
LFED      Leeds Fed. Bksr. MHC of MD (36.5)                11.75      64.17          0.81     15.79     14.51x    74.41%    18.33%
NBCP      Niagara Bancorp of NY MHC (45.4)                 10.25     306.05          0.60     13.59     22.78x    75.42%    19.42%
NWSB      Northwest Bcrp. MHC of PA (30.5)                  9.63     475.32          0.60     10.83     15.53x    88.92%    14.87%
PHSB      PHS Bancorp MHC of PA (45.0)                     10.63      30.81          0.67     15.77     15.41x    67.41%    11.81%
PBHC      Pathfinder BC MHC of NY (46.0)                   10.13      28.40          0.54     13.22     17.17x    76.63%    13.02%
PBCT      Peoples Bank, MHC of CT (43.2)                   29.13   2,215.39          1.12     27.19     17.24x   107.13%    19.90%
PLSK      Pulaski SB, MHC of NJ (47.0)                      8.88      19.39          0.62     14.66     14.80x    60.57%     9.28%
SKBO      Skibo Fin. Corp. MHC of PA (45.0)                 6.50      23.15          0.35     10.98     19.12x    59.20%    14.10%
WAYN      Wayne Svgs. Bks. MHC of OH (48.2)                17.00      43.16          0.84     17.60     18.48x    96.59%    15.00%
WCFB      Webster City FSB MHC of IA (45.6)                14.75      34.09          0.80     17.56     18.44x    84.00%    30.53%


                                                                                      Dividends(4)
                                                                            --------------------------------

                                                      -------------------    Amount/               Payout       Total    Equity/
Financial Institution                                  P/TB     P/Core        Share      Yield    Ratio(5)     Assets    Assets
---------------------                                  ----     ------        -----      -----    --------     ------    ------
                                                        (%)       (x)          ($)        (%)       (%)        ($Mil)      (%)
Oswego County Savings Bank
  Superrange                                            60.93%    23.24x         -         0.00%      0.00%        $122    18.93%
  Range Maximum                                         56.64%    21.10x         -         0.00%      0.00%         121    17.93%
  Range Midpoint                                        52.40%    19.09x         -         0.00%      0.00%         119    17.04%
  Range Minimum                                         47.58%    16.90x         -         0.00%      0.00%         188    16.12%

All Public Thrifts(7)                                  120.61%    16.66x      0.35         2.34%     33.02%       1,436    13.32%
---------------------

All Non-MHC State of NY(7)
  Averages                                             117.17%    17.60x      0.42         1.94%     35.92%       3,273    14.74%
  Medians                                              106.69%    16.88x         -             -          -           -         -

Peer Group MHC Institutions, Full Conversion Basis
  Averages                                              80.81%    18.25x      0.41         3.13%     45.57%       1,408    21.14%
  Medians                                               80.97%    18.44x         -             -          -           -         -


Peer Group MHC Institutions, Full Conversion Basis
ALLB      Alliance Bank MHC of PA (19.9)                62.03%    12.20x      0.36         3.60%     43.90%         309    18.42%
BRKL      Brookline Bncp. MHC of MA (47.0)              78.49%    15.88x      0.20         1.70%     27.03%         994    43.38%
FFFL      Fidelity Bcsh. MHC of FL (47.9)               83.70%    14.41x      1.00         5.88%       N.M.       1,559     9.74%
SBFL      Finger Lakes Fin. MHC of NY (33.1)            89.77%    25.56x      0.24         2.09%     53.33%         306    15.02%
GBNK      Gaston Fed. Bncp. MHC of NC (47.0)            80.97%    20.00x      0.20         1.67%     33.33%         246    27.07%
HARS      Harris Fin. MHC of PA (24.9)                  95.01%    21.29x      0.24         1.91%     40.68%       2,823    18.25%
JXSB      Jacksonville SB, MHC of IL (45.6)             71.48%    21.00x      0.30         2.86%     60.00%         181    16.39%
LFED      Leeds Fed. Bksr. MHC of MD (36.5)             74.41%    14.51x      0.56         4.77%     69.14%         350    24.63%
NBCP      Niagara Bancorp of NY MHC (45.4)              75.42%    17.08x      0.16         1.56%     26.67%       1,576    25.74%
NWSB      Northwest Bcrp. MHC of PA (30.5)              95.92%    16.05x      0.16         1.66%     26.67%       3,197    16.72%
PHSB      PHS Bancorp MHC of PA (45.0)                  67.41%    15.87x      0.28         2.63%     41.79%         261    17.52%
PBHC      Pathfinder BC MHC of NY (46.0)                84.14%    18.76x      0.24         2.37%     44.44%         218    16.99%
PBCT      Peoples Bank, MHC of CT (43.2)               114.69%    26.01x      0.92         3.16%       N.M.      11,135    18.57%
PLSK      Pulaski SB, MHC of NJ (47.0)                  60.57%    14.32x      0.32         3.60%     51.61%         209    15.32%
SKBO      Skibo Fin. Corp. MHC of PA (45.0)             59.20%    18.57x      0.30         4.62%       N.M.         164    23.81%
WAYN      Wayne Svgs. Bks. MHC of OH (48.2)             96.59%    20.24x      0.62         3.65%     73.81%         288    15.53%
WCFB      Webster City FSB MHC of IA (45.6)             84.00%    18.44x      0.80         5.42%       N.M.         112    36.35%

                                                                   Financial Characteristics(6)
                                                      ---------------------------------------------------
                                                                      Reported              Core
                                                         NPAs/   ------------------- --------------------
Financial Institution                                   Assets      ROA      ROE        ROA       ROE
---------------------                                   ------      ---      ---        ---       ---
                                                          (%)       (%)      (%)        (%)       (%)
Oswego County Savings Bank
  Superrange                                               0.63%     0.45%    2.40%      0.50%     2.62%
  Range Maximum                                            0.63%     0.44%    2.44%      0.48%     2.68%
  Range Midpoint                                           0.64%     0.42%    2.49%      0.47%     2.75%
  Range Minimum                                            0.65%     0.41%    2.54%      0.45%     2.81%

All Public Thrifts(7)                                      0.61%     0.88%    7.64%      0.82%     7.12%
---------------------

All Non-MHC State of NY(7)
  Averages                                                 0.63%     0.75%    5.54%      0.86%     5.85%
  Medians                                                      -         -        -          -         -

Peer Group MHC Institutions, Full Conversion Basis
  Averages                                                 0.52%     1.04%    4.92%      0.98%     4.61%
  Medians                                                      -         -        -          -         -


Peer Group MHC Institutions, Full Conversion Basis
ALLB      Alliance Bank MHC of PA (19.9)                   0.56%     0.96%    5.10%      0.96%     5.10%
BRKL      Brookline Bncp. MHC of MA (47.0)                  N.A.     2.38%    5.96%      2.29%     5.73%
FFFL      Fidelity Bcsh. MHC of FL (47.9)                  0.26%     0.72%    6.60%      0.63%     5.82%
SBFL      Finger Lakes Fin. MHC of NY (33.1)               0.43%     0.50%    3.12%      0.56%     3.51%
GBNK      Gaston Fed. Bncp. MHC of NC (47.0)               0.21%     1.16%    4.84%      1.10%     4.61%
HARS      Harris Fin. MHC of PA (24.9)                     0.63%     1.10%    5.71%      0.85%     4.44%
JXSB      Jacksonville SB, MHC of IL (45.6)                0.93%     0.81%    4.96%      0.56%     3.45%
LFED      Leeds Fed. Bksr. MHC of MD (36.5)                0.80%     1.26%    5.13%      1.26%     5.13%
NBCP      Niagara Bancorp of NY MHC (45.4)                 0.26%     0.94%    4.11%      1.25%     5.48%
NWSB      Northwest Bcrp. MHC of PA (30.5)                 0.78%     1.07%    5.83%      1.03%     5.64%
PHSB      PHS Bancorp MHC of PA (45.0)                     0.22%     0.81%    4.40%      0.79%     4.28%
PBHC      Pathfinder BC MHC of NY (46.0)                   1.27%     0.78%    4.38%      0.71%     4.01%
PBCT      Peoples Bank, MHC of CT (43.2)                   0.50%     1.23%    6.30%      0.82%     4.18%
PLSK      Pulaski SB, MHC of NJ (47.0)                     0.53%     0.66%    4.17%      0.68%     4.31%
SKBO      Skibo Fin. Corp. MHC of PA (45.0)                0.46%     0.75%    3.11%      0.78%     3.20%
WAYN      Wayne Svgs. Bks. MHC of OH (48.2)                0.42%     0.83%    5.27%      0.76%     4.81%
WCFB      Webster City FSB MHC of IA (45.6)                0.04%     1.65%    4.60%      1.65%     4.60%


(1) Current stock price of minority stock. Average of High/Low or Bid/Ask price per share.
(2) EPS (estimate core basis) is based on reported trailing twelve month data, adjusted to omit non-operating items (including the SAIF assessment) on a tax-effected basis. Public MHC data reflects additional earnings from reinvestment of proceeds of second step conversion.
(3) P/E = Price to earnings; P/B = Price to book; P/A = Price to assets; P/TB = Price to tangible book value; and P/Core = Price to core earnings. Ratios are pro forma assuming a second step conversion to full stock form.
(4)  Indicated twelve month dividend, based on last quarterly dividend declared.
(5) Indicated twelve month dividend as a percent of trailing twelve month estimated core earnings (earnings adjusted to reflect second step conversion).
(6) ROA (return on assets) and ROE (return on equity) are indicated ratios based on trailing twelve month earnings and average equity and assets balances. (7) Excludes from averages and medians those companies the subject of actual or rumored acquisition activities or unusual operating characteristics.
(8) Figures estimated by RP Financial to reflect a second step conversion of the MHC to full stock form.

Source:   Corporate reports, offering circulars, and RP Financial, LC.
calculations. The information provided in this report has been obtained from sources we believe are reliable, but we cannot guarantee the accuracy or completeness of such information.

Copyright (c) 1999 by RP Financial, LC.

RP Financial, LC.

                                     Table 9
                              Public Market Pricing
                 Oswego County Savings Bank and the Comparables
                              As of April 16, 1999


                                                           Market             Per Share Data
                                                       Capitalization      ---------------------
                                                    ----------------------   Core       Book               Pricing Ratios(3)
                                                     Price/     Market     12 Month    Value/     ----------------------------------
Financial Institution                               Share(1)     Value      EPS(2)     Share        P/E       P/B       P/A
                                                       ($)      ($Mil)        ($)       ($)         (x)       (%)       (%)
Oswego County Savings Bank
  Superrange                                           $10.00      $13.80      $0.32     $12.11     31.27x    82.59%    11.92%
  Range Maximum                                         10.00       12.00       0.36      13.31     28.03x    75.12%    10.43%
  Range Midpoint                                        10.00       10.44       0.40      14.70     25.04x    68.03%     9.12%
  Range Minimum                                         10.00        8.87       0.46      16.57     21.89x    60.34%     7.80%

All Public Thrifts(7)                                   14.83      175.99       0.90      13.15     15.78x   115.97%    14.22%

All Non-MHC State of NY(7)
  Averages                                              19.30      525.22       0.95      15.81     15.92x   112.20%    16.60%
  Medians                                                   -           -          -          -     14.85x   100.89%    14.74%

Comparable Group Averages
  Averages                                              12.59       91.65       0.52       9.27     20.99x   138.81%    17.66%
  Medians                                                   -           -          -          -     19.95x   124.45%    15.76%


Comparable Group
ALLB      Alliance Bank MHC of PA (19.9)                10.00        6.50       0.62       9.09     16.13x   110.01%    11.61%
BRKL      Brookline Bncp. MHC of MA (47.0)              11.75      160.68       0.58       9.65     19.26x   121.76%    40.05%
FFFL      Fidelity Bcsh. MHC of FL (47.9)               17.00       55.42       1.00      13.42     14.53x   126.68%     7.72%
SBFL      Finger Lakes Fin. MHC of NY (33.1)            11.50       13.57       0.25       6.15       N.M.   186.99%    14.54%
GBNK      Gaston Fed. Bncp. MHC of NC (47.0)            12.00       25.36       0.43       9.34     26.09x   128.48%    24.23%
HARS      Harris Fin. MHC of PA (24.9)                  12.56      106.03       0.38       5.63     22.04x   223.09%    16.90%
JXSB      Jacksonville SB, MHC of IL (45.6)             10.50        9.12       0.34       9.53     18.42x   110.18%    11.83%
LFED      Leeds Fed. Bksr. MHC of MD (36.5)             11.75       22.28       0.65       9.89     18.08x   118.81%    18.97%
NBCP      Niagara Bancorp of NY MHC (45.4)              10.25      138.40       0.45       8.76       N.M.   117.01%    21.31%
NWSB      Northwest Bcrp. MHC of PA (30.5)               9.63      139.04       0.42       4.79     21.89x   201.04%    15.78%
PHSB      PHS Bancorp MHC of PA (45.0)                  10.63       13.20       0.51      10.57     19.69x   100.57%    12.01%
PBHC      Pathfinder BC MHC of NY (46.0)                10.13       11.99       0.38       8.14     23.02x   124.45%    13.64%
PBCT      Peoples Bank, MHC of CT (43.2)                29.13      806.41       0.76      13.59     19.95x   214.35%    18.42%
PLSK      Pulaski SB, MHC of NJ (47.0)                   8.88        8.79       0.51      10.82     18.12x    82.07%     9.37%
SKBO      Skibo Fin. Corp. MHC of PA (45.0)              6.50        6.73       0.24       7.22     29.55x    90.03%    14.93%
WAYN      Wayne Svgs. Bks. MHC of OH (48.2)             17.00       20.35       0.62      10.06     24.29x   168.99%    15.76%
WCFB      Webster City FSB MHC of IA (45.6)             14.75       14.19       0.62      10.91     23.79x   135.20%    33.15%


                                                                                  Dividends(4)          Financial Characteristics(6)
                                                                       ------------------------------- -----------------------------
                                                   -------------------  Amount/              Payout      Total    Equity/    NPAs/
Financial Institution                               P/TB     P/Core      Share     Yield    Ratio(5)    Assets    Assets    Assets
                                                     (%)      (x)         ($)       (%)       (%)       ($Mil)      (%)       (%)
Oswego County Savings Bank
  Superrange                                         82.59%   27.97x        -        0.00%      0.00%    $116       14.44%     0.66%
  Range Maximum                                      75.12%   24.99x        -        0.00%      0.00%     115       13.89%     0.66%
  Range Midpoint                                     68.03%   22.26x        -        0.00%      0.00%     114       13.41%     0.67%
  Range Minimum                                      60.34%   19.40x        -        0.00%      0.00%     114       12.92%     0.67%

All Public Thrifts(7)                               120.61%   16.66x     0.35        2.34%     33.02%   1,436       13.32%     0.61%

All Non-MHC State of NY(7)
  Averages                                          117.17%   17.60x     0.42        1.94%     35.92%   3,273       14.74%     0.63%
  Medians                                           106.69%   16.88x        -            -          -       -            -         -

Comparable Group Averages
  Averages                                          145.53%   22.18x     0.41        3.13%     19.46%   1,265       13.52%     0.52%
  Medians                                           128.48%   22.78x        -            -          -       -            -         -


Comparable Group
ALLB      Alliance Bank MHC of PA (19.9)            110.01%   16.13x     0.36        3.60%     11.53%     282       10.56%     0.56%
BRKL      Brookline Bncp. MHC of MA (47.0)          121.76%   20.26x     0.20        1.70%     16.50%     838       32.89%      N.A.
FFFL      Fidelity Bcsh. MHC of FL (47.9)           130.27%   17.00x     1.00        5.88%       N.M.   1,498        6.09%     0.26%
SBFL      Finger Lakes Fin. MHC of NY (33.1)        186.99%     N.M.     0.24        2.09%       N.M.     282        7.77%     0.43%
GBNK      Gaston Fed. Bncp. MHC of NC (47.0)        128.48%   27.91x     0.20        1.67%     22.03%     221       18.86%     0.21%
HARS      Harris Fin. MHC of PA (24.9)              230.04%     N.M.     0.24        1.91%     15.88%   2,497        7.57%     0.63%
JXSB      Jacksonville SB, MHC of IL (45.6)         110.18%     N.M.     0.30        2.86%       N.M.     169       10.74%     0.93%
LFED      Leeds Fed. Bksr. MHC of MD (36.5)         118.81%   18.08x     0.56        4.77%       N.M.     314       15.96%     0.80%
NBCP      Niagara Bancorp of NY MHC (45.4)          117.01%   22.78x     0.16        1.56%     16.13%   1,431       18.22%     0.26%
NWSB      Northwest Bcrp. MHC of PA (30.5)          242.57%   22.93x     0.16        1.66%     11.62%   2,889        7.85%     0.78%
PHSB      PHS Bancorp MHC of PA (45.0)              100.57%   20.84x     0.28        2.63%     24.71%     244       11.94%     0.22%
PBHC      Pathfinder BC MHC of NY (46.0)            145.97%   26.66x     0.24        2.37%     27.31%     203       10.96%     1.27%
PBCT      Peoples Bank, MHC of CT (43.2)            255.08%     N.M.     0.92        3.16%       N.M.   9,919        8.59%     0.50%
PLSK      Pulaski SB, MHC of NJ (47.0)               82.07%   17.41x     0.32        3.60%     29.47%     200       11.42%     0.53%
SKBO      Skibo Fin. Corp. MHC of PA (45.0)          90.03%   27.08x     0.30        4.62%       N.M.     150       16.58%     0.46%
WAYN      Wayne Svgs. Bks. MHC of OH (48.2)         168.99%   27.42x     0.62        3.65%       N.M.     268        9.32%     0.42%
WCFB      Webster City FSB MHC of IA (45.6)         135.20%   23.79x     0.80        5.42%       N.M.      94       24.52%     0.04%

                                                         Financial Characteristics(6)
                                                    -----------------------------------------
                                                          Reported              Core
                                                     ------------------- --------------------
Financial Institution                                   ROA      ROE        ROA       ROE
                                                        (%)      (%)        (%)       (%)
Oswego County Savings Bank
  Superrange                                             0.38%    2.64%      0.43%     2.95%
  Range Maximum                                          0.37%    2.68%      0.42%     3.01%
  Range Midpoint                                         0.36%    2.72%      0.41%     3.06%
  Range Minimum                                          0.36%    2.76%      0.40%     3.11%

All Public Thrifts(7)                                    0.88%    7.64%      0.82%     7.12%

All Non-MHC State of NY(7)
  Averages                                               0.75%    5.54%      0.86%     5.85%
  Medians                                                    -        -          -         -

Comparable Group Averages
  Averages                                               0.84%    6.63%      0.78%     5.94%
  Medians                                                    -        -          -         -


Comparable Group
ALLB      Alliance Bank MHC of PA (19.9)                 0.74%    6.86%      0.74%     6.86%
BRKL      Brookline Bncp. MHC of MA (47.0)               2.25%    8.05%      2.14%     7.65%
FFFL      Fidelity Bcsh. MHC of FL (47.9)                0.61%    8.98%      0.52%     7.67%
SBFL      Finger Lakes Fin. MHC of NY (33.1)             0.27%    3.25%      0.34%     4.07%
GBNK      Gaston Fed. Bncp. MHC of NC (47.0)             0.94%    6.12%      0.87%     5.72%
HARS      Harris Fin. MHC of PA (24.9)                   0.82%   10.27%      0.55%     6.85%
JXSB      Jacksonville SB, MHC of IL (45.6)              0.65%    6.10%      0.38%     3.64%
LFED      Leeds Fed. Bksr. MHC of MD (36.5)              1.05%    6.57%      1.05%     6.57%
NBCP      Niagara Bancorp of NY MHC (45.4)               0.69%    4.92%      1.04%     7.38%
NWSB      Northwest Bcrp. MHC of PA (30.5)               0.82%    9.59%      0.78%     9.15%
PHSB      PHS Bancorp MHC of PA (45.0)                   0.65%    5.16%      0.61%     4.88%
PBHC      Pathfinder BC MHC of NY (46.0)                 0.61%    5.24%      0.53%     4.53%
PBCT      Peoples Bank, MHC of CT (43.2)                 1.00%   11.11%      0.52%     5.78%
PLSK      Pulaski SB, MHC of NJ (47.0)                   0.54%    4.64%      0.56%     4.83%
SKBO      Skibo Fin. Corp. MHC of PA (45.0)              0.52%    3.06%      0.57%     3.34%
WAYN      Wayne Svgs. Bks. MHC of OH (48.2)              0.67%    7.06%      0.59%     6.26%
WCFB      Webster City FSB MHC of IA (45.6)              1.39%    5.77%      1.39%     5.77%


(1)  Average of High/Low or Bid/Ask price per share.
(2) EPS (estimate core basis) is based on actual trailing twelve month data, adjusted to omit non-operating items (including the SAIF assessment) on a tax-effected basis, and is shown on a pro forma basis where appropriate.
(3) P/E = Price to earnings; P/B = Price to book; P/A = Price to assets; P/TB = Price to tangible book value; and P/Core = Price to core earnings. Ratios are pro forma assuming a second step conversion to full stock form.
(4)  Indicated twelve month dividend, based on last quarterly dividend declared.
(5) Indicated twelve month dividend as a percent of trailing twelve month estimated core earnings.
(6) ROA (return on assets) and ROE (return on equity) are indicated ratios based on trailing twelve month common earnings and average common equity and total assets balances.
(7) Excludes from averages and medians those companies the subject of actual or rumored acquisition activities or unusual operating characteristics.

Source:   Corporate reports, offering circulars, and RP Financial, LC.
calculations. The information provided in this report has been obtained from sources we believe are reliable, but we cannot guarantee the accuracy or completeness of such information.

Copyright (c) 1999 by RP Financial, LC.

                                    EXHIBITS

                                LIST OF EXHIBITS

Exhibit
Number                         Description
-------                        -----------

   1      Stock Prices: As of April 16, 1999

   2      Calculation of Implied per Share Data for MHC on Fully Converted Basis

   3      Pro Forma Analysis Sheet: Full Conversion Value

   4      Pro Forma Effects: Full Conversion Value

   5      Pro Forma Analysis Sheet: MHC Offering

   6      Pro Forma Effects: MHC Offering

   7      Firm Qualifications Statement

                                   EXHIBIT 1

                                  Stock Prices
                              As of April 16, 1999


 RP FINANCIAL, LC.
 -----------------------------------------
 Financial Services Industry Consultants
 1700 North Moore Street, Suite 2210
 Arlington, Virginia  22209
 (703) 528-1700

                                   Exhibit 1-A
                      Weekly Thrift Market Line - Part One
                           Prices As Of April 16, 1999



                                              Market Capitalization                      Price Change Data
                                             -----------------------      -----------------------------------------------
                                                      Shares  Market          52 Week (1)              % Change From
                                                                          ---------------         -----------------------
                                              Price/  Outst- Capital-                       Last     Last 52 Wks  Dec 31,
 Financial Institution                       Share(1) anding ization(9)     High     Low    Week     Week  Ago(2) 1998(2)
 ---------------------                       ------- ------- -------      ------- ------- ------- ------- ------- --------
                                                ($)    (000)  ($Mil)         ($)     ($)     ($)     (%)     (%)     (%)

Market Averages. SAIF-Insured Thrifts(no MHC)
 --------------------------------------------
 SAIF-Insured Thrifts(272)                     14.89   8,623   169.2        21.52   12.90   14.71    1.33  -25.70    -4.77
 NYSE Traded Companies(7)                      28.08  54,594 1,629.2        40.35   21.09   27.80    7.65  -34.67     6.92
 AMEX Traded Companies(23)                     13.07   3,367    41.4        19.08   11.47   12.98    1.05  -28.57    -3.42
 NASDAQ Listed OTC Companies(242)              14.65   7,692   136.0        21.17   12.78   14.46    1.16  -25.20    -5.26
 California Companies(18)                      19.53  22,403   651.8        27.72   15.24   19.09    7.87  -29.96     3.28
 Florida Companies(7)                           9.96  23,710   227.8        20.04    7.89    9.46    4.32  -41.73     3.65
 Mid-Atlantic Companies(49)                    14.72  12,319   205.5        21.55   12.60   14.58    0.78  -25.41    -4.73
 Mid-West Companies(129)                       14.44   5,978   115.2        20.64   12.93   14.43   -0.45  -25.49    -6.72
 New England Companies(8)                      15.78   7,851   192.4        22.39   12.51   14.93    3.90  -24.87    -2.44
 North-West Companies(13)                      16.25  10,330   193.8        23.18   14.21   15.87    2.27  -24.25    -4.98
 South-East Companies(39)                      14.60   3,714    58.9        21.05   12.80   14.40    1.64  -23.63    -5.35
 South-West Companies(5)                       19.49   8,525   292.7        26.83   14.54   18.16   11.84  -20.64     7.34
 Western Companies (Excl CA)(4)                11.03   2,680    26.7        15.72   10.25   10.53    5.13  -24.99    -7.95
 Thrift Strategy(235)                          14.32   5,566    93.5        20.70   12.61   14.15    1.01  -25.28    -5.43
 Mortgage Banker Strategy(21)                  19.84  25,107   641.1        28.52   16.23   19.67    2.60  -27.74    -4.35
 Real Estate Strategy(7)                       16.13   8,429   104.7        24.47   13.47   16.06    0.93  -29.46     1.48
 Diversified Strategy(7)                       19.40  64,451 1,442.4        26.67   13.01   18.41    9.15  -28.53     8.55
 Retail Banking Strategy(2)                    12.88   1,281    16.5        21.63   11.69   13.25   -2.79  -38.67    -2.79
 Companies Issuing Dividends(229)              15.42   8,191   171.4        22.15   13.38   15.24    1.49  -25.47    -5.15
 Companies Without Dividends(43)               11.89  11,093   156.4        17.96   10.16   11.65    0.39  -27.20    -2.62
 Equity/Assets < 6%(20)                        16.56  25,386   461.2        24.83   12.94   16.21    1.43  -35.93    -4.15
 Equity/Assets 6-12%(125)                      16.20   8,726   220.3        23.49   13.78   16.00    1.80  -26.95    -4.66
 Equity/Assets > 12%(127)                      13.39   6,032    76.7        19.14   12.05   13.25    0.86  -23.15    -4.97
 Converted Last 3 Mths (no MHC)(5)              9.81   5,804    56.8        15.93    9.49    7.91    0.73  -16.34   -13.05
 Actively Traded Companies(26)                 23.32  39,339 1,023.5        31.38   18.86   23.03    1.62  -24.49    -3.44
 Market Value Below $20 Million(67)            11.29   1,298    13.2        16.66   10.28   11.43   -0.94  -26.82    -5.58
 Holding Company Structure(241)                15.25   8,607   175.6        21.74   13.19   15.09    1.07  -25.45    -4.52
 Assets Over $1 Billion(54)                    19.55  30,147   670.5        27.63   15.22   18.90    4.79  -26.66    -3.01
 Assets $500 Million-$1 Billion(41)            15.65   6,224    87.6        23.79   13.56   15.47    1.27  -25.51    -5.65
 Assets $250-$500 Million(61)                  14.59   3,940    51.5        20.74   12.96   14.45    1.59  -24.90    -3.34
 Assets less than $250 Million(116)            12.63   1,702    20.4        18.35   11.57   12.63   -0.41  -25.74    -6.05
 Goodwill Companies(108)                       15.98  16,323   311.2        23.47   13.29   15.64    2.80  -27.85    -4.33
 Non-Goodwill Companies(161)                   14.27   3,583    77.7        20.46   12.71   14.19    0.37  -24.83    -5.17
 Acquirors of FSLIC Cases(7)                   30.09  47,778 1,645.7        40.04   24.16   30.33    0.71  -27.83    -0.28


                                                    Current Per Share Financials
                                                ----------------------------------------
                                                                         Tangible

                                                Trailing  12 Mo.   Book    Book

                                                 12 Mo.   Core    Value/  Value/  Assets/
                                                 EPS(3)   EPS(3)  Share  Share(4) Share
                                                -------- ------- ------- ------- -------
                                                    ($)     ($)     ($)     ($)     ($)

 Market Averages. SAIF-Insured Thrifts(no MHC)
 ---------------------------------------------
 SAIF-Insured Thrifts(272)                         0.95    0.90   13.55   13.07   126.87
 NYSE Traded Companies(7)                          1.64    1.67   18.88   17.34   271.95
 AMEX Traded Companies(23)                         0.72    0.68   14.25   13.97   124.66
 NASDAQ Listed OTC Companies(242)                  0.95    0.90   13.32   12.86   122.60
 California Companies(18)                          1.25    1.04   15.76   15.16   225.21
 Florida Companies(7)                              0.35    0.32    8.87    8.37    93.49
 Mid-Atlantic Companies(49)                        0.94    0.93   13.11   12.54   139.88
 Mid-West Companies(129)                           0.89    0.86   13.67   13.28   113.24
 New England Companies(8)                          1.18    1.06   13.91   13.39   177.27
 North-West Companies(13)                          1.13    1.07   14.39   12.89   122.61
 South-East Companies(39)                          0.92    0.87   13.32   13.17    96.20
 South-West Companies(5)                           1.86    1.80   15.20   13.85   258.63
 Western Companies (Excl CA)(4)                    0.75    0.73   11.18   11.18    68.72
 Thrift Strategy(235)                              0.91    0.86   13.61   13.24   117.78
 Mortgage Banker Strategy(21)                      1.44    1.31   14.21   12.79   198.76
 Real Estate Strategy(7)                           1.05    0.97   12.00   11.62   170.20
 Diversified Strategy(7)                           0.54    0.63   10.87    9.54   175.31
 Retail Banking Strategy(2)                        4.18    3.32   17.27   15.93   208.73
 Companies Issuing Dividends(229)                  0.99    0.96   13.82   13.35   124.71
 Companies Without Dividends(43)                   0.71    0.59   12.03   11.49   139.20
 Equity/Assets < 6%(20)                            1.07    1.05   12.00   10.29   257.76
 Equity/Assets 6-12%(125)                          1.11    1.02   13.15   12.50   154.07
 Equity/Assets > 12%(127)                          0.78    0.77   14.16   14.04    81.32
 Converted Last 3 Mths (no MHC)(5)                 0.59    0.56   14.43   13.55    83.61
 Actively Traded Companies(26)                     1.52    1.57   15.33   13.95   200.76
 Market Value Below $20 Million(67)                0.71    0.67   12.69   12.57    96.87
 Holding Company Structure(241)                    0.97    0.92   13.70   13.22   128.36
 Assets Over $1 Billion(54)                        1.19    1.17   13.73   12.42   193.50
 Assets $500 Million-$1 Billion(41)                1.06    0.99   13.76   13.13   138.56
 Assets $250-$500 Million(61)                      1.01    0.91   13.67   13.30   122.82
 Assets less than $250 Million(116)                0.78    0.74   13.34   13.24    94.05
 Goodwill Companies(108)                           1.01    0.94   13.15   11.94   153.30
 Non-Goodwill Companies(161)                       0.92    0.88   13.80   13.80   110.58
 Acquirors of FSLIC Cases(7)                       2.53    2.55   20.61   18.70   279.74

----------
(1)  Average of high/low or bid/ask price per share.
(2) Or since offering price if converted or first listed in 1997 or 1998. Percent change figures are actual year-to-date and are not annualized
(3) EPS (earnings per share) is based on actual trailing twelve month data and is not shown on a pro forma basis.
(4)  Excludes intangibles (such as goodwill, value of core deposits, etc.).
(5) ROA (return on assets) and ROE (return on equity) are indicated ratios based on trailing twelve month common earnings and average common equity and assets balances.
(6)  Annualized, based on last regular quarterly cash dividend announcement.
(7)  Indicated dividend as a percent of trailing twelve month earnings.
(8) Excluded from averages due to actual or rumored acquisition activities or unusual operating characteristics.
(9) For MHC institutions, market value reflects share price multiplied by public (non-MHC) shares.

* All thrifts are SAIF insured unless otherwise noted with an asterisk. Parentheses following market averages indicate the number of institutions included in the respective averages. All figures have been adjusted for stock splits, stock dividends, and secondary offerings.

Source: Corporate reports and offering circulars for publicly traded companies, and RP Financial, Inc. calculations. The information provided in this report has been obtained from sources we believe are reliable, but we cannot guarantee the accuracy or completeness of such information.

Copyright (c) 1999 by RP Financial, LC.


RP FINANCIAL, LC.
-----------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia  22209
(703) 528-1700
                                                                                             Exhibit 1-A (continued)
                                                                                       Weekly Thrift Market Line - Part One
                                                                                           Prices As Of April 16, 1999



                                             Market Capitalization                      Price Change Data
                                            -----------------------      -----------------------------------------------
                                                     Shares  Market          52 Week (1)              % Change From
                                                                         ---------------         -----------------------
                                             Price/  Outst- Capital-                       Last     Last 52 Wks  Dec 31,
Financial Institution                       Share(1) anding ization(9)     High     Low    Week     Week  Ago(2) 1998(2)
---------------------                       ------- ------- -------      ------- ------- ------- ------- ------- --------
                                               ($)    (000)  ($Mil)         ($)     ($)     ($)     (%)     (%)     (%)

Market Averages. BIF-Insured Thrifts(no MHC)
--------------------------------------------
BIF-Insured Thrifts(53)                       16.72  12,481   264.2        23.39   13.53   16.07    4.28  -25.24    -4.46
NYSE Traded Companies(5)                      30.29  52,321 1,444.1        38.25   24.35   28.65    4.75  -19.84    -7.04
AMEX Traded Companies(5)                      14.32   2,477    38.6        22.43   12.35   13.63    5.71  -34.06    -4.47
NASDAQ Listed OTC Companies(43)               15.36   8,843   147.8        21.69   12.36   14.84    4.05  -24.82    -4.14
California Companies(1)                       15.88   7,166   113.8        24.00    9.00   14.63    8.54  -27.82     4.96
Mid-Atlantic Companies(20)                    19.46  21,895   534.8        24.80   14.85   18.40    5.90  -16.66    -2.68
New England Companies(27)                     16.00   7,990   130.1        23.47   13.43   15.50    4.12  -29.09    -6.32
North-West Companies(2)                       12.78   6,083    78.1        17.50   11.65   12.94   -1.24  -23.91     3.58
South-East Companies(3)                        9.73   2,455    21.3        17.92    9.36    9.88   -1.67  -42.08    -6.84
Thrift Strategy(42)                           16.72   8,658   192.7        22.96   13.64   16.05    4.37  -23.95    -3.63
Mortgage Banker Strategy(6)                   18.06  28,092   602.5        26.78   14.74   17.85    1.32  -29.24   -10.47
Real Estate Strategy(2)                       12.35   7,497    91.4        19.19    8.00   11.51    6.84  -32.73     1.10
Diversified Strategy(3)                       17.00  35,556   656.0        25.04   13.44   15.84    7.33  -29.42    -7.14
Companies Issuing Dividends(47)               17.57  13,153   288.9        24.45   14.28   16.97    3.30  -25.20    -4.48
Companies Without Dividends(6)                10.40   7,446    78.5        15.42    7.92    9.37   11.67  -25.53    -4.33
Equity/Assets < 6%(4)                         14.83   5,141    78.9        23.57   12.49   14.66    1.46  -32.20    -3.77
Equity/Assets 6-12%(29)                       17.54  12,276   247.6        24.26   13.85   16.83    5.21  -24.71    -3.58
Equity/Assets > 12%(20)                       15.91  14,329   327.6        22.07   13.29   15.26    3.51  -24.56    -5.89
Actively Traded Companies(13)                 21.52  20,097   437.1        30.35   17.94   20.62    4.69  -29.51    -6.84
Market Value Below $20 Million(8)             12.58   1,549    16.9        19.73   10.26   12.45    1.73  -36.07    -9.41
Holding Company Structure(40)                 16.91   9,973   184.5        23.38   13.71   16.15    4.89  -24.68    -4.52
Assets Over $1 Billion(17)                    23.01  31,521   737.3        29.78   17.77   21.70    5.69  -19.17    -4.32
Assets $500 Million-$1 Billion(9)             16.58   6,269    85.0        23.99   14.20   16.63    0.30  -25.32    -4.58
Assets $250-$500 Million(15)                  13.70   3,747    47.5        20.19   11.68   13.10    5.27  -26.94    -3.26
Assets less than $250 Million(12)             11.97   1,945    20.6        18.15    9.54   11.63    4.24  -31.29    -5.95
Goodwill Companies(28)                        17.51  19,359   423.6        25.06   13.72   16.91    4.84  -26.39    -5.36
Non-Goodwill Companies(25)                    15.90   5,329    98.4        21.65   13.34   15.20    3.70  -24.04    -3.52


                                                   Current Per Share Financials
                                               -----------------------------------------
                                                                        Tangible

                                               Trailing  12 Mo.   Book    Book

                                                12 Mo.   Core    Value/  Value/  Assets/
                                                EPS(3)   EPS(3)  Share  Share(4) Share
                                               -------- ------- ------- ------- --------
                                                   ($)     ($)     ($)     ($)     ($)

Market Averages. BIF-Insured Thrifts(no MHC)
--------------------------------------------
BIF-Insured Thrifts(53)                           1.21    1.16   13.22   12.66   124.02
NYSE Traded Companies(5)                          1.78    1.77   22.33   19.69   149.60
AMEX Traded Companies(5)                          1.07    1.16   12.83   12.50   118.20
NASDAQ Listed OTC Companies(43)                   1.16    1.08   12.16   11.82   121.61
California Companies(1)                           2.07    2.06   14.78   14.74   144.10
Mid-Atlantic Companies(20)                        1.16    1.12   14.91   13.95   116.99
New England Companies(27)                         1.32    1.20   12.56   12.16   135.81
North-West Companies(2)                           1.13    1.03    9.64    9.64    91.58
South-East Companies(3)                           0.30    0.73   10.92   10.74    75.05
Thrift Strategy(42)                               1.13    1.11   13.80   13.30   119.64
Mortgage Banker Strategy(6)                       1.64    1.27   12.26   11.58   153.89
Real Estate Strategy(2)                           1.41    1.39    9.94    9.92    97.41
Diversified Strategy(3)                           1.32    1.39    9.63    8.08   140.47
Companies Issuing Dividends(47)                   1.21    1.17   13.56   12.93   127.95
Companies Without Dividends(6)                    1.18    1.08   10.66   10.65    94.56
Equity/Assets < 6%(4)                             1.38    1.00    8.43    8.18   179.20
Equity/Assets 6-12%(29)                           1.41    1.26   12.50   11.94   142.08
Equity/Assets > 12%(20)                           0.88    1.03   15.29   14.67    85.79
Actively Traded Companies(13)                     1.94    1.68   15.86   15.14   160.68
Market Value Below $20 Million(8)                 0.89    0.93   13.01   12.78   128.03
Holding Company Structure(40)                     1.16    1.16   13.49   13.13   119.78
Assets Over $1 Billion(17)                        1.68    1.60   14.95   13.62   139.33
Assets $500 Million-$1 Billion(9)                 1.35    1.09   13.37   13.01   144.96
Assets $250-$500 Million(15)                      0.97    1.02   12.04   11.87   106.89
Assets less than $250 Million(12)                 0.75    0.78   12.19   12.04   107.88
Goodwill Companies(28)                            1.32    1.18   13.31   12.21   142.57
Non-Goodwill Companies(25)                        1.10    1.13   13.13   13.13   104.72

----------
(1)  Average of high/low or bid/ask price per share.
(2) Or since offering price if converted or first listed in 1997 or 1998. Percent change figures are actual year-to-date and are not annualized.
(3) EPS (earnings per share) is based on actual trailing twelve month data and is not shown on a pro forma basis.
(4)  Excludes intangibles (such as goodwill, value of core deposits, etc.).
(5) ROA (return on assets) and ROE (return on equity) are indicated ratios based on trailing twelve month common earnings and average common equity and assets balances.
(6)  Annualized, based on last regular quarterly cash dividend announcement.
(7)  Indicated dividend as a percent of trailing twelve month earnings.
(8) Excluded from averages due to actual or rumored acquisition activities or unusual operating characteristics. (9) For MHC institutions, market value reflects share price multiplied by public (non-MHC) shares.

* All thrifts are SAIF insured unless otherwise noted with an asterisk. Parentheses following market averages indicate the number of institutions included in the respective averages. All figures have been adjusted for stock splits, stock dividends, and secondary offerings.

Source: Corporate reports and offering circulars for publicly traded companies, and RP Financial, Inc. calculations. The information provided in this report has been obtained from sources we believe are reliable, but we cannot guarantee the accuracy or completeness of such information.

Copyright (c) 1999 by RP Financial, LC.

RP FINANCIAL, LC.
-----------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia  22209
(703) 528-1700

                             Exhibit 1-A (continued)
                      Weekly Thrift Market Line - Part One
                           Prices As Of April 16, 1999


                                             Market Capitalization                      Price Change Data
                                            -----------------------      -----------------------------------------------
                                                                            52 Week (1)              % Change From
                                                     Shares  Market       ---------------         -----------------------
                                             Price/  Outst- Capital-                       Last     Last 52 Wks  Dec 31,
Financial Institution                       Share(1) anding ization(9)     High     Low    Week     Week  Ago(2) 1998(2)
---------------------                       ------- ------- -------      ------- ------- ------- ------- ------- --------
                                               ($)    (000)  ($Mil)         ($)     ($)     ($)     (%)     (%)     (%)

Market Averages. MHC Institutions
---------------------------------

SAIF-Insured Thrifts(24)                      10.38  10,758    41.4        17.66    9.36    9.78    1.98  -27.68    -7.85
BIF-Insured Thrifts(4)                        15.32  30,947   279.4        25.53   11.64   14.94    4.61  -29.05     4.64
AMEX Traded Companies(1)                       4.63   2,384     5.0         5.25    4.63    4.88   -5.12   -7.40    -7.40
NASDAQ Listed OTC Companies(27)               11.32  14,059    78.0        19.29    9.87   10.73    2.63  -28.63    -6.01
Florida Companies(2)                          13.25   6,278    40.6        20.25   12.44    8.63   -1.22  -24.52   -15.14
Mid-Atlantic Companies(19)                     9.43   9,244    33.4        16.87    8.43    9.15    2.88  -27.01    -5.78
Mid-West Companies(4)                         12.94  24,505   100.7        22.20   11.78   12.89    0.42  -31.02    -7.40
New England Companies(2)                      20.44  45,647   483.5        29.49   14.54   20.19    3.81  -31.38     3.80
South-East Companies(1)                       12.00   4,461    25.4        17.25   10.00   11.50    4.35  -31.43    -7.69
Thrift Strategy(26)                           10.33  10,988    46.1        17.60    9.27    9.73    2.41  -26.87    -6.44
Mortgage Banker Strategy(1)                   12.56  33,584   106.0        27.50   11.00   11.97    4.93  -52.60    -7.85
Diversified Strategy(1)                       29.13  62,715   806.4        41.00   19.19   29.63   -1.69  -29.18     5.43
Companies Issuing Dividends(20)               12.05  12,847    80.6        22.05   10.47   11.77    3.17  -37.58    -6.73
Companies Without Dividends(8)                 8.65  15,631    62.3        10.63    7.72    7.39    0.32   -3.61    -4.40
Equity/Assets < 6%(1)                         17.00   6,803    55.4        31.00   17.00   17.25   -1.45  -44.04   -25.27
Equity/Assets 6-12%(12)                       12.32  14,496    98.8        24.24   10.44   12.18    1.63  -39.88    -4.07
Equity/Assets > 12%(15)                        9.70  13,415    57.9        13.61    8.59    8.74    3.19  -17.19    -6.38
Market Value Below $20 Million(2)              6.76   2,246     6.9        12.50    6.44    6.69   -0.33  -30.93    -9.30
Holding Company Structure(7)                  10.57   7,545    35.0        16.38    9.41   10.23    3.54  -17.52    -3.97
Assets Over $1 Billion(6)                     14.68  45,287   267.4        24.83   12.18   14.32    4.58  -28.98    -5.65
Assets $500 Million-$1 Billion(2)             11.00  18,429   100.1        15.12    8.82   10.53    4.36  -15.54     2.34
Assets $250-$500 Million(11)                  10.28   4,354    17.9        16.84    9.32    9.22    1.98  -20.80    -4.74
Assets less than $250 Million(9)               9.68   2,833    12.1        17.95    8.67    9.57    0.88  -38.53    -9.83
Goodwill Companies(9)                         12.93  19,658   135.2        21.02   10.90   12.72    2.80  -27.62    -2.70
Non-Goodwill Companies(16)                    10.65   6,588    31.5        19.23    9.48   10.38    2.68  -32.16    -8.01
MHC Institutions(28)                          11.08  13,642    75.4        18.79    9.69   10.52    2.35  -27.87    -6.06
MHC Converted Last 3 Months(3)                 7.88  33,216   129.9         9.75    7.13    4.67   -0.69   -5.80    -5.80

                                                      Current Per Share Financials
                                                 ---------------------------------------
                                                                         Tangible
                                                Trailing  12 Mo.   Book    Book
                                                 12 Mo.   Core    Value/  Value/  Assets/
Financial Institution                            EPS(3)   EPS(3)  Share  Share(4) Share
---------------------                           -------- ------- ------- ------- -------
                                                    ($)     ($)     ($)     ($)     ($)

Market Averages. MHC Institutions
---------------------------------

SAIF-Insured Thrifts(24)                          0.49    0.47    9.21    9.16    76.46
BIF-Insured Thrifts(4)                            0.72    0.53   10.06    9.22    78.12
AMEX Traded Companies(1)                          0.28    0.28    6.53    6.53    23.61
NASDAQ Listed OTC Companies(27)                   0.53    0.49    9.44    9.26    78.66
Florida Companies(2)                              0.76    0.66   11.07   10.89   154.49
Mid-Atlantic Companies(19)                        0.43    0.43    8.70    8.59    68.33
Mid-West Companies(4)                             0.63    0.58   10.34   10.34    75.83
New England Companies(2)                          1.04    0.67   11.62   10.54    93.75
South-East Companies(1)                           0.46    0.43    9.34    9.34    49.52
Thrift Strategy(26)                               0.49    0.47    9.31    9.22    73.66
Mortgage Banker Strategy(1)                       0.57    0.41    5.63    5.46    74.34
Diversified Strategy(1)                           1.46    0.76   13.59   11.42   158.16
Companies Issuing Dividends(20)                   0.54    0.48    9.19    8.95    80.78
Companies Without Dividends(8)                    0.48    0.49    9.70    9.70    66.49
Equity/Assets < 6%(1)                             1.09    0.88   12.49   12.14   230.33
Equity/Assets 6-12%(12)                           0.58    0.47    8.90    8.54    90.15
Equity/Assets > 12%(15)                           0.44    0.46    9.47    9.47    55.70
Market Value Below $20 Million(2)                 0.39    0.40    8.68    8.68    59.20
Holding Company Structure(7)                      0.49    0.49    9.73    9.56    71.19
Assets Over $1 Billion(6)                         0.76    0.60    9.37    8.79   106.13
Assets $500 Million-$1 Billion(2)                 0.60    0.59    9.91    9.91    58.38
Assets $250-$500 Million(11)                      0.46    0.46    9.14    9.14    74.69
Assets less than $250 Million(9)                  0.44    0.40    9.42    9.28    63.61
Goodwill Companies(9)                             0.63    0.51    9.28    8.75    99.18
Non-Goodwill Companies(16)                        0.48    0.47    9.43    9.43    68.15
MHC Institutions(28)                              0.53    0.48    9.34    9.17    76.70
MHC Converted Last 3 Months(3)                    0.45    0.45    9.01    9.01    54.82

(1) Average of high/low or bid/ask price per share.
(2) Or since offering price if converted or first listed in 1997 or 1998. Percent change figures are actual year-to-date and are not annualized
(3) EPS (earnings per share) is based on actual trailing twelve month data and is not shown on a pro forma basis.
(4) Excludes intangibles (such as goodwill, value of core deposits, etc.).
(5) ROA (return on assets) and ROE (return on equity) are indicated ratios based on trailing twelve month common earnings and average common equity and assets balances.
(6) Annualized, based on last regular quarterly cash dividend announcement.
(7) Indicated dividend as a percent of trailing twelve month earnings.
(8) Excluded from averages due to actual or rumored acquisition activities or unusual operating characteristics.
(9) For MHC institutions, market
    value reflects share price multiplied by public (non-MHC) shares.

* All thrifts are SAIF insured unless otherwise noted with an asterisk. Parentheses following market averages indicate the number of institutions included in the respective averages. All figures have been adjusted for stock splits, stock dividends, and secondary offerings.

Source: Corporate reports and offering circulars for publicly traded companies, and RP Financial, Inc. calculations. The information provided in this report has been obtained from sources we believe are reliable, but we cannot guarantee the accuracy or completeness of such information.

 Copyright (c) 1999 by RP Financial, LC.

RP FINANCIAL, LC.
-----------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia  22209

(703) 528-1700
                             Exhibit 1-A (continued)
                      Weekly Thrift Market Line - Part One
                           Prices As Of April 16, 1999


                                            Market Capitalization                      Price Change Data
                                            -----------------------      -----------------------------------------------
                                                                            52 Week (1)              % Change From
                                                     Shares  Market      ---------------         -----------------------
                                             Price/  Outst- Capital-                       Last     Last 52 Wks  Dec 31,
Financial Institution                       Share(1) anding ization(9)     High     Low    Week     Week  Ago(2) 1998(2)
---------------------                       ------- ------- -------      ------- ------- ------- ------- ------- --------
                                               ($)    (000)  ($Mil)         ($)     ($)     ($)     (%)     (%)     (%)
NYSE Traded Companies
---------------------
BYS   Bay State Bancorp of MA*                20.88   2,408    50.3        32.63   19.25   20.75    0.63  -30.84   -12.56
CFB   Commercial Federal Corp. of NE          23.75  60,696 1,441.5        37.75   19.63   23.00    3.26  -36.04     2.41
DME   Dime Bancorp, Inc. of NY*               23.19 111,346 2,582.1        32.69   18.19   23.50   -1.32  -26.52   -11.66
DSL   Downey Financial Corp. of CA            20.44  28,146   575.3        35.00   17.75   18.50   10.49  -38.67   -19.65
FED   FirstFed Fin. Corp. of CA               16.00  21,127   338.0        26.94   14.13   16.25   -1.54  -23.48   -10.51
GSB   Golden State Bancorp of CA              23.06 128,598 2,965.5        24.25   11.94   24.25   -4.91    N.A.    38.67
GDW   Golden West Fin. Corp. of CA            93.00  56,313 5,237.1       114.25   72.38   96.31   -3.44  -11.96     1.43
GPT   GreenPoint Fin. Corp. of NY*            34.75  94,642 3,288.8        42.63   25.19   33.75    2.96  -14.32    -1.08
JSB   JSB Financial, Inc. of NY*              54.81   9,506   521.0        59.69   45.00   49.00   11.86   -6.21     0.79
OCN   Ocwen Financial Corp. of FL              9.00  60,800   547.2        27.75    6.00    8.31    8.30  -66.43   -26.89
SIB   Staten Island Bancorp of NY*            17.81  43,705   778.4        23.63   14.13   16.25    9.60  -21.30   -10.68
WES   Westcorp Inc. of Orange CA              11.31  26,475   299.4        16.50    5.81    8.00   41.38  -31.45    62.97


AMEX Traded Companies
---------------------
ANA   Acadiana Bancshares, Inc of LA          17.69   1,820    32.2        25.00   15.00   17.75   -0.34  -30.30     1.09
ANE   Alliance Bncp of New Eng of CT*         10.88   2,292    24.9        16.08    9.13    9.50   14.53  -31.66    -7.40
BKC   American Bank of Waterbury CT*          21.44   4,703   100.8        32.56   17.88   20.38    5.20  -28.53    -5.76
BFD   BostonFed Bancorp of MA                 17.38   5,112    88.8        24.88   14.00   17.13    1.46  -28.33    -1.42
CNY   Carver Bancorp, Inc. of NY              10.19   2,314    23.6        15.75    6.50   11.00   -7.36  -33.75    16.46
CBK   Citizens First Fin.Corp. of IL          15.00   2,234    33.5        21.00   13.25   14.63    2.53  -27.71     8.07
EFC   EFC Bancorp, Inc of IL                  10.06   7,117    71.6        14.81    9.06    9.88    1.82  -32.39    -7.54
EBI   Equality Bancorp, Inc. of MO             9.88   2,520    24.9        15.63    8.50    9.00    9.78  -36.26     4.00
ESX   Essex Bancorp of Norfolk VA(8)           2.19   1,061     2.3         4.38    1.38    2.25   -2.67  -51.33    52.08
FCB   Falmouth Bancorp, Inc. of MA*           14.38   1,387    19.9        21.63   13.00   13.88    3.60  -31.52    -4.13
FAB   FirstFed America Bancorp of MA          13.19   7,465    98.5        23.25   10.75   12.38    6.54  -39.72    -3.65
GAF   GA Financial Corp. of PA                14.50   7,041   102.1        22.00   11.38   14.13    2.62  -32.96    -6.45
GOV   Gouverneur Bcp MHC of NY (45.0           4.63   2,384     5.0         5.25    4.63    4.88   -5.12   -7.40    -7.40
HBS   Haywood Bancshares, Inc. of NC*         14.00   1,250    17.5        24.00   13.75   14.13   -0.92  -41.67   -11.84
KNK   Kankakee Bancorp, Inc. of IL            23.63   1,367    32.3        37.38   21.75   24.63   -4.06  -35.70    -8.23
KYF   Kentucky First Bancorp of KY            12.00   1,201    14.4        15.88   12.00   12.25   -2.04  -17.24    -6.83
LO    Local Financial Corp of OK               9.81  20,537   201.5        13.75    6.94    9.44    3.92    N.A.     9.00
NBN   Northeast Bancorp of ME*                10.88   2,755    30.0        17.88    8.00   10.25    6.15  -36.93     6.77
NEP   Northeast PA Fin. Corp of PA            10.25   6,427    65.9        16.00    8.94   10.25    0.00  -34.13   -11.87
PDB   Piedmont Bancorp, Inc. of NC             9.00   2,616    23.5        10.63    8.25    8.50    5.88  -16.28     0.00
SPN   Security of PA Financial of PA           9.25   1,587    14.7        10.56    9.13    9.25    0.00   -7.50    -9.76
SZB   SouthFirst Bancshares of AL             12.38     902    11.2        21.25   12.00   12.63   -1.98  -42.42   -24.97
SRN   Southern Banc Company of AL             11.88   1,173    13.9        17.00   11.63   11.88    0.00  -30.12    -1.49
SSM   Stone Street Bancorp of NC(8)           19.00   1,692    32.1        20.50   12.88   13.25   43.40   -6.77    33.33
TSH   Teche Holding Company of LA             15.25   3,001    45.8        21.25   13.13   15.25    0.00  -26.51    -0.85
FTF   Texarkana Fst. Fin. Corp of AR          23.38   1,589    37.2        30.63   20.00   23.38    0.00  -17.24     1.08
THR   Three Rivers Fin. Corp. of MI           13.50     793    10.7        19.43   12.69   13.13    2.82  -30.95     0.00
WSB   Washington SB, FSB of MD                 3.94   4,424    17.4         8.06    3.75    3.94    0.00  -50.00   -12.44
WFI   Winton Financial Corp. of OH            13.13   4,015    52.7        20.63   10.50   12.75    2.98  -20.42     2.98
WRO   Woronoco Bancorp, Inc of MA              9.00   5,999    54.0         9.69    8.69    8.88    1.35  -10.00   -10.00

NASDAQ Listed OTC Companies
---------------------------
AMFC  AMB Financial Corp. of IN               13.50     870    11.7        19.38   11.00   13.44    0.45  -23.94    11.29
ASBP  ASB Financial Corp. of OH               10.63   1,655    17.6        16.75    9.81   10.75   -1.12  -25.40   -10.97
ABBK  Abington Bancorp of MA*                 14.31   3,347    47.9        21.88   12.50   14.50   -1.31  -32.66     3.10
AABC  Access Anytime Bancorp of NM             9.25   1,236    11.4        12.50    6.38    6.75   37.04  -21.28    27.59
AFBC  Advance Fin. Bancorp of WV              10.63   1,031    11.0        18.50   10.63   10.63    0.00  -41.75   -15.84



                                                   Current Per Share Financials
                                             ---------------------------------------
                                                                      Tangible
                                             Trailing  12 Mo.   Book    Book
                                              12 Mo.   Core    Value/  Value/  Assets/
Financial Institution                         EPS(3)   EPS(3)  Share  Share(4) Share
---------------------                        -------- ------- ------- ------- -------
                                                 ($)     ($)     ($)     ($)     ($)

NYSE Traded Companies
---------------------
BYS   Bay State Bancorp of MA*                -0.49    0.62   24.68   24.68   142.91
CFB   Commercial Federal Corp. of NE           1.20    1.55   15.55   12.42   198.96
DME   Dime Bancorp, Inc. of NY*                2.13    0.72   12.44   10.37   200.46
DSL   Downey Financial Corp. of CA             2.06    2.10   17.07   16.91   222.78
FED   FirstFed Fin. Corp. of CA                1.64    1.55   12.16   12.10   174.05
GSB   Golden State Bancorp of CA              -0.53    0.42   12.30    5.12   426.67
GDW   Golden West Fin. Corp. of CA             7.72    7.48   55.48   55.48   683.12
GPT   GreenPoint Fin. Corp. of NY*             1.58    1.62   18.98    8.26   147.61
JSB   JSB Financial, Inc. of NY*               4.67    4.90   40.25   40.25   170.59
OCN   Ocwen Financial Corp. of FL             -0.02   -0.17    7.18    6.97    54.41
SIB   Staten Island Bancorp of NY*             1.01    1.00   15.31   14.90    86.42
WES   Westcorp Inc. of Orange CA              -0.56   -1.21   12.43   12.40   143.66


AMEX Traded Companies
---------------------
ANA   Acadiana Bancshares, Inc of LA           1.62    1.51   17.68   17.68   154.99
ANE   Alliance Bncp of New Eng of CT*          1.12    0.77    7.94    7.83   123.73
BKC   American Bank of Waterbury CT*           2.28    2.05   13.45   13.07   142.46
BFD   BostonFed Bancorp of MA                  1.49    1.22   16.00   15.46   222.83
CNY   Carver Bancorp, Inc. of NY              -2.21   -2.14   13.34   12.87   181.72
CBK   Citizens First Fin.Corp. of IL           0.90    0.71   16.12   16.12   128.59
EFC   EFC Bancorp, Inc of IL                   0.04    0.55   12.47   12.47    59.14
EBI   Equality Bancorp, Inc. of MO             0.47   -0.04   10.32   10.32   114.73
ESX   Essex Bancorp of Norfolk VA(8)           0.95    0.95    0.78    0.69   217.76
FCB   Falmouth Bancorp, Inc. of MA*            0.73    0.52   16.03   16.03    82.02
FAB   FirstFed America Bancorp of MA           0.94    0.82   14.15   14.15   192.65
GAF   GA Financial Corp. of PA                 1.17    1.20   15.51   15.38   116.93
GOV   Gouverneur Bcp MHC of NY (45.0           0.28    0.28    6.53    6.53    23.61
HBS   Haywood Bancshares, Inc. of NC*          0.21    1.49   17.24   16.70   120.76
KNK   Kankakee Bancorp, Inc. of IL             1.67    1.61   29.02   24.94   301.23
KYF   Kentucky First Bancorp of KY             0.72    0.71   11.62   11.62    66.53
LO    Local Financial Corp of OK               0.90    0.88    5.78    4.92   103.67
NBN   Northeast Bancorp of ME*                 0.99    0.96    9.51    8.86   122.03
NEP   Northeast PA Fin. Corp of PA             0.09    0.56   13.26   13.26    81.38
PDB   Piedmont Bancorp, Inc. of NC             0.62    0.60    7.91    7.91    49.41
SPN   Security of PA Financial of PA           0.53    0.53   13.77   13.77    77.91
SZB   SouthFirst Bancshares of AL              0.50    0.27   17.43   16.99   176.49
SRN   Southern Banc Company of AL              0.46    0.46   15.45   15.35    87.82
SSM   Stone Street Bancorp of NC(8)            0.95    0.95   16.84   16.84    75.22
TSH   Teche Holding Company of LA              1.26    1.23   17.26   17.26   138.40
FTF   Texarkana Fst. Fin. Corp of AR           2.12    2.05   16.94   16.94   120.39
THR   Three Rivers Fin. Corp. of MI            0.90    0.80   14.81   14.76   124.61
WSB   Washington SB, FSB of MD                 0.28    0.23    5.48    5.48    60.17
WFI   Winton Financial Corp. of OH             0.97    0.74    6.89    6.79    92.64
WRO   Woronoco Bancorp, Inc of MA              0.60    0.60   13.80   13.80    69.36


NASDAQ Listed OTC Companies
---------------------------
AMFC  AMB Financial Corp. of IN                0.24    0.76   15.42   15.42   134.38
ASBP  ASB Financial Corp. of OH                0.65    0.63    9.30    9.30    72.98
ABBK  Abington Bancorp of MA*                  1.31    0.90    9.88    9.04   176.62
AABC  Access Anytime Bancorp of NM             0.61    0.52    8.03    8.03    98.52
AFBC  Advance Fin. Bancorp of WV               0.72    0.62   14.84   14.84   118.28

RP FINANCIAL, LC.
-----------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia  22209
(703) 528-1700

                             Exhibit 1-A (continued)
                      Weekly Thrift Market Line - Part One
                           Prices As Of April 16, 1999


                                                Market Capitalization                      Price Change Data
                                             ----------------------------     -----------------------------------------------
                                                                               52 Week (1)                % Change From
                                                       Shares   Market        -------------           -----------------------
                                              Price/    Out-    Capital-                      Last    Last   52 Wks   Dec 31,
Financial Institution                        Share(1) standing ization(9)     High     Low    Week    Week   Ago(2)   1998(2)
---------------------                        -------- -------- ----------     -----   -----   -----   -----  ------   -------
                                               ($)      (000)   ($Mil)         ($)     ($)     ($)     (%)    (%)     (%)

NASDAQ Listed OTC Companies (continued)
---------------------------------------
ALBC  Albion Banc Corp. of Albion NY          10.00       753      7.5        11.00    7.63    9.75    2.56    0.00     9.53
ABCL  Alliance Bancorp, Inc. of IL            18.94    11,464    217.1        29.25   15.00   19.25   -1.61  -32.36    -3.17
ALLB  Alliance Bank MHC of PA (19.9)          10.00     3,274      6.5        39.00    9.75   10.00    0.00  -70.59   -14.89
AHCI  Ambanc Holding Co., Inc. of NY*         15.13     5,408     81.8        20.00   12.00   15.63   -3.20  -19.86   -14.76
ASBI  Ameriana Bancorp of IN                  15.50     3,511     54.4        20.00   15.50   15.50    0.00  -22.50   -12.68
ABCW  Anchor Bancorp Wisconsin of WI          19.25    17,900    344.6        24.13   15.38   17.25   11.59  -14.94   -19.79
ANDB  Andover Bancorp, Inc. of MA*            29.00     6,520    189.1        39.88   25.56   27.88    4.02  -19.22   -16.26
ASFC  Astoria Financial Corp. of NY           49.00    54,762  2,683.3        60.13   30.13   49.09   -0.18  -12.89     7.10
BCSB  BCSB Bankcorp MHC of MD (38.6)           9.00     6,117     21.2        12.63    8.09    8.25    9.09  -10.00     2.86
BKCT  Bancorp Connecticut of CT*              14.00     5,134     71.9        21.50   13.50   13.75    1.82  -30.00    -6.67
BPLS  Bank Plus Corp. of CA                    4.50    19,434     87.5        15.88    2.28    4.25    5.88  -72.10     2.74
BNKU  Bank United Corp. of TX                 40.81    31,563  1,288.1        56.00   25.50   39.44    3.47  -26.64     3.97
BWFC  Bank West Fin. Corp. of MI               8.25     2,624     21.6        14.63    8.25    8.75   -5.71  -42.11   -13.16
BANC  BankAtlantic Bancorp of FL               9.00    37,156    334.4        15.06    6.50    7.75   16.13  -40.75    26.23
BKUNA BankUnited Fin. Corp. of FL              8.06    18,206    146.7        18.50    6.13    7.75    4.00  -51.53     0.75
BFSB  Bedford Bancshares, Inc. of VA          12.06     2,298     27.7        16.25   10.50   11.88    1.52  -16.83     4.87
BFFC  Big Foot Fin. Corp. of IL               12.13     2,406     29.2        21.63   12.13   12.50   -2.96  -44.38   -14.88
BYFC  Broadway Fin. Corp. of CA                6.75       932      6.3        12.04    6.63    6.75    0.00  -43.94    -2.74
BRKL  Brookline Bncp MHC of MA(47.0)*         11.75    28,578    160.7        17.98    9.88   10.75    9.30  -33.58     2.17
CBES  CBES Bancorp, Inc. of MO                13.50       891     12.0        22.80   13.00   14.25   -5.26  -41.00   -11.13
CITZ  CFS Bancorp, Inc. of IN                 10.25    22,959    235.3        11.44    8.31   10.06    1.89    2.50     1.89
CFSB  CFSB Bancorp of Lansing MI(8)           27.00     8,163    220.4        28.75   20.00   27.63   -2.28    5.59    10.75
CKFB  CKF Bancorp of Danville KY              17.13       794     13.6        19.88   15.00   17.75   -3.49  -11.01     0.00
CNSB  CNS Bancorp, Inc. of MO                 10.38     1,452     15.1        18.25   10.38   10.75   -3.44  -43.12    -7.24
CNYF  CNY Financial Corp of NY*               11.75     5,251     61.7        12.25    8.88   11.31    3.89   17.50    18.93
CBCI  Calumet Bancorp of Chicago IL(8)        31.25     3,146     98.3        38.25   26.00   27.75   12.61  -15.27    15.19
CAFI  Camco Fin. Corp. of OH                  13.75     5,477     75.3        20.67   13.13   13.63    0.88  -32.37    -8.33
CMRN  Cameron Fin. Corp. of MO                13.44     2,190     29.4        22.19   11.88   12.38    8.56  -38.21   -14.50
CFFN  Capitol Fincl MHC of KS (43.0)           9.50    91,512    359.2        14.50    8.88    9.13    4.05   -5.00    -5.00
CFNC  Carolina Fincorp of NC*                  7.63     1,906     14.5        18.88    6.88    7.88   -3.17  -58.33    -4.63
CASB  Cascade Financial Corp. of WA           17.00     4,329     73.6        17.00   10.00   15.75    7.94   41.67    30.77
CATB  Catskill Fin. Corp. of NY*              15.00     4,358     65.4        18.25   11.75   14.75    1.69  -14.29     7.14
CAVB  Cavalry Bancorp of TN                   22.50     7,161    161.1        24.75   18.50   22.00    2.27   -6.76     5.88
CNIT  Cenit Bancorp of Norfolk VA             20.00     4,809     96.2        28.29   16.50   19.50    2.56  -27.27    -6.45
CEBK  Central Bancorp of MA*                  17.50     1,967     34.4        31.50   16.25   17.00    2.94  -43.09    -7.89
CENB  Century Bancorp, Inc. of NC             13.88     1,237     17.2        22.25   12.00   13.75    0.95  -30.60     2.81
COFI  Charter One Financial of OH             28.63   165,399  4,735.4        34.64   18.25   27.88    2.69  -13.95     3.17
CVAL  Chester Valley Bancorp of PA            18.00     3,682     66.3        21.59   17.33   18.00    0.00  -14.08    -4.66
CLAS  Classic Bancshares, Inc. of KY          13.63     1,298     17.7        19.63   12.00   14.50   -6.00  -30.57    -7.59
CBSA  Coastal Bancorp of Houston TX           17.50     6,409    112.2        26.67   14.31   16.38    6.84  -28.07     0.00
CFCP  Coastal Fin. Corp. of SC                17.50     6,273    109.8        21.63   14.13   18.44   -5.10   -0.17   -13.07
COHB  Cohoes Bancorp of NY*                    9.75     9,258     90.3        11.69    9.50    9.69    0.62   -2.50    -2.50
CFKY  Columbia Financial of KY                13.00     2,671     34.7        16.50   11.63   12.75    1.96  -20.00     5.01
CMSB  Commonwealth Bancorp Inc of PA          14.38    14,721    211.7        24.25   10.63   14.13    1.77  -36.96    -7.58
CFTP  Community Fed. Bancorp of MS            14.56     4,279     62.3        18.25   11.50   14.25    2.18  -21.30     2.18
CFFC  Community Fin. Corp. of VA              11.00     2,572     28.3        16.38   10.63   11.00    0.00  -31.25    -7.41
CIBI  Community Inv. Bancorp of OH             8.75     1,218     10.7        15.25    8.63    8.75    0.00  -31.80   -28.57
CMSV  Community Svgs Bcshrs of FL             12.00    10,549    126.6        39.00   10.56   11.94    0.50  -68.21    11.63
COOP  Cooperative Bancshares of NC            11.00     3,046     33.5        19.75   10.00   11.50   -4.35  -42.95    -7.41
CRZY  Crazy Woman Creek Bncorp of WY          12.38       909     11.3        20.00   11.88   12.50   -0.96  -27.43     3.17
CRSB  Crusader Holding Corp of PA              9.50     3,833     36.4        17.86    9.19    9.88   -3.85  -36.67    -9.52
DNFC  D&N Financial Corp. of MI(8)            21.81     9,394    204.9        29.50   15.94   21.00    3.86  -26.69    -7.70
DCBI  Delphos Citizens Bancorp of OH          16.00     1,681     26.9        22.25   14.25   14.25   12.28  -22.89    -5.88
DCOM  Dime Community Bancorp of NY*           22.13    11,505    254.6        29.31   15.00   20.13    9.94  -18.79     7.27
ESBF  ESB Financial Corp of PA                14.00     5,266     73.7        20.00   14.00   14.75   -5.08  -23.95   -13.53


                                                      Current Per Share Financials
                                               ---------------------------------------------
                                                                          Tangible
                                               Trailing  12 Mo.   Book     Book
                                               12 Mo.    Core    Value/    Value/    Assets/
Financial Institution                          EPS(3)   EPS(3)   Share    Share(4)   Share
---------------------                          ------   ------   ------   --------   -------
                                                 ($)     ($)      ($)       ($)        ($)

NASDAQ Listed OTC Companies (continued)
---------------------------------------
ALBC  Albion Banc Corp. of Albion NY            0.48     0.47     8.53      8.53     101.55
ABCL  Alliance Bancorp, Inc. of IL              1.21     1.37    16.22     16.10     172.93
ALLB  Alliance Bank MHC of PA (19.9)            0.62     0.62     9.09      9.09      86.12
AHCI  Ambanc Holding Co., Inc. of NY*           0.19     0.30    15.88     14.42     136.00
ASBI  Ameriana Bancorp of IN                    1.09     0.98    12.92     12.33     115.56
ABCW  Anchor Bancorp Wisconsin of WI            1.30     1.14     7.61      7.50     118.63
ANDB  Andover Bancorp, Inc. of MA*              2.67     2.60    18.58     18.58     216.30
ASFC  Astoria Financial Corp. of NY             0.18     0.32    25.79     21.30     375.95
BCSB  BCSB Bankcorp MHC of MD (38.6)            0.20     0.28     7.43      7.43      45.88
BKCT  Bancorp Connecticut of CT*                1.24     1.07     9.72      9.72     101.55
BPLS  Bank Plus Corp. of CA                    -2.90    -2.53     6.55      5.82     191.01
BNKU  Bank United Corp. of TX                   3.84     3.55    22.37     20.53     469.65
BWFC  Bank West Fin. Corp. of MI                0.17     0.29     8.80      8.80      76.85
BANC  BankAtlantic Bancorp of FL               -0.22    -0.14     6.47      4.98     101.97
BKUNA BankUnited Fin. Corp. of FL               0.28     0.16    10.45      8.71     210.50
BFSB  Bedford Bancshares, Inc. of VA            0.92     0.92     9.41      9.41      69.44
BFFC  Big Foot Fin. Corp. of IL                 0.37     0.30    15.04     15.04      89.58
BYFC  Broadway Fin. Corp. of CA                 0.37     0.05    13.85     13.85     149.65
BRKL  Brookline Bncp MHC of MA(47.0)*           0.61     0.58     9.65      9.65      29.34
CBES  CBES Bancorp, Inc. of MO                  1.06     0.72    18.39     18.39     167.48
CITZ  CFS Bancorp, Inc. of IN                   0.08     0.36    11.33     11.33      64.05
CFSB  CFSB Bancorp of Lansing MI(8)             1.45     1.33     8.49      8.49     107.85
CKFB  CKF Bancorp of Danville KY                0.97     0.85    17.46     17.46      82.59
CNSB  CNS Bancorp, Inc. of MO                   0.59     0.48    14.97     14.97      65.70
CNYF  CNY Financial Corp of NY*                 0.24     0.40    15.06     15.06      53.55
CBCI  Calumet Bancorp of Chicago IL(8)          1.87     1.84    27.92     27.92     152.29
CAFI  Camco Fin. Corp. of OH                    1.28     0.96    10.98     10.36     116.33
CMRN  Cameron Fin. Corp. of MO                  1.02     1.00    18.67     18.67     100.89
CFFN  Capitol Fincl MHC of KS (43.0)            0.64     0.64    10.85     10.85      62.20
CFNC  Carolina Fincorp of NC*                   0.46     0.51     8.28      8.28      61.15
CASB  Cascade Financial Corp. of WA             0.94     0.81     7.76      7.76     113.15
CATB  Catskill Fin. Corp. of NY*                0.90     0.87    15.62     15.62      74.30
CAVB  Cavalry Bancorp of TN                     0.80     0.64    13.29     13.29      50.96
CNIT  Cenit Bancorp of Norfolk VA               1.27     1.16    10.41      9.65     133.30
CEBK  Central Bancorp of MA*                    1.49     1.14    19.40     17.79     188.78
CENB  Century Bancorp, Inc. of NC               0.74     0.74    15.19     15.19      76.90
COFI  Charter One Financial of OH               1.10     1.39    11.34     10.36     147.93
CVAL  Chester Valley Bancorp of PA              1.04     0.94     9.23      9.23     111.49
CLAS  Classic Bancshares, Inc. of KY            0.76     0.95    16.09     13.93     109.13
CBSA  Coastal Bancorp of Houston TX             2.57     2.64    18.01     13.10     487.80
CFCP  Coastal Fin. Corp. of SC                  1.12     0.91     6.26      6.26     106.18
COHB  Cohoes Bancorp of NY*                     0.60     0.59    14.01     14.01      66.14
CFKY  Columbia Financial of KY                  0.37     0.37    14.19     14.19      44.96
CMSB  Commonwealth Bancorp Inc of PA            0.74     0.55    13.05     10.35     153.35
CFTP  Community Fed. Bancorp of MS              0.75     0.46    13.88     13.88      67.37
CFFC  Community Fin. Corp. of VA                0.75     0.54    10.42     10.38      74.85
CIBI  Community Inv. Bancorp of OH              0.72     0.71     8.25      8.25      94.32
CMSV  Community Svgs Bcshrs of FL               0.56     0.56    12.45     12.45      79.44
COOP  Cooperative Bancshares of NC              0.78     0.73    10.38     10.38     127.96
CRZY  Crazy Woman Creek Bncorp of WY            0.77     0.78    15.65     15.65      68.98
CRSB  Crusader Holding Corp of PA               1.06     0.98     6.56      6.26      67.03
DNFC  D&N Financial Corp. of MI(8)              1.71     1.30    12.29     11.47     214.83
DCBI  Delphos Citizens Bancorp of OH            1.01     1.01    15.74     15.74      71.71
DCOM  Dime Community Bancorp of NY*             1.39     1.36    15.42     13.44     159.03
ESBF  ESB Financial Corp of PA                  1.10     1.03    11.60     10.30     184.66

RP FINANCIAL, LC.
-----------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia  22209
(703) 528-1700

                             Exhibit 1-A (continued)
                      Weekly Thrift Market Line - Part One
                           Prices As Of April 16, 1999


                                                 Market Capitalization                      Price Change Data
                                            --------------------------------     ----------------------------------------------
                                                                                  52 Week (1)            % Change From
                                                        Shares     Market        ------------   -------------------------------
                                             Price/      Out-     Capital-                      Last    Last   52 Wks   Dec 31,
Financial Institution                       Share(1)   standing   ization(9)     High    Low    Week    Week   Ago(2)   1998(2)
---------------------                       --------   --------   ----------    -----   -----   -----   -----  ------   -------
                                               ($)       (000)     ($Mil)         ($)    ($)    ($)     (%)      (%)      (%)

NASDAQ Listed OTC Companies (continued)
---------------------------------------
EGLB  Eagle BancGroup of IL                   20.50      1,080      22.1        23.13   14.00   21.63   -5.22   -1.82     1.23
EBSI  Eagle Bancshares of Tucker GA           18.25      5,636     102.9        26.50   17.00   17.50    4.29  -29.48    -0.71
ESBK  Elmira Svgs Bank (The) of NY*           23.00        763      17.5        30.71   15.48   23.00    0.00  -25.11    -0.43
EMLD  Emerald Financial Corp. of OH(8)        19.25     10,283     197.9        21.00    9.94   19.19    0.31   43.23    76.93
EFBC  Empire Federal Bancorp of MT            11.63      2,222      25.8        17.50   10.63   11.75   -1.02  -32.11   -21.84
EFBI  Enterprise Fed. Bancorp of OH(8)        46.50      2,211     102.8        49.88   25.00   44.88    3.61   47.62    -3.13
EQSB  Equitable FSB of Wheaton MD             18.75      1,229      23.0        33.75   16.13   18.00    4.17  -43.18   -10.20
FCBF  FCB Fin. Corp. of Neenah WI(8)          33.50      3,841     128.7        37.00   22.00   30.25   10.74   -1.12    19.90
FFDF  FFD Financial Corp. of OH               17.00      1,449      24.6        24.00   13.00   18.00   -5.56  -26.09    25.93
FFLC  FFLC Bancorp of Leesburg FL             17.50      3,671      64.2        21.75   15.00   16.00    9.38  -12.50     7.69
FFWC  FFW Corporation of Wabash IN            14.75      1,442      21.3        19.50   14.00   15.00   -1.67  -18.06    -4.84
FFYF  FFY Financial Corp. of OH               17.00      7,743     131.6        18.56   13.13   18.38   -7.51   -1.28    -2.52
FMCO  FMS Financial Corp. of NJ                8.25      7,232      59.7        16.67    7.63    8.50   -2.94  -44.37    -9.64
FFHH  FSF Financial Corp. of MN               13.50      2,973      40.1        21.00   13.38   13.88   -2.74  -31.23    -9.27
FDTR  Federal Trust Corp of FL                 2.31      4,942      11.4         4.75    2.31    2.50   -7.60  -47.26     0.00
FBCI  Fidelity Bancorp of Chicago IL          22.00      2,322      51.1        25.88   16.00   23.13   -4.89  -14.56    -8.33
FSBI  Fidelity Bancorp, Inc. of PA            17.75      1,981      35.2        28.00   16.38   17.63    0.68  -30.39     2.90
FFFL  Fidelity Bcsh MHC of FL (47.9)          17.00      6,803      55.4        31.00   17.00   17.25   -1.45  -44.04   -25.27
FFED  Fidelity Fed. Bancorp of IN              3.13      3,148       9.9         9.63    2.75    3.88  -19.33  -66.16    -7.40
FFOH  Fidelity Financial of OH                12.50      5,613      70.2        19.88   11.81   12.13    3.05  -37.12    -3.85
SBFL  Fingr Lakes Fin.MHC OF NY(33.1          11.50      3,570      13.6        20.63    9.00   11.25    2.22  -40.66     0.00
FBEI  First Bancorp of Indiana of IN           9.06      2,272      20.6         9.38    9.06    0.00   -1.00   -9.40    -9.40
FBSI  First Bancshares, Inc. of MO            12.00      2,149      25.8        14.50   11.50   11.50    4.35  -18.64    -5.88
FBBC  First Bell Bancorp of PA                18.00      5,973     107.5        21.38   12.88   16.50    9.09  -11.68    16.13
FCAP  First Capital, Inc. of IN                9.00      1,292      11.6        10.63    8.75    8.88    1.35  -10.00   -10.00
FSTC  First Citizens Corp of GA(8)            39.13      2,812     110.0        40.88   22.00   40.00   -2.17   18.58    35.49
FCME  First Coastal Corp. of ME*               9.63      1,361      13.1        14.63    8.00    9.31    3.44  -33.03    -6.05
FDEF  First Defiance Fin.Corp. of OH          10.38      7,575      78.6        15.63   10.13   10.50   -1.14  -33.29   -27.16
FESX  First Essex Bancorp of MA*              16.38      7,619     124.8        25.25   13.75   15.13    8.26  -33.50    -9.00
FFES  First Fed of E. Hartford CT             24.50      2,757      67.5        40.75   20.50   22.13   10.71  -39.51    -9.26
BDJI  First Fed. Bancorp. of MN               12.13        993      12.0        20.25   11.75   12.13    0.00  -37.79   -17.76
FFBH  First Fed. Bancshares of AR             15.88      4,513      71.7        30.13   15.75   16.13   -1.55  -43.79   -14.76
FTFC  First Fed. Capital Corp. of WI          13.69     18,361     251.4        18.38   11.75   12.75    7.37  -17.03   -16.42
FFKY  First Fed. Fin. Corp. of KY             20.50      4,127      84.6        29.75   20.50   23.00  -10.87  -17.80   -23.36
FFBZ  First Federal Bancorp of OH              8.25      3,151      26.0        14.50    8.25    8.56   -3.62  -33.36   -21.43
FFSXD First Federal Bankshares of IA           9.88      4,818      47.6        39.00    9.69    9.68    2.07  -73.48   -57.04
FFCH  First Fin. Holdings Inc. of SC          18.06     13,486     243.6        25.00   14.50   17.31    4.33  -26.29    -4.95
FFHS  First Franklin Corp. of OH              13.63      1,704      23.2        20.42   12.00   13.75   -0.87  -24.28    -9.13
FGHC  First Georgia Hold. Corp of GA           8.50      4,799      40.8        15.75    7.25    7.25   17.24   -5.56    -5.56
FFSL  First Independence Corp. of KS          10.81        964      10.4        14.81    9.25   11.50   -6.00  -27.01     6.71
FISB  First Indiana Corp. of IN               18.97     12,665     240.3        28.00   17.38   18.94    0.16  -29.74    -5.15
FKAN  First Kansas Financial of KS            10.13      1,554      15.7        12.50    9.00   10.25   -1.17    1.30    -2.41
FKFS  First Keystone Fin. Corp of PA          14.00      2,269      31.8        21.50   11.75   14.13   -0.92  -33.33    -3.45
FLKY  First Lancaster Bncshrs of KY           11.75        888      10.4        16.13   11.75   12.50   -6.00  -24.19   -14.17
FLFC  First Liberty Fin. Corp. of GA          20.63     13,557     279.7        25.50   17.00   20.13    2.48  -13.14    -1.76
CASH  First Midwest Fin., Inc. of IA          14.94      2,515      37.6        24.25   14.13   14.75    1.29  -39.64    -0.40
FMSB  First Mutual SB of Bellevue WA*         12.56      4,670      58.7        16.36   10.85   12.75   -1.49  -21.06     4.23
FNFI  First Niles Financial of OH             10.94      1,754      19.2        11.63   10.25   11.06   -1.08    9.40    -3.27
FNGB  First Northern Cap. Corp of WI          10.69      8,752      93.6        14.00    9.50   10.06    6.26  -20.46    -8.08
FPFC  First Place Fin. Corp of OH              9.81     10,342     101.5        11.44    9.75    9.88   -0.71   -1.90    -1.90
FWWB  First Savings Bancorp of WA             20.56     11,302     232.4        25.34   18.06   18.13   13.40  -13.83   -14.33
FSFF  First SecurityFed Fin of IL             11.44      5,855      67.0        17.25   10.69   12.00   -4.67  -26.48   -12.00
FSLA  First Sentinal Bancorp of NJ             7.09     42,675     302.6        10.75    6.75    7.75   -8.52  -32.48   -12.79
SOPN  First Svgs Bancorp of NC                20.00      3,569      71.4        25.75   19.13   19.13    4.55  -21.57   -10.11
FBNW  FirstBank Corp of ID                    14.50      1,747      25.3        23.75   13.00   15.00   -3.33  -34.09    -2.55


                                                       Current Per Share Financials
                                              -----------------------------------------------
                                                                           Tangible
                                              Trailing   12 Mo.    Book     Book
                                               12 Mo.    Core     Value/    Value/    Assets/
Financial Institution                          EPS(3)    EPS(3)   Share    Share(4)    Share
---------------------                         --------   ------   ------   --------   -------
                                                ($)       ($)      ($)       ($)        ($)

NASDAQ Listed OTC Companies (continued)
---------------------------------------
EGLB  Eagle BancGroup of IL                     0.84      0.35    18.24     18.24     166.76
EBSI  Eagle Bancshares of Tucker GA             1.79      1.72    13.22     13.22     242.58
ESBK  Elmira Svgs Bank (The) of NY*             1.73      1.64    19.79     19.79     320.63
EMLD  Emerald Financial Corp. of OH(8)          0.75      0.66     5.33      5.27      65.01
EFBC  Empire Federal Bancorp of MT              0.56      0.68    16.34     16.34      49.12
EFBI  Enterprise Fed. Bancorp of OH(8)          1.10      1.01    17.52     12.63     246.07
EQSB  Equitable FSB of Wheaton MD               2.60      1.53    16.29     16.29     312.34
FCBF  FCB Fin. Corp. of Neenah WI(8)            1.79      1.57    20.01     20.01     136.93
FFDF  FFD Financial Corp. of OH                 0.58      0.38    11.26     11.26      74.17
FFLC  FFLC Bancorp of Leesburg FL               1.20      1.20    14.50     14.50     126.35
FFWC  FFW Corporation of Wabash IN              1.37      1.20    13.73     12.73     148.63
FFYF  FFY Financial Corp. of OH                 1.01      0.99    10.64     10.64      86.89
FMCO  FMS Financial Corp. of NJ                 0.73      0.73     6.01      5.99      95.66
FFHH  FSF Financial Corp. of MN                 1.05      0.97    14.65     13.67     145.83
FDTR  Federal Trust Corp of FL                  0.09      0.08     2.65      2.65      35.30
FBCI  Fidelity Bancorp of Chicago IL            1.60      1.60    18.68     18.66     232.85
FSBI  Fidelity Bancorp, Inc. of PA              1.49      1.47    14.80     14.80     221.19
FFFL  Fidelity Bcsh MHC of FL (47.9)            1.09      0.88    12.49     12.14     230.33
FFED  Fidelity Fed. Bancorp of IN              -0.37     -0.32     2.55      2.55      61.73
FFOH  Fidelity Financial of OH                  0.81      0.79    12.05     10.81      92.50
SBFL  Fingr Lakes Fin.MHC OF NY(33.1            0.20      0.15     6.15      6.15      79.10
FBEI  First Bancorp of Indiana of IN            0.37      0.37    15.16     15.16      57.97
FBSI  First Bancshares, Inc. of MO              0.79      0.81    11.40     10.95      82.02
FBBC  First Bell Bancorp of PA                  1.31      1.30    12.37     12.37     128.51
FCAP  First Capital, Inc. of IN                 0.67      0.67    13.50     13.50      81.42
FSTC  First Citizens Corp of GA(8)              1.88      1.63    14.29     11.87     149.41
FCME  First Coastal Corp. of ME*                1.15      0.88    11.99     11.99     140.64
FDEF  First Defiance Fin.Corp. of OH            0.41      0.20    12.37     10.61     103.68
FESX  First Essex Bancorp of MA*                1.45      1.35    12.74      9.54     163.80
FFES  First Fed of E. Hartford CT               1.87      2.05    26.48     26.48     358.73
BDJI  First Fed. Bancorp. of MN                 0.84      0.84    13.32     13.32     130.40
FFBH  First Fed. Bancshares of AR               1.34      1.31    17.95     17.95     136.29
FTFC  First Fed. Capital Corp. of WI            1.06      0.73     6.68      5.95      97.30
FFKY  First Fed. Fin. Corp. of KY               1.50      1.47    13.70     10.97     116.05
FFBZ  First Federal Bancorp of OH               0.42      0.40     5.32      5.31      69.72
FFSXD First Federal Bankshares of IA            0.93      0.78    14.15      9.72     146.67
FFCH  First Fin. Holdings Inc. of SC            1.28      1.26     9.13      9.13     140.35
FFHS  First Franklin Corp. of OH                1.08      0.91    12.29     12.25     141.03
FGHC  First Georgia Hold. Corp of GA            0.44      0.44     3.37      3.18      41.05
FFSL  First Independence Corp. of KS            1.01      1.01    12.79     12.79     131.43
FISB  First Indiana Corp. of IN                 1.51      0.97    13.10     12.97     141.81
FKAN  First Kansas Financial of KS              0.43      0.39    13.80     13.64      68.99
FKFS  First Keystone Fin. Corp of PA            1.22      1.09    11.39     11.39     188.22
FLKY  First Lancaster Bncshrs of KY             0.29      0.29    14.77     14.77      63.19
FLFC  First Liberty Fin. Corp. of GA            1.16      1.06     9.20      8.42     117.14
CASH  First Midwest Fin., Inc. of IA            1.08      0.99    16.56     14.81     188.26
FMSB  First Mutual SB of Bellevue WA*           1.11      0.92     7.42      7.42     104.76
FNFI  First Niles Financial of OH               0.32      0.32    15.38     15.38      50.04
FNGB  First Northern Cap. Corp of WI            0.78      0.70     8.69      8.69      82.23
FPFC  First Place Fin. Corp of OH               0.55      0.55    13.18     13.18      62.19
FWWB  First Savings Bancorp of WA               1.19      1.09    15.12     12.59     130.02
FSFF  First SecurityFed Fin of IL               0.91      0.91    14.45     14.41      57.74
FSLA  First Sentinal Bancorp of NJ              0.36      0.33     7.03      6.84      43.47
SOPN  First Svgs Bancorp of NC                  1.48      1.48    19.47     19.47      80.64
FBNW  FirstBank Corp of ID                      1.16      0.73    16.08     16.08     116.55

RP FINANCIAL, LC.
-----------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia  22209
(703) 528-1700

                            Exhibit 1-A (continued)
                      Weekly Thrift Market Line - Part One
                           Prices As Of April 16, 1999


                                             Market Capitalization                      Price Change Data
                                            -----------------------      -----------------------------------------------
                                                     Shares  Market          52 Week (1)              % Change From
                                                      Out-                   ---------------         -----------------------
                                             Price/  stand- Capital-                       Last     Last 52 Wks  Dec 31,
Financial Institution                       Share(1)  ing   ization(9)     High     Low    Week     Week  Ago(2) 1998(2)
---------------------                       ------- ------- -------      ------- ------- ------- ------- ------- --------
                                               ($)    (000)  ($Mil)         ($)     ($)     ($)     (%)     (%)     (%)
NASDAQ Listed OTC Companies (continued)
---------------------------------------
FFDB  FirstFed Bancorp, Inc. of AL             9.13   2,302    21.0        15.94    9.00    9.13    0.00  -23.53   -17.97
FSPT  FirstSpartan Fin. Corp. of SC           28.25   3,788   107.0        47.25   24.50   28.75   -1.74  -38.76    -6.24
FLAG  Flag Financial Corp of GA               10.13   6,560    66.5        19.38    9.13   10.00    1.30  -26.75   -11.91
FLGS  Flagstar Bancorp, Inc of MI             26.50  13,670   362.3        29.88   20.25   23.00   15.22   -2.32     1.42
FFBK  FloridaFirst MHC of FL (47.0)            9.50   5,753    25.7         9.50    7.88    0.00   -1.00   -5.00    -5.00
FFIC  Flushing Fin. Corp. of NY*              14.50  10,346   150.0        19.92   12.00   13.38    8.37  -21.62    -8.29
FTSB  Fort Thomas Fin. Corp. of KY            12.00   1,474    17.7        15.75   10.25   13.25   -9.43  -22.58   -14.29
FKKY  Frankfort First Bancorp of KY           14.75   1,557    23.0        17.38   13.63   14.63    0.82  -11.30    -2.51
FTNB  Fulton Bancorp, Inc. of MO              13.75   1,659    22.8        23.25   13.31   14.13   -2.69  -41.49   -15.70
GUPB  GFSB Bancorp, Inc of Gallup NM          14.50   1,052    15.3        17.00   13.00   14.50    0.00   -2.23     1.75
GSLA  GS Financial Corp. of LA                10.38   2,947    30.6        20.00   10.25   10.75   -3.44  -49.07   -20.15
GOSB  GSB Financial Corp. of NY*              13.75   2,156    29.6        17.75    8.31   13.94   -1.36  -19.12    -1.79
GBNK  Gaston Fed Bncp MHC of NC(47.0          12.00   4,461    25.4        17.25   10.00   11.50    4.35  -31.43    -7.69
GCFC  Grand Central Fin Corp of OH            10.25   1,939    19.9        11.00   10.25   10.25    0.00    2.50    -4.65
GTPS  Great American Bancorp of IL            15.00   1,320    19.8        23.00   13.50   15.06   -0.40  -32.58     3.45
PEDE  Great Pee Dee Bancorp of SC             11.50   2,143    24.6        17.38   10.63   11.50    0.00  -26.98    -4.17
GSFC  Green Street Fin. Corp. of NC           12.00   4,083    49.0        17.88   10.88   11.13    7.82  -34.25   -15.07
GFED  Guaranty Fed Bancshares of MO           11.06   5,917    65.4        13.75   10.13   10.50    5.33  -17.71    -5.39
HEMT  HF Bancorp of Hemet CA(8)               17.69   6,399   113.2        18.13   12.00   17.44    1.43    1.78     5.99
HFFC  HF Financial Corp. of SD                12.50   4,148    51.9        24.17   12.13   14.63  -14.56  -44.44   -31.51
HMNF  HMN Financial, Inc. of MN               11.31   5,294    59.9        19.00   10.50   11.00    2.82  -40.47    -3.74
HALL  Hallmark Capital Corp. of WI            10.13   2,880    29.2        16.75    9.50   10.75   -5.77  -38.61    -7.91
HRBF  Harbor Federal Bancorp of MD            16.00   1,797    28.8        23.41   16.00   16.13   -0.81  -28.15   -20.00
HARB  Harbor Florida Bancshrs of FL           11.88  30,643   364.0        13.50    8.75   11.94   -0.50   -5.41     6.17
HFSA  Hardin Bancorp of Hardin MO             15.75     739    11.6        20.50   14.25   16.50   -4.55  -17.67   -17.11
HARL  Harleysville SB of PA                   17.00   2,246    38.2        35.00   15.69   16.75    1.49  -43.80   -27.66
HFGI  Harrington Fin. Group of IN              7.63   3,205    24.5        11.63    7.50    7.50    1.73  -34.39    -4.63
HARS  Harris Fin. MHC of PA (24.9)            12.56  33,584   106.0        27.50   11.00   11.97    4.93  -52.60    -7.85
HFFB  Harrodsburg 1st Fin Bcrp of KY          13.38   1,827    24.4        17.69   13.00   13.00    2.92  -23.54    -7.72
HHFC  Harvest Home Fin. Corp. of OH           15.50     875    13.6        17.00   11.75   14.50    6.90    3.33     5.08
HAVN  Haven Bancorp of Woodhaven NY           12.06   8,860   106.9        28.75   10.50   11.13    8.36  -56.93   -19.60
HTHR  Hawthorne Fin. Corp. of CA              14.50   5,190    75.3        21.75   12.00   13.50    7.41  -25.64    -9.38
HMLK  Hemlock Fed. Fin. Corp. of IL           13.50   1,782    24.1        19.00   12.63   13.19    2.35  -28.95    -0.95
HBSC  Heritage Bancorp, Inc of SC             19.25   4,447    85.6        22.38   14.00   19.50   -1.28  -12.50    -8.33
HFWA  Heritage Financial Corp of WA            8.50   9,793    83.2        15.88    8.13    8.63   -1.51  -46.68   -12.82
HCBC  High Country Bancorp of CO              10.88   1,323    14.4        15.25   10.25   10.63    2.35  -28.66   -15.53
HBNK  Highland Bancorp of CA                  37.06   2,194    81.3        43.50   31.50   37.00    0.16   -1.83    17.65
HIFS  Hingham Inst. for Sav. of MA*           16.00   1,964    31.4        24.50   14.88   15.19    5.33  -33.33    -3.03
HBFW  Home Bancorp of Fort Wayne IN           27.50   2,185    60.1        35.25   26.50   27.63   -0.47  -18.23    -3.51
HCFC  Home City Fin. Corp. of OH              15.75     859    13.5        22.75   11.00   16.00   -1.56  -17.11    16.67
HOMF  Home Fed Bancorp of Seymour IN          20.75   5,079   105.4        33.75   20.50   21.00   -1.19  -36.41    -6.74
HWEN  Home Financial Bancorp of IN             7.88     891     7.0         9.50    6.50    7.50    5.07  -17.05     5.07
HLFC  Home Loan Financial Corp of OH          13.63   2,225    30.3        16.75   11.45   14.00   -2.64  -17.39     0.96
HPBC  Home Port Bancorp, Inc. of MA*          22.88   1,842    42.1        27.00   19.13   21.63    5.78  -13.66    -6.61
HSTD  Homestead Bancorp, Inc. of LA            7.75   1,478    11.5        20.00    6.63    7.75    0.00  -22.50    -5.37
HFBC  HopFed Bancorp of KY                    20.50   4,034    82.7        23.50   15.25   20.25    1.23   -1.20    19.26
HZFS  Horizon Fin'l. Services of IA            8.00     880     7.0        16.88    8.00   10.00  -20.00  -51.52   -36.00
HRZB  Horizon Financial Corp. of WA*          13.00   7,496    97.4        18.63   12.44   13.13   -0.99  -26.76     2.93
HRBT  Hudson River Bancorp Inc of NY          10.38  17,854   185.3        13.69    8.88   10.31    0.68    3.80    -8.22
ITLA  ITLA Capital Corp of CA*                15.88   7,166   113.8        24.00    9.00   14.63    8.54  -27.82     4.96
ICBC  Independence Comm Bnk Cp of NY          12.44  74,124   922.1        19.13   11.00   12.25    1.55  -30.43   -21.96
IFSB  Independence FSB of DC                  12.88   1,281    16.5        21.63   11.69   13.25   -2.79  -38.67    -2.79
INBI  Industrial Bancorp of OH                19.00   4,831    91.8        23.50   16.25   19.00    0.00  -20.44    -5.00
ISFC  Innes Street Financial of NC            12.25   2,248    27.5        13.63   11.25   11.50    6.52   22.50    -7.13
IWBK  Interwest Bancorp of WA                 22.25  15,674   348.7        31.33   17.75   21.38    4.07  -21.93     0.54




                                               Current Per Share Financials
                                          ----------------------------------------
                                                                   Tangible
                                          Trailing  12 Mo.   Book    Book
                                           12 Mo.   Core    Value/  Value/  Assets/
Financial Institution                      EPS(3)   EPS(3)  Share  Share(4) Share
--------------------                      -------- ------- ------- ------- -------
                                              ($)     ($)     ($)     ($)     ($)
ASDAQ Listed OTC Companies (continued)
--------------------------------------
FFDB  FirstFed Bancorp, Inc. of AL           0.64    0.64    7.91    7.34    80.86
FSPT  FirstSpartan Fin. Corp. of SC          1.86    1.68   28.50   28.50   140.13
FLAG  Flag Financial Corp of GA              0.42    0.31    7.30    7.30    83.96
FLGS  Flagstar Bancorp, Inc of MI            3.00    3.00   11.99   11.75   222.86
FFBK  FloridaFirst MHC of FL (47.0)          0.43    0.43    9.64    9.64    78.64
FFIC  Flushing Fin. Corp. of NY*             0.99    0.99   12.77   12.28   110.39
FTSB  Fort Thomas Fin. Corp. of KY           0.66    0.66    8.81    8.81    71.53
FKKY  Frankfort First Bancorp of KY          1.07    1.07   14.13   14.13    87.87
FTNB  Fulton Bancorp, Inc. of MO             0.65    0.55   15.22   15.22    70.24
GUPB  GFSB Bancorp, Inc of Gallup NM         0.84    0.84   12.47   12.47   127.16
GSLA  GS Financial Corp. of LA               0.46    0.41   16.46   16.46    53.46
GOSB  GSB Financial Corp. of NY*             0.29    0.43   14.55   14.55    63.52
GBNK  Gaston Fed Bncp MHC of NC(47.0         0.46    0.43    9.34    9.34    49.52
GCFC  Grand Central Fin Corp of OH           0.43    0.43   15.76   15.76    71.11
GTPS  Great American Bancorp of IL           0.64    0.64   17.53   17.53   118.99
PEDE  Great Pee Dee Bancorp of SC            0.39    0.39   14.45   14.45    32.24
GSFC  Green Street Fin. Corp. of NC          0.68    0.68   14.84   14.84    42.06
GFED  Guaranty Fed Bancshares of MO          0.56    0.56   11.23   11.23    48.75
HEMT  HF Bancorp of Hemet CA(8)             -0.13   -0.07   13.19   11.48   159.65
HFFC  HF Financial Corp. of SD               1.34    1.14   12.81   12.81   145.28
HMNF  HMN Financial, Inc. of MN              0.77    0.41   12.93   11.87   131.22
HALL  Hallmark Capital Corp. of WI           1.02    0.90   11.96   11.96   167.17
HRBF  Harbor Federal Bancorp of MD           1.02    1.02   16.16   16.16   126.63
HARB  Harbor Florida Bancshrs of FL          0.59    0.58    8.40    8.31    46.43
HFSA  Hardin Bancorp of Hardin MO            1.45    0.97   16.79   16.79   176.07
HARL  Harleysville SB of PA                  1.53    1.50   11.87   11.87   187.17
HFGI  Harrington Fin. Group of IN           -1.31   -0.58    5.98    5.98   171.59
HARS  Harris Fin. MHC of PA (24.9)           0.57    0.41    5.63    5.46    74.34
HFFB  Harrodsburg 1st Fin Bcrp of KY         0.79    0.79   15.43   15.43    60.58
HHFC  Harvest Home Fin. Corp. of OH          0.63    0.61   11.79   11.79   109.43
HAVN  Haven Bancorp of Woodhaven NY          0.92    0.84   13.53   12.83   270.38
HTHR  Hawthorne Fin. Corp. of CA             2.13    2.13   15.69   15.69   272.15
HMLK  Hemlock Fed. Fin. Corp. of IL          0.87    0.88   15.27   15.27   114.72
HBSC  Heritage Bancorp, Inc of SC            0.87    0.87   20.98   20.98    68.34
HFWA  Heritage Financial Corp of WA          0.44    0.30    9.75    8.89    42.07
HCBC  High Country Bancorp of CO             0.62    0.62   13.63   13.63    83.05
HBNK  Highland Bancorp of CA                 3.92    3.55   19.80   19.80   275.66
HIFS  Hingham Inst. for Sav. of MA*          1.53    1.49   12.05   12.05   132.42
HBFW  Home Bancorp of Fort Wayne IN          1.38    1.39   18.30   18.30   174.99
HCFC  Home City Fin. Corp. of OH             1.11    1.11   12.65   12.65    99.37
HOMF  Home Fed Bancorp of Seymour IN         2.06    1.70   13.66   13.34   145.38
HWEN  Home Financial Bancorp of IN           0.34    0.29    8.07    8.07    57.87
XLFC  Home Loan Financial Corp of OH         0.56    0.56   13.83   13.83    38.85
HPBC  Home Port Bancorp, Inc. of MA*         1.93    2.19   13.05   13.05   149.60
HSTD  Homestead Bancorp, Inc. of LA          0.29    0.24   10.79   10.79    60.09
HFBC  HopFed Bancorp of KY                   0.73    0.73   15.15   15.15    54.54
HZFS  Horizon Fin'l. Services of IA         -0.64    0.84    8.33    8.33    97.50
HRZB  Horizon Financial Corp. of WA*         1.14    1.14   11.86   11.86    78.39
HRBT  Hudson River Bancorp Inc of NY         0.11    0.17   12.73   12.72    46.70
ITLA  ITLA Capital Corp of CA*               2.07    2.06   14.78   14.74   144.10
ICBC  Independence Comm Bnk Cp of NY         0.03    0.53   12.33   11.66    71.68
IFSB  Independence FSB of DC                 4.18    3.32   17.27   15.93   208.73
INBI  Industrial Bancorp of OH               1.18    1.18   12.57   12.57    80.33
ISFC  Innes Street Financial of NC           0.63    0.60   16.05   16.05    93.82
IWBK  Interwest Bancorp of WA                1.89    1.57   11.18   10.28   165.98


RP FINANCIAL, LC.
-----------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia  22209
(703) 528-1700


                                            Market Capitalization                        Price Change Data
                                           -----------------------       -----------------------------------------------
                                                     Shares  Market          52 Week (1)              % Change From
                                                      Out-   Market       --------------          --------------------
                                             Price/  stand- Capital-                       Last     Last 52 Wks  Dec 31,
Financial Institution                       Share(1)  ing  ization(9)     High     Low    Week     Week  Ago(2)  1998(2)
---------------------                       ------- ------- -------      ------- ------- ------- ------- ------- --------
                                              ($)    (000)  ($Mil)         ($)     ($)     ($)     (%)     (%)     (%)

NASDAQ Listed OTC Companies (continued)
---------------------------------------
IPSW  Ipswich SB of Ipswich MA*               10.38   2,392    24.8        20.75    9.69   10.13    2.47  -38.94    -3.44
JXVL  Jacksonville Bancorp of TX              15.38   2,367    36.4        22.00   13.50   13.75   11.85  -24.98     3.36
JXSB  Jcksnville SB,MHC of IL (45.6)          10.50   1,908     9.1        24.50   10.00   10.88   -3.49  -54.35    -8.70
JSBA  Jefferson Svgs Bancorp of MO            13.44  10,025   134.7        31.88   10.63   11.19   20.11  -56.48     2.36
KSBK  KSB Bancorp of Kingfield ME*            11.88   1,269    15.1        19.38    8.00   11.00    8.00  -38.70   -23.35
KFBI  Klamath First Bancorp of OR             16.25   8,900   144.6        21.88   14.00   14.63   11.07  -23.99   -16.15
LSBI  LSB Fin. Corp. of Lafayette IN          27.13     920    25.0        32.00   26.25   28.00   -3.11  -10.99    -4.81
LVSB  Lakeview Financial of NJ(8)             22.06   4,874   107.5        28.75   13.50   22.00    0.27   -6.13    -1.96
LARK  Landmark Bancshares, Inc of KS          17.75   1,232    21.9        29.25   17.75   19.88  -10.71  -32.38   -24.88
LARL  Laurel Capital Group of PA              15.81   2,189    34.6        21.75   15.50   16.38   -3.48  -27.31    -9.03
LSBX  Lawrence Savings Bank of MA*            10.25   4,353    44.6        18.75    8.38    8.63   18.77  -44.98   -19.98
LFED  Leeds Fed Bksr MHC of MD (36.5          11.75   5,067    22.3        21.00   11.50   11.50    2.17  -43.54   -20.34
LXMO  Lexington B&L Fin. Corp. of MO          10.75   1,009    10.8        17.25   10.38   10.81   -0.56  -35.36    -6.52
LIBB  Liberty Bancorp MHC of NJ (47)           8.88   3,901    16.3        11.69    7.25    8.50    4.47  -11.20    -1.33
LFCO  Life Financial Corp of CA(8)             5.19   6,562    34.1        25.38    2.25    3.06   69.61  -79.03    12.10
LNCB  Lincoln Bancorp of IN                    9.81   6,809    66.8        11.44    9.69    9.88   -0.71   -1.90    -9.83
LFBI  Little Falls Bancorp of NJ(8)           20.50   2,478    50.8        22.25   11.50   19.63    4.43   -7.87     2.50
LOGN  Logansport Fin. Corp. of IN             11.50   1,199    13.8        19.38   11.38   11.38    1.05  -41.03   -14.81
MAFB  MAF Bancorp, Inc. of IL                 23.44  24,970   585.3        28.83   19.38   22.25    5.35  -16.05   -11.55
MBLF  MBLA Financial Corp. of MO              18.50   1,247    23.1        27.00   15.00   18.75   -1.33  -31.48    -1.33
MECH  MECH Financial Inc of CT*               30.00   5,298   158.9        34.00   20.63   29.75    0.84   -4.40     8.11
MFBC  MFB Corp. of Mishawaka IN               21.25   1,464    31.1        27.75   18.00   21.63   -1.76  -21.30    -2.30
MSBF  MSB Financial, Inc of MI                12.00   1,313    15.8        16.88   11.00   12.50   -4.00  -20.58   -12.73
MARN  Marion Capital Holdings of IN           21.00   1,556    32.7        28.94   19.75   20.25    3.70  -26.65     5.00
MRKF  Market Fin. Corp. of OH                  8.25   1,327    10.9        16.00    8.25    8.25    0.00  -48.05   -25.88
MASB  MassBank Corp. of Reading MA*           36.75   3,499   128.6        53.50   29.50   37.75   -2.65  -30.99    -6.08
MFLR  Mayflower Co-Op. Bank of MA*            14.00   1,351    18.9        17.92   11.33   14.75   -5.08  -19.22    -4.57
MDBK  Medford Bancorp, Inc. of MA*            16.13   8,293   133.8        22.06   13.50   15.63    3.20  -26.48    -3.70
MBFC  MegaBank Financial Corp of CO            9.31   7,607    70.8        11.13    9.06    9.19    1.31    N.A.    -2.00
MWBX  MetroWest Bank of MA*                    5.81  14,258    82.8         8.44    5.50    5.56    4.50  -27.92    -4.13
METF  Metropolitan Fin. Corp. of OH            8.00   7,756    62.0        15.46    7.00    7.88    1.52  -48.05   -23.81
MCBN  Mid-Coast Bancorp of ME                  7.38     715     5.3        12.75    7.00    7.38    0.00  -40.96     5.43
MWBI  Midwest Bancshares, Inc. of IA(8)       13.50   1,078    14.6        17.00   10.75   15.00  -10.00  -16.31     9.05
MFFC  Milton Fed. Fin. Corp. of OH            13.00   2,205    28.7        16.44   12.31   12.88    0.93  -20.63   -16.83
MBBC  Monterey Bay Bancorp of CA              11.94   3,505    41.8        19.60   10.00   10.00   19.40  -37.81   -16.56
MONT  Montgomery Fin. Corp. of IN              9.00   1,590    14.3        13.25    8.94    9.00    0.00  -30.77   -11.15
MSBK  Mutual SB, FSB of Bay City MI(8)        12.00   4,290    51.5        12.88    5.75   11.13    7.82   -5.88    39.05
MYST  Mystic Financial of MA*                 10.88   2,574    28.0        18.00    9.75   10.13    7.40  -38.29   -11.18
NHTB  NH Thrift Bancshares of NH              14.63   2,104    30.8        21.75   12.00   14.75   -0.81  -29.70    -5.61
NSLB  NS&L Bancorp, Inc of Neosho MO          14.25     739    10.5        15.42   10.42   16.75  -14.93   -1.59    34.05
NMSB  Newmil Bancorp, Inc. of CT*             11.13   3,777    42.0        14.63   10.00   10.88    2.30  -21.89    -6.31
NBCP  Niagara Bancorp MHC of NY(45.4*         10.25  29,756   138.4        17.00    8.50    9.25   10.81    2.50     0.00
NBSI  North Bancshares of Chicago IL          11.75   1,252    14.7        18.00   10.75   11.75    0.00  -33.80    -6.00
FFFD  North Central Bancshares of IA          16.25   2,964    48.2        24.88   15.00   16.00    1.56  -32.29    -3.73
NEIB  Northeast Indiana Bncrp of IN           13.50   1,653    22.3        20.68   13.25   13.88   -2.74  -32.50   -19.40
NWSB  Northwest Bcrp MHC of PA (30.5           9.63  47,349   139.0        18.00    8.50    8.69   10.82  -45.56    -1.23
NWEQ  Northwest Equity Corp. of WI(8)         22.06     825    18.2        25.00   15.63   22.00    0.27    4.40     0.27
NTMG  Nutmeg FS&LA of CT                       8.50   1,325    11.3        10.40    8.25    8.50    0.00    0.00   -10.53
OHSL  OHSL Financial Corp. of OH              14.00   2,471    34.6        17.75   12.88   14.25   -1.75  -17.65     0.86
OCFC  Ocean Fin. Corp. of NJ                  14.50  14,627   212.1        20.00   12.00   13.81    5.00  -23.68   -12.81
ONFC  Oneida Fincl MHC of NY (44.5)            9.13   3,580    14.5        11.00    7.75    8.88    2.82   -8.70   -17.00
OTFC  Oregon Trail Fin. Corp. of OR           12.44   4,189    52.1        18.00   11.00   12.50   -0.48  -29.92     1.55
OFCP  Ottawa Financial Corp. of MI            20.94   5,448   114.1        26.59   18.88   20.75    0.92  -20.74    -1.46
PBOC  PBOC Holdings of CA                      8.78  21,041   184.7        14.50    8.00    8.78    0.00    N.A.   -14.34
PFFB  PFF Bancorp of Pomona CA                17.25  15,442   266.4        21.13   11.94   16.25    6.15  -14.81     7.81




                                                    Current Per Share Financials
                                              -----------------------------------------

                                              Trailing  12 Mo.   Book    Book
                                               12 Mo.   Core    Value/  Value/  Assets/
Financial Institution                          EPS(3)   EPS(3)  Share  Share(4) Share
---------------------                         -------- ------- ------- ------- -------
                                                 ($)     ($)     ($)     ($)     ($)

NASDAQ Listed OTC Companies (continued)
---------------------------------------
IPSW  Ipswich SB of Ipswich MA*                 1.10    0.97    5.95    5.95   113.43
JXVL  Jacksonville Bancorp of TX                1.44    1.44   15.14   15.14   110.02
JXSB  Jcksnville SB,MHC of IL (45.6)            0.57    0.41    9.53    9.53    88.72
JSBA  Jefferson Svgs Bancorp of MO              0.71    0.67   12.35   10.14   138.00
KSBK  KSB Bancorp of Kingfield ME*              1.36    1.33   10.79    9.67   135.00
KFBI  Klamath First Bancorp of OR               1.11    1.07   16.42   15.18   117.72
LSBI  LSB Fin. Corp. of Lafayette IN            1.89    1.65   19.78   19.78   253.06
LVSB  Lakeview Financial of NJ(8)               1.94    0.83   10.17    6.56   117.60
LARK  Landmark Bancshares, Inc of KS            1.93    1.56   18.93   18.93   181.57
LARL  Laurel Capital Group of PA                1.48    1.45   11.17   11.17   103.21
LSBX  Lawrence Savings Bank of MA*              2.02    1.98   10.73   10.73    78.12
LFED  Leeds Fed Bksr MHC of MD (36.5            0.65    0.65    9.89    9.89    61.95
LXMO  Lexington B&L Fin. Corp. of MO            0.61    0.61   15.51   14.53   101.07
LIBB  Liberty Bancorp MHC of NJ (47)            0.36    0.36    8.83    8.83    66.76
LFCO  Life Financial Corp of CA(8)              1.78    1.87    9.38    9.38    57.96
LNCB  Lincoln Bancorp of IN                     0.52    0.52   14.48   14.48    54.96
LFBI  Little Falls Bancorp of NJ(8)             0.71    0.69   15.11   14.10   141.49
LOGN  Logansport Fin. Corp. of IN               1.04    1.04   13.75   13.75    80.14
MAFB  MAF Bancorp, Inc. of IL                   1.53    1.49   13.80   11.35   165.03
MBLF  MBLA Financial Corp. of MO                1.50    1.50   22.74   22.74   166.86
MECH  MECH Financial Inc of CT*                 1.64    1.66   18.00   17.86   192.41
MFBC  MFB Corp. of Mishawaka IN                 1.64    1.69   21.36   21.36   228.60
MSBF  MSB Financial, Inc of MI                  0.90    0.79   10.25   10.25    64.17
MARN  Marion Capital Holdings of IN             1.46    1.46   22.13   21.65   125.09
MRKF  Market Fin. Corp. of OH                   0.37    0.37   11.57   11.57    42.20
MASB  MassBank Corp. of Reading MA*             3.12    2.57   31.58   31.18   270.54
MFLR  Mayflower Co-Op. Bank of MA*              1.16    0.94   10.13   10.00   111.11
MDBK  Medford Bancorp, Inc. of MA*              1.48    1.32   12.33   11.75   138.81
MBFC  MegaBank Financial Corp of CO             0.55    0.55    3.60    3.60    30.34
MWBX  MetroWest Bank of MA*                     0.57    0.56    3.54    3.54    48.42
METF  Metropolitan Fin. Corp. of OH             0.88    0.69    5.50    5.15   175.79
MCBN  Mid-Coast Bancorp of ME                   0.42    0.34    7.44    7.44    99.21
MWBI  Midwest Bancshares, Inc. of IA(8)         1.27    1.13   11.16   11.16   150.57
MFFC  Milton Fed. Fin. Corp. of OH              0.69    0.55   11.78   11.78   112.95
MBBC  Monterey Bay Bancorp of CA                0.41    0.40   11.95   10.92   129.76
MONT  Montgomery Fin. Corp. of IN               0.66    0.66   12.38   12.38    76.40
MSBK  Mutual SB, FSB of Bay City MI(8)          0.62    0.28    8.42    8.42   131.57
MYST  Mystic Financial of MA*                   0.69    0.65   13.70   13.70    81.38
NHTB  NH Thrift Bancshares of NH                1.48    1.35   13.20   11.68   153.71
NSLB  NS&L Bancorp, Inc of Neosho MO            0.63    0.60   14.12   14.01    87.75
NMSB  Newmil Bancorp, Inc. of CT*               0.72    0.54    9.23    9.23    94.72
NBCP  Niagara Bancorp MHC of NY(45.4*           0.35    0.50    8.87    8.87    50.70
NBSI  North Bancshares of Chicago IL            0.41    0.37   10.51   10.51   100.50
FFFD  North Central Bancshares of IA            1.48    1.47   16.26   14.11   113.59
NEIB  Northeast Indiana Bncrp of IN             1.45    1.45   15.13   15.13   128.51
NWSB  Northwest Bcrp MHC of PA (30.5            0.44    0.42    4.79    3.97    61.02
NWEQ  Northwest Equity Corp. of WI(8)           1.34    1.22   14.55   14.55   120.23
NTMG  Nutmeg FS&LA of CT                        0.88    0.31    5.30    5.30    79.63
OHSL  OHSL Financial Corp. of OH                0.87    0.79   10.94   10.94   108.12
OCFC  Ocean Fin. Corp. of NJ                    0.89    0.92   13.52   13.45   106.77
ONFC  Oneida Fincl MHC of NY (44.5)             0.34    0.34   11.70   11.70    64.99
OTFC  Oregon Trail Fin. Corp. of OR             0.79    0.79   14.69   14.69    72.38
OFCP  Ottawa Financial Corp. of MI              1.59    1.40   13.47   11.08   172.18
PBOC  PBOC Holdings of CA                       0.56   -0.04    8.58    8.58   158.50
PFFB  PFF Bancorp of Pomona CA                  1.14    1.11   15.28   15.13   191.51


RP FINANCIAL, LC.
-----------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia  22209
(703) 528-1700

                             Exhibit 1-A (continued)
                      Weekly Thrift Market Line - Part One
                           Prices As Of April 16, 1999


                                                 Market Capitalization                      Price Change Data
                                            --------------------------------     ----------------------------------------------
                                                                                  52 Week (1)               % Change From
                                                        Shares      Market       -------------           -----------------------
                                             Price/      Out-      Capital-                      Last    Last   52 Wks   Dec 31,
Financial Institution                       Share(1)   standing   ization(9)     High     Low    Week    Week   Ago(2)   1998(2)
---------------------                       --------   --------   ----------     -----   -----   -----   -----  ------   -------
                                               ($)       (000)      ($Mil)        ($)     ($)     ($)     (%)    (%)       (%)

NASDAQ Listed OTC Companies (continued)
---------------------------------------
PHSB  PHS Bancorp MHC of PA (45.0)           10.63      2,760        13.2        22.00    9.88   10.13    4.94  -51.68   -24.77
PSFI  PS Financial of Chicago IL             10.06      1,843        18.5        14.88    8.50    9.75    3.18  -27.52     0.60
PSBI  PSB Bancorp Inc. of PA*                 6.08      3,101        18.9        10.69    5.63    5.63    7.99  -40.97   -20.31
PVFC  PVF Capital Corp. of OH                11.75      3,991        46.9        18.83   10.00   12.56   -6.45  -31.21     1.03
PBCI  Pamrapo Bancorp, Inc. of NJ            22.75      2,843        64.7        32.38   22.13   22.50    1.11  -18.75    -4.73
PFED  Park Bancorp of Chicago IL             13.75      2,187        30.1        19.75   13.25   13.69    0.44  -26.67    -0.94
PVSA  Parkvale Financial Corp of PA          19.38      6,236       120.9        28.00   19.38   20.38   -4.91  -23.40    -6.87
PBHC  Pathfinder BC MHC of NY (46.0)*        10.13      2,738        12.0        26.13    9.00   10.13    0.00  -55.96    10.95
PEEK  Peekskill Fin. Corp. of NY             13.00      2,842        36.9        18.13   12.00   13.38   -2.84  -26.76   -18.44
PFSB  PennFed Fin. Services of NJ            15.25      8,793       134.1        18.38   10.25   14.75    3.39  -15.28    17.31
PBKB  People's Bancshares of MA*             19.00      3,320        63.1        27.75   15.00   19.25   -1.30  -28.65    -7.32
TSBS  Peoples Bancorp Inc of NJ(8)*          11.25     35,742       402.1        13.23    6.97   10.88    3.40    6.53     3.40
PFDC  Peoples Bancorp of Auburn IN           19.38      3,243        62.8        22.88   19.25   19.38    0.00   -9.86    -3.10
PBCT  Peoples Bank, MHC of CT (43.2)*        29.13     62,715       806.4        41.00   19.19   29.63   -1.69  -29.18     5.43
PFFC  Peoples Fin. Corp. of OH                9.25      1,284        11.9        15.63    8.75    9.00    2.78  -39.34   -15.91
PHBK  Peoples Heritage Fin Grp of ME*        19.00     87,546     1,663.4        26.00   13.81   17.63    7.77  -26.21    -5.00
PSFC  Peoples Sidney Fin. Corp of OH         12.75      1,713        21.8        24.38   12.50   12.75    0.00  -33.35   -24.47
PERM  Permanent Bancorp, Inc. of IN          11.00      3,980        43.8        18.25   10.50   10.75    2.33  -39.33   -17.36
PCBC  Perry Co. Fin. Corp. of MO             21.50        810        17.4        24.13   18.00   21.50    0.00   -9.47     8.15
PHFC  Pittsburgh Home Fin Corp of PA         13.69      1,841        25.2        18.50   12.13   13.38    2.32  -24.49    -5.59
PFSL  Pocahontas Bancorp of AR                6.88      6,245        43.0        10.38    6.50    7.00   -1.71  -32.48   -11.23
PTRS  Potters Financial Corp of OH           12.25      1,026        12.6        18.18   11.82   13.00   -5.77  -30.91   -32.62
PRBC  Prestige Bancorp of PA                 11.25        997        11.2        21.02   11.25   12.00   -6.25  -40.94    -7.33
PFNC  Progress Financial Corp. of PA         17.00      5,086        86.5        21.67   11.50   14.63   16.20  -11.87    37.32
PBCP  Provident Bncp MHC of NY (46.7         10.25      8,280        39.6        12.25    7.75   10.31   -0.58    2.50     2.50
PROV  Provident Fin. Holdings of CA          16.38      4,618        75.6        24.13   14.00   16.13    1.55  -31.75    -3.99
PULB  Pulaski Financial Corp of MO            9.25      3,966        36.7        28.45    9.00    9.13    1.31  -67.31    -6.38
PLSK  Pulaski SB, MHC of NJ (47.0)            8.88      2,108         8.8        19.75    8.25    8.50    4.47  -54.46   -11.20
QCFB  QCF Bancorp of Virginia MN             25.00      1,151        28.8        31.00   25.00   25.00    0.00  -18.70    -1.96
QCBC  Quaker City Bancorp of CA              15.50      5,730        88.8        21.25   11.75   14.88    4.17  -17.55    -3.13
QCSB  Queens County Bancorp of NY*           31.88     21,251       677.5        31.88   22.88   28.56   11.62    8.69     7.16
RELY  Reliance Bancorp, Inc. of NY           28.13      8,706       244.9        41.94   21.50   28.00    0.46  -32.02     1.15
RCBK  Richmond County Fin Corp of NY         15.00     25,493       382.4        19.75   11.31   15.25   -1.64  -21.30    -6.60
RSBI  Ridgewood Fin. MHC of NJ (47.0          7.63      3,180        11.4        11.88    7.25    7.88   -3.17    9.00     9.00
RIVR  River Valley Bancorp of IN             12.50      1,173        14.7        20.75   12.50   13.25   -5.66  -35.90   -15.25
RVSB  Riverview Bancorp of WA                11.50      6,013        69.1        19.13   11.25   11.50    0.00  -31.87    -6.12
RSLN  Roslyn Bancorp, Inc. of NY*            17.44     41,400       722.0        30.50   13.31   17.44    0.00  -37.29   -18.88
SCCB  S. Carolina Comm. Bnshrs of SC         14.00        579         8.1        22.88   13.25   14.00    0.00  -34.88     0.86
SFED  SFS Bancorp of Schenectady NY          18.38      1,208        22.2        27.88   18.25   18.25    0.71  -24.61   -13.51
SGVB  SGV Bancorp of W. Covina CA            11.38      2,181        24.8        18.81   10.75   11.13    2.25  -38.49    -8.96
SCFS  Seacoast Fin Serv Corp of MA*           9.69     26,686       258.6        11.13    9.56    9.75   -0.62   -3.10    -5.46
SKAN  Skaneateles Bancorp Inc of NY(8)*      24.38      1,451        35.4        25.25   12.63   23.94    1.84   17.49    55.39
SKBO  Skibo Fin Corp MHC of PA(45.0)          6.50      3,445         6.7        14.00    6.00    6.50    0.00  -53.00   -14.81
SOBI  Sobieski Bancorp of S. Bend IN         14.50        730        10.6        20.00   12.75   14.69   -1.29  -30.95    11.54
SFFS  Sound Fed Bp MHC of NY (46.1)           9.19      5,212        22.1        10.13    8.50    8.94    2.80   -8.10    -2.65
SJFC  South Jersey Fin. Corp of NJ           11.31      3,793        42.9        11.56   10.63   11.31    0.00   13.10    13.10
SSFC  South Street Fin. Corp. of NC*          7.56      4,209        31.8        10.88    7.44    7.63   -0.92  -26.24    -4.06
SBAN  SouthBanc Shares Inc. of SC            21.00      3,554        74.6        22.50   15.00   19.00   10.53   -6.67    11.23
SCBS  Southern Commun. Bncshrs of AL         11.00      1,080        11.9        18.75   10.75   11.25   -2.22  -43.96   -12.00
SMBC  Southern Missouri Bncrp of MO          14.00      1,343        18.8        22.25   12.38   14.63   -4.31  -34.88    -4.31
SVRN  Sovereign Bancorp, Inc. of PA          14.25    164,068     2,338.0        20.25    9.00   13.88    2.67  -33.13     0.00
STFR  St. Francis Cap. Corp. of WI           40.38      4,610       186.2        44.75   34.50   39.75    1.58  -10.76    -4.43
SPBC  St. Paul Bancorp, Inc. of IL           23.50     40,725       957.0        27.22   16.81   21.72    8.20  -11.12   -13.67
SFFC  StateFed Financial Corp. of IA          9.75      1,545        15.1        14.75    9.00   10.00   -2.50  -32.20    -2.50
SFIN  Statewide Fin. Corp. of NJ             22.44      4,152        93.2        26.69   15.25   21.06    6.55   -2.43    18.11


                                                      Current Per Share Financials
                                             ------------------------------------------------
                                                                          Tangible
                                              Trailing   12 Mo.    Book     Book
                                               12 Mo.    Core     Value/    Value/    Assets/
Financial Institution                          EPS(3)    EPS(3)   Share    Share(4)    Share
---------------------                         --------   ------   ------   --------   -------
                                                ($)       ($)      ($)       ($)        ($)

NASDAQ Listed OTC Companies (continued)
---------------------------------------
PHSB  PHS Bancorp MHC of PA (45.0)              0.54      0.51    10.57     10.57    88.50
PSFI  PS Financial of Chicago IL                0.81      0.79    11.41     11.41    55.77
PSBI  PSB Bancorp Inc. of PA*                   0.29      0.17     9.80      9.80    52.89
PVFC  PVF Capital Corp. of OH                   1.26      1.19     8.49      8.49   109.22
PBCI  Pamrapo Bancorp, Inc. of NJ               1.55      1.55    17.51     17.44   145.44
PFED  Park Bancorp of Chicago IL                0.98      0.98    16.93     16.93    93.18
PVSA  Parkvale Financial Corp of PA             1.87      1.81    13.76     13.70   186.20
PBHC  Pathfinder BC MHC of NY (46.0)*           0.44      0.29     8.14      6.94    74.29
PEEK  Peekskill Fin. Corp. of NY                0.63      0.65    15.10     15.10    75.12
PFSB  PennFed Fin. Services of NJ               1.30      1.24    11.47     10.07   175.42
PBKB  People's Bancshares of MA*                1.66      0.63    10.44     10.29   284.53
TSBS  Peoples Bancorp Inc of NJ(8)*             0.34      0.33     9.55      9.28    41.16
PFDC  Peoples Bancorp of Auburn IN              1.32      1.32    13.86     13.86    97.43
PBCT  Peoples Bank, MHC of CT (43.2)*           1.46      0.76    13.59     11.42   158.16
PFFC  Peoples Fin. Corp. of OH                  0.81      0.34    11.20     11.20    67.97
PHBK  Peoples Heritage Fin Grp of ME*           1.07      1.30     8.70      7.28   115.40
PSFC  Peoples Sidney Fin. Corp of OH            0.46      0.46    10.79     10.79    63.32
PERM  Permanent Bancorp, Inc. of IN             0.71      0.66    10.17      7.70   125.12
PCBC  Perry Co. Fin. Corp. of MO                0.97      0.96    20.61     20.61   121.60
PHFC  Pittsburgh Home Fin Corp of PA            0.99      1.07    13.09     12.95   209.95
PFSL  Pocahontas Bancorp of AR                  0.43      0.43     8.87      8.45    64.08
PTRS  Potters Financial Corp of OH              1.08      0.97    10.87     10.87   131.07
PRBC  Prestige Bancorp of PA                    0.75      0.73    14.80     14.80   177.91
PFNC  Progress Financial Corp. of PA            0.98      0.91     8.17      7.16   127.29
PBCP  Provident Bncp MHC of NY (46.7            0.59      0.59    10.18     10.18    87.42
PROV  Provident Fin. Holdings of CA             1.21      0.65    18.53     18.53   188.45
PULB  Pulaski Financial Corp of MO              0.43      0.31    13.01     13.01    54.60
PLSK  Pulaski SB, MHC of NJ (47.0)              0.49      0.51    10.82     10.82    94.78
QCFB  QCF Bancorp of Virginia MN                2.14      2.08    17.12     17.12   126.27
QCBC  Quaker City Bancorp of CA                 1.41      1.30    13.55     13.55   160.55
QCSB  Queens County Bancorp of NY*              1.27      1.26     7.03      7.03    82.20
RELY  Reliance Bancorp, Inc. of NY              2.19      2.19    20.36     13.85   283.98
RCBK  Richmond County Fin Corp of NY            0.40      0.85    11.88     11.84    68.89
RSBI  Ridgewood Fin. MHC of NJ (47.0            0.37      0.37     8.23      8.23    81.42
RIVR  River Valley Bancorp of IN                1.07      0.92    15.87     15.68   117.96
RVSB  Riverview Bancorp of WA                   0.80      0.77     9.85      9.55    50.37
RSLN  Roslyn Bancorp, Inc. of NY*               1.27      1.12    14.47     14.41    90.22
SCCB  S. Carolina Comm. Bnshrs of SC            0.75      0.75    16.44     16.44    78.70
SFED  SFS Bancorp of Schenectady NY             1.75      2.84    19.54     19.54   147.49
SGVB  SGV Bancorp of W. Covina CA               0.97      0.96    14.26     14.10   211.62
SCFS  Seacoast Fin Serv Corp of MA*             0.78      0.75     9.87      9.87    69.36
SKAN  Skaneateles Bancorp Inc of NY(8)*         1.14      1.06    13.16     12.90   190.32
SKBO  Skibo Fin Corp MHC of PA(45.0)            0.22      0.24     7.22      7.22    43.55
SOBI  Sobieski Bancorp of S. Bend IN            0.81      0.79    17.24     17.24   140.97
SFFS  Sound Fed Bp MHC of NY (46.1)             0.63      0.63    10.02     10.02    52.59
SJFC  South Jersey Fin. Corp of NJ              0.78      0.78    14.95     14.95    76.72
SSFC  South Street Fin. Corp. of NC*            0.23      0.20     7.24      7.24    43.23
SBAN  SouthBanc Shares Inc. of SC               0.63      1.38    17.09     17.09   104.29
SCBS  Southern Commun. Bncshrs of AL            0.71      0.71     7.93      7.93    63.31
SMBC  Southern Missouri Bncrp of MO             0.83      0.89    16.29     16.29   117.93
SVRN  Sovereign Bancorp, Inc. of PA             0.80      0.85     7.34      4.74   133.57
STFR  St. Francis Cap. Corp. of WI              3.20      2.81    24.68     21.80   439.05
SPBC  St. Paul Bancorp, Inc. of IL              0.64      1.13    12.52     12.51   148.17
SFFC  StateFed Financial Corp. of IA            0.65      0.65    10.50     10.50    59.42
SFIN  Statewide Fin. Corp. of NJ                0.85      0.85    14.57     14.55   172.81

RP FINANCIAL, LC.
-----------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia  22209
(703) 528-1700

                             Exhibit 1-A (continued)
                      Weekly Thrift Market Line - Part One
                           Prices As Of April 16, 1999


                                                 Market Capitalization                      Price Change Data
                                            --------------------------------     -----------------------------------------------
                                                                                  52 Week (1)               % Change From
                                                        Shares      Market       -------------           -----------------------
                                             Price/      Out-      Capital-                      Last    Last   52 Wks   Dec 31,
Financial Institution                       Share(1)   standing   ization(9)     High     Low    Week    Week   Ago(2)   1998(2)
---------------------                       --------   --------   ----------     -----   -----   -----   -----  ------   -------
                                               ($)       (000)      ($Mil)        ($)     ($)     ($)     (%)    (%)       (%)

NASDAQ Listed OTC Companies (continued)
---------------------------------------
STSA  Sterling Financial Corp. of WA         14.50       8,056      116.8        27.13   14.00   16.50  -12.12  -46.30   -14.71
THRD  TF Financial Corp. of PA               16.56       3,147       52.1        29.00   15.50   15.50    6.84  -43.01    -4.00
THTL  Thistle Group Holdings of PA            8.31       9,000       74.8        10.06    7.63    8.38   -0.84  -16.90   -13.71
TSBK  Timberland Bancorp of WA               11.88       5,968       70.9        18.38   10.75   11.00    8.00  -34.00    -3.02
TRIC  Tri-County Bancorp of WY               11.56         879       10.2        16.50    9.81    9.81   17.84  -18.88   -17.43
TRYF  Troy Financial Corp of NY               9.81      12,139      119.1        10.00    9.38    9.69    1.24   -1.90    -1.90
TWIN  Twin City Bancorp, Inc. of TN          13.25       1,202       15.9        15.00   12.75   13.69   -3.21   -8.62    -8.62
USAB  USABancshares, Inc of PA*              10.88       2,007       21.8        13.31    6.94    8.25   31.88   -3.29    20.89
UCBC  Union Community Bancorp of IN          10.75       2,890       31.1        15.50   10.63   11.00   -2.27  -28.33    -4.44
UFBS  Union Fincl. Bancshares of SC          13.50       1,345       18.2        16.67   12.00   12.00   12.50   -8.54     4.98
UCFC  United Community Fin. of OH            12.25      34,716      425.3        17.94   10.75   10.75   13.95   22.50   -17.67
UBMT  United Fin. Corp. of MT                22.50       1,698       38.2        31.50   21.00   22.50    0.00  -21.05     2.27
UPFC  United PanAm Fin. Corp of CA            4.63      17,523       81.1        13.94    3.00    3.38   36.98    N.A.    10.50
UTBI  United Tenn. Bancshares of TN          12.00       1,382       16.6        16.00    9.88   12.13   -1.07  -23.81     0.00
VCAP  Virginia Capital Bcshrs of VA          13.00      11,405      148.3        13.75   11.94   12.06    7.79   30.00    -3.70
WHGB  WHG Bancshares of MD                    9.38       1,379       12.9        18.50    9.13    9.50   -1.26  -47.15   -21.83
WSFS  WSFS Financial Corp. of DE*            15.63      11,503      179.8        23.88   12.75   14.75    5.97  -28.56    -7.41
WVFC  WVS Financial Corp. of PA              15.00       3,266       49.0        20.13   14.75   15.00    0.00  -24.05    -1.64
WRNB  Warren Bancorp of Peabody MA*           8.81       7,827       69.0        14.38    7.00    8.38    5.13  -37.65    -2.76
WSBI  Warwick Community Bncrp of NY*         12.88       6,607       85.1        17.63   10.38   12.19    5.66  -26.40   -12.68
WFSL  Washington Federal, Inc. of WA         22.00      55,899    1,229.8        27.39   20.23   21.50    2.33  -19.18    -9.32
WAYN  Wayne Svgs Bks MHC of OH (48.2         17.00       2,484       20.3        28.18   15.75   16.81    1.13  -34.97    -8.11
WCFB  Wbstr Cty FSB MHC of IA (45.6)         14.75       2,116       14.2        21.63   12.50   14.75    0.00  -29.76    -7.81
WBST  Webster Financial Corp. of CT          31.69      37,327    1,182.9        35.63   18.88   28.31   11.94  -10.73    15.49
WEFC  Wells Fin. Corp. of Wells MN           15.75       1,652       26.0        22.00   14.75   16.00   -1.56  -24.10     0.00
WEBK  West Essex MHC of NJ (42.2)             9.25       4,197       16.4        10.13    8.41    9.13    1.31   -7.50    -2.01
WSTR  WesterFed Fin. Corp. of MT             17.19       4,512       77.6        26.25   16.19   17.00    1.12  -33.88    -5.18
WOFC  Western Ohio Fin. Corp. of OH          22.25       2,122       47.2        26.75   19.75   22.38   -0.58  -14.03     2.30
WEHO  Westwood Hmstd Fin Corp of OH           9.56       2,329       22.3        15.00    9.25    9.63   -0.73  -34.65     0.63
WGBC  Willow Grv Bcp MHC of PA (45.3          9.38       5,143       21.0        10.50    9.13    9.13    2.74   -6.20    -9.63
FFWD  Wood Bancorp of OH(8)                  19.13       2,709       51.8        20.38   12.25   18.75    2.03   -4.35     6.28
YFCB  Yonkers Fin. Corp. of NY               15.00       2,726       40.9        19.88   13.00   14.63    2.53  -23.59     6.69
YFED  York Financial Corp. of PA             14.44       9,701      140.1        24.35   14.31   14.38    0.42  -40.70    -8.67


                                                      Current Per Share Financials
                                             ------------------------------------------------
                                                                          Tangible
                                              Trailing   12 Mo.    Book     Book
                                               12 Mo.    Core     Value/    Value/    Assets/
Financial Institution                          EPS(3)    EPS(3)   Share    Share(4)    Share
---------------------                         --------   ------   ------   --------   -------
                                                ($)       ($)      ($)       ($)        ($)

NASDAQ Listed OTC Companies (continued)
---------------------------------------
STSA  Sterling Financial Corp. of WA            0.73      1.05    14.77      7.18     287.31
THRD  TF Financial Corp. of PA                  1.28      1.13    16.73     14.39     211.51
THTL  Thistle Group Holdings of PA              0.29      0.30    11.14     11.14      54.67
TSBK  Timberland Bancorp of WA                  0.94      0.91    13.22     13.22      45.15
TRIC  Tri-County Bancorp of WY                  1.07      0.97    11.85     11.85      92.52
TRYF  Troy Financial Corp of NY                 0.28      0.28    14.10     14.10      67.32
TWIN  Twin City Bancorp, Inc. of TN             1.05      0.92    11.77     11.77      94.21
USAB  USABancshares, Inc of PA*                 0.74      0.62     6.77      6.74      82.27
UCBC  Union Community Bancorp of IN             0.64      0.64    14.02     14.02      37.43
UFBS  Union Fincl. Bancshares of SC             1.16      1.02    11.42     10.07     140.82
UCFC  United Community Fin. of OH               0.25      0.25    13.38     13.38      36.22
UBMT  United Fin. Corp. of MT                   1.39      1.37    17.98     16.80     136.96
UPFC  United PanAm Fin. Corp of CA              0.39     -1.28     4.73      4.60      24.29
UTBI  United Tenn. Bancshares of TN             0.80      0.81    14.45     13.59      70.24
VCAP  Virginia Capital Bcshrs of VA             0.77      0.77    15.47     15.47      49.89
WHGB  WHG Bancshares of MD                      0.50      0.50    11.68     11.68     100.57
WSFS  WSFS Financial Corp. of DE*               1.44      1.51     7.45      7.42     142.20
WVFC  WVS Financial Corp. of PA                 1.07      1.14     9.98      9.98      98.10
WRNB  Warren Bancorp of Peabody MA*             0.75      0.72     5.10      5.10      50.73
WSBI  Warwick Community Bncrp of NY*            0.19      0.64    12.75     12.75      67.37
WFSL  Washington Federal, Inc. of WA            2.02      1.97    13.67     12.74     102.38
WAYN  Wayne Svgs Bks MHC of OH (48.2            0.70      0.64    10.06     10.06     107.90
WCFB  Wbstr Cty FSB MHC of IA (45.6)            0.62      0.62    10.91     10.91      44.50
WBST  Webster Financial Corp. of CT             1.78      1.77    14.87     12.77     242.02
WEFC  Wells Fin. Corp. of Wells MN              1.50      1.39    15.67     15.67     116.15
WEBK  West Essex MHC of NJ (42.2)               0.27      0.27    10.76     10.76      80.14
WSTR  WesterFed Fin. Corp. of MT                1.54      1.52    20.09     15.76     215.11
WOFC  Western Ohio Fin. Corp. of OH             0.61      0.46    22.43     22.43     154.44
WEHO  Westwood Hmstd Fin Corp of OH             0.57      0.59    10.29     10.29      55.76
WGBC  Willow Grv Bcp MHC of PA (45.3            0.58      0.66    10.48     10.48      81.08
FFWD  Wood Bancorp of OH(8)                     0.92      0.76     8.91      8.91      63.51
YFCB  Yonkers Fin. Corp. of NY                  1.01      0.92    15.38     15.38     140.49
YFED  York Financial Corp. of PA                0.91      0.70    11.66     11.66     130.16

RP FINANCIAL, LC.
-----------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia 22209
(703) 528-1700


                                   Exhibit 1-B
                      Weekly Thrift Market Line - Part Two
                           Prices As Of April 16, 1999

                                                             Key Financial Ratios                           Asset Quality Ratios
                                            ----------------------------------------------------------    -----------------------
                                                     Tang.
                                                                Reported Earnings       Core Earnings
                                            Equity/ Equity/  ______________________    _______________      NPAs   Resvs/  Resvs/
Financial Institution                       Assets  Assets   ROA(5)  ROE(5)  ROI(5)     ROA(5)  ROE(5)     Assets   NPAs    Loans
---------------------                       ------- ------- ------- ------- -------    ------- -------    ------- ------- -------
                                               (%)     (%)     (%)     (%)     (%)        (%)     (%)        (%)     (%)     (%)

Market Averages. SAIF-Insured Thrifts(no MHCs)
----------------------------------------------

SAIF-Insured Thrifts(272)                    13.32    13.03    0.85    7.09    6.15       0.79    6.53       0.70  141.23    0.88
NYSE Traded Companies(7)                      7.90     7.36    0.45    6.15    3.74       0.41    6.57       2.05  130.73    2.18
AMEX Traded Companies(23)                    12.79    12.67    0.65    5.03    4.86       0.65    4.70       0.65  189.80    0.84
NASDAQ Listed OTC Companies(242)             13.54    13.24    0.88    7.31    6.34       0.81    6.69       0.67  137.48    0.84
California Companies(18)                      7.94     7.71    0.56    5.97    6.80       0.00    1.54       1.48  120.30    2.08
Florida Companies(7)                         11.04    10.63    0.47    3.37    3.03       0.43    2.99       1.62  124.08    0.98
Mid-Atlantic Companies(49)                   11.38    11.08    0.75    7.68    6.33       0.78    7.58       0.67  122.27    0.92
Mid-West Companies(129)                      14.29    14.02    0.86    6.51    5.85       0.83    6.31       0.61  141.87    0.72
New England Companies(8)                      8.84     8.57    0.74    9.44    7.72       0.61    7.52       0.56  245.77    1.03
North-West Companies(13)                     15.38    14.46    1.12    8.28    6.79       1.05    7.69       0.54  189.20    0.83
South-East Companies(39)                     16.19    16.03    1.04    7.69    6.17       0.98    7.23       0.60  148.22    0.81
South-West Companies(5)                       8.03     7.76    0.84   11.47    9.17       0.81   11.04       0.78   61.95    0.62
Western Companies (Excl CA)(4)               15.94    15.94    1.23    9.12    6.77       1.21    8.98       0.78  127.54    1.05
Thrift Strategy(235)                         14.19    13.94    0.87    6.80    6.02       0.82    6.29       0.66  139.64    0.81
Mortgage Banker Strategy(21)                  7.45     6.73    0.76   10.40    6.82       0.64    8.89       0.68  175.74    1.03
Real Estate Strategy(7)                       7.15     6.94    0.68    6.65    9.21       0.62    6.10       0.93  133.49    1.72
Diversified Strategy(7)                       7.73     7.26    0.42    5.66    2.10       0.41    6.42       1.75  111.03    1.93
Retail Banking Strategy(2)                    8.27     7.63    2.00   24.20   32.45       1.59   19.22       0.00    0.00    0.72
Companies Issuing Dividends(229)             13.69    13.40    0.88    7.25    6.16       0.86    6.98       0.61  145.62    0.82
Companies Without Dividends(43)              11.18    10.96    0.65    6.16    6.08       0.39    3.94       1.29  113.31    1.28
Equity/Assets < 6%(20)                        4.71     4.15    0.41    7.00    5.64       0.39    7.03       1.03  112.67    1.27
Equity/Assets 6-12%(125)                      8.74     8.35    0.76    8.74    6.70       0.70    8.01       0.66  148.09    0.91
Equity/Assets > 12%(127)                     18.99    18.84    1.00    5.52    5.70       0.93    5.03       0.69  139.26    0.79
Converted Last 3 Mths (no MHC)(5)            19.23    18.62    0.71    4.11    5.98       0.69    3.90       0.46  106.33    0.66
Actively Traded Companies(26)                 8.58     7.91    0.92   10.75    6.45       0.91   11.08       0.78  132.81    0.98
Market Value Below $20 Million(67)           14.16    14.05    0.77    5.41    6.01       0.73    5.06       0.76  151.79    0.74
Holding Company Structure(241)               13.26    12.98    0.86    7.13    6.15       0.80    6.61       0.72  138.60    0.87
Assets Over $1 Billion(54)                    8.85     8.23    0.68    8.56    6.05       0.68    8.40       0.87  141.19    1.20
Assets $500 Million-$1 Billion(41)           11.51    11.10    0.80    7.55    6.10       0.75    7.14       0.62  126.49    0.91
Assets $250-$500 Million(61)                 13.45    13.16    0.96    7.91    6.85       0.78    6.29       0.67  151.08    0.91
Assets less than $250 Million(116)           15.92    15.83    0.89    5.84    5.85       0.86    5.58       0.66  141.48    0.71
Goodwill Companies(108)                      10.29     9.56    0.77    8.00    6.37       0.66    7.04       0.78  131.22    1.08
Non-Goodwill Companies(161)                  15.18    15.18    0.90    6.56    6.02       0.87    6.24       0.64  148.38    0.75
Acquirors of FSLIC Cases(7)                   8.47     7.70    1.10   11.55    9.97       1.08   12.23       0.53  106.13    0.85







                                                             Pricing Ratios                      Dividend Data(6)
                                                 -----------------------------------------      -----------------------
                                                                         Price/  Price/        Ind.   Divi-

                                                 Price/  Price/  Price/   Tang.   Core        Div./   dend    Payout
Financial Institution                           Earning   Book   Assets   Book  Earnings      Share   Yield   Ratio(7)
---------------------                           ------- ------- ------- ------- -------      ------- ------- -------
                                                   (X)     (%)     (%)     (%)     (x)          ($)     (%)     (%)

Market Averages. SAIF-Insured Thrifts(no MHCs)
--------------------------------------------

SAIF-Insured Thrifts(272)                         15.81  113.07   13.80  117.92   16.61         0.35    2.38   33.62
NYSE Traded Companies(7)                          12.88  139.36   10.53  138.72   11.95         0.19    0.72   11.11
AMEX Traded Companies(23)                         15.60   94.16   11.69   95.40   16.24         0.33    2.53   31.45
NASDAQ Listed OTC Companies(242)                  15.89  114.01   14.10  119.46   16.74         0.35    2.42   34.26
California Companies(18)                          13.41  111.88    8.59  108.49   14.41         0.12    0.59    9.52
Florida Companies(7)                              22.12  112.46   12.90  121.37   21.34         0.18    1.40   21.88
Mid-Atlantic Companies(49)                        14.77  113.93   11.92  121.45   15.78         0.33    2.10   32.68
Mid-West Companies(129)                           16.11  108.91   14.34  112.81   17.09         0.36    2.57   35.93
New England Companies(8)                          13.59  117.89    9.40  124.55   16.89         0.35    2.20   28.12
North-West Companies(13)                          15.45  118.92   16.06  135.00   16.62         0.42    2.47   36.64
South-East Companies(39)                          17.33  120.10   17.22  122.53   16.88         0.44    3.11   40.66
South-West Companies(5)                           12.11  122.53    9.41  133.09   12.77         0.39    2.18   26.47
Western Companies (Excl CA)(4)                    15.34  128.77   18.56  128.77   15.57         0.31    2.68   39.40
Thrift Strategy(235)                              16.07  108.01   14.24  111.68   16.72         0.36    2.51   35.12
Mortgage Banker Strategy(21)                      14.90  145.41   10.73  168.68   17.30         0.29    1.68   24.76
Real Estate Strategy(7)                           11.15  131.58    9.64  134.82   12.57         0.19    1.02   15.31
Diversified Strategy(7)                           17.30  177.26   13.04  183.13   17.47         0.37    1.76   39.35
Retail Banking Strategy(2)                         3.08   74.58    6.17   80.85    3.88         0.00    0.00    0.00
Companies Issuing Dividends(229)                  15.93  114.37   14.33  119.64   16.71         0.41    2.80   39.82
Companies Without Dividends(43)                   15.10  105.66   10.81  107.87   15.89         0.00    0.00    0.00
Equity/Assets < 6%(20)                            13.08  139.01    6.67  155.45   12.23         0.19    0.89   11.83
Equity/Assets 6-12%(125)                          14.84  127.16   10.88  134.56   15.93         0.35    2.21   30.67
Equity/Assets > 12%(127)                          17.17   95.71   17.67   96.70   17.77         0.38    2.77   40.14
Converted Last 3 Mths (no MHC)(5)                 16.15   68.01   12.93   74.37   16.66         0.10    0.97   10.32
Actively Traded Companies(26)                     15.34  157.10   13.01  174.95   15.69         0.47    2.20   31.56
Market Value Below $20 Million(67)                16.88   92.10   12.56   92.89   17.72         0.33    2.86   39.02
Holding Company Structure(241)                    15.84  114.69   13.91  119.58   16.63         0.36    2.38   33.67
Assets Over $1 Billion(54)                        14.62  141.58   11.88  156.73   15.73         0.34    1.74   25.98
Assets $500 Million-$1 Billion(41)                14.76  120.30   12.49  126.34   15.87         0.35    2.27   31.18
Assets $250-$500 Million(61)                      14.85  109.73   14.11  112.96   15.41         0.33    2.15   31.13
Assets less than $250 Million(116)                17.10   99.15   14.96   99.99   17.83         0.36    2.83   39.42
Goodwill Companies(108)                           15.08  125.36   12.00  137.94   16.08         0.37    2.26   31.36
Non-Goodwill Companies(161)                       16.30  105.83   14.99  105.83   16.99         0.34    2.51   35.88
Acquirors of FSLIC Cases(7)                       11.66  140.44   11.60  143.16   11.39         0.37    1.59   23.84

(1)  Average of high/low or bid/ask price per share.
(2) Or since offering price if converted or first listed in 1997 or 1998. Percent change figures are actual year-to-date and are not annualized (3) EPS (earnings per share) is based on actual trailing twelve month data and is not shown on a pro forma basis.
(4)  Excludes intangibles (such as goodwill, value of core deposits, etc.).
(5) ROA (return on assets) and ROE (return on equity) are indicated ratios based on trailing twelve month common earnings and average common equity and assets balances; ROI (return on investment) is current EPS divided by current price.
(6)  Annualized, based on last regular quarterly cash dividend announcement.
(7)  Indicated dividend as a percent of trailing twelve month earnings.
(8) Excluded from averages due to actual or rumored acquisition activities or unusual operating characteristics.

 * All thrifts are SAIF insured unless otherwise noted with an asterisk. Parentheses following market averages indicate the number of institutions included in the respective averages. All figures have been adjusted for stock splits, stock dividends, and secondary offerings.

Source: Corporate reports and offering circulars for publicly traded companies, and RP Financial, Inc. calculations. The information provided in this report has been obtained from sources we believe are reliable, but we cannot guarantee the accuracy or completeness of such information.

Copyright (c) 1999 by RP Financial, LC.

RP FINANCIAL, LC.
-----------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia 22209
(703) 528-1700

                             Exhibit 1-B (continued)
                      Weekly Thrift Market Line - Part Two
                           Prices As Of April 16, 1999


                                                             Key Financial Ratios                           Asset Quality Ratios
                                            ----------------------------------------------------------    -----------------------
                                                     Tang.
                                                                Reported Earnings       Core Earnings
                                            Equity/ Equity/  ______________________    _______________      NPAs   Resvs/  Resvs/
Financial Institution                       Assets  Assets   ROA(5)  ROE(5)  ROI(5)     ROA(5)  ROE(5)     Assets   NPAs    Loans
---------------------                       ------- ------- ------- ------- -------    ------- -------    ------- ------- -------
                                               (%)     (%)     (%)     (%)     (%)        (%)     (%)        (%)     (%)     (%)

Market Averages. BIF-Insured Thrifts(no MHCs)
---------------------------------------------
BIF-Insured Thrifts(53)                      11.95    11.57    1.03   10.25    7.35       1.01    9.56       0.50  208.66    1.26
NYSE Traded Companies(5)                     15.53    13.77    1.22    8.77    5.12       1.28    7.56       0.87  121.47    0.93
AMEX Traded Companies(5)                     11.49    11.23    0.92    9.74    7.32       0.98    9.66       0.69  195.73    1.16
NASDAQ Listed OTC Companies(43)              11.56    11.34    1.02   10.50    7.63       0.99    9.80       0.43  221.17    1.31
California Companies(1)                      10.26    10.23    1.46   14.17   13.04       1.45   14.10       0.00    0.00    1.98
Mid-Atlantic Companies(20)                   14.90    14.25    1.02    8.28    5.54       1.02    7.77       0.61  157.13    1.13
New England Companies(27)                     9.78     9.52    1.07   12.06    8.67       1.00   10.92       0.48  249.87    1.38
North-West Companies(2)                      11.11    11.11    1.32   12.73    8.80       1.22   11.40       0.06    0.00    1.19
South-East Companies(3)                      14.85    14.71    0.47    2.85    3.52       0.83    5.31       0.31  164.09    0.54
Thrift Strategy(42)                          12.92    12.58    1.00    9.17    6.86       1.01    8.73       0.48  206.33    1.17
Mortgage Banker Strategy(6)                   8.58     8.18    1.11   13.75    9.19       0.88   10.40       0.42  289.24    1.27
Real Estate Strategy(2)                      10.15    10.14    1.50   14.37   10.77       1.47   14.04       0.89  113.87    1.75
Diversified Strategy(3)                       6.85     5.78    1.00   14.88    7.90       1.07   15.95       0.87  133.35    2.00
Companies Issuing Dividends(47)              11.91    11.48    1.00   10.06    6.90       0.99    9.44       0.49  197.89    1.22
Companies Without Dividends(6)               12.25    12.24    1.30   11.67   10.72       1.18   10.51       0.57  305.60    1.56
Equity/Assets < 6%(4)                         4.94     4.80    0.88   16.73    9.43       0.71   12.90       0.40  252.35    1.48
Equity/Assets 6-12%(29)                       8.83     8.46    1.08   12.28    8.30       0.99   11.08       0.49  217.99    1.41
Equity/Assets > 12%(20)                      18.01    17.58    0.99    5.90    5.51       1.12    6.62       0.53  183.95    0.97
Actively Traded Companies(13)                10.48    10.04    1.35   13.53    9.45       1.24   11.57       0.32  257.42    1.10
Market Value Below $20 Million(8)            12.21    12.04    0.76    7.21    7.07       0.78    7.14       0.76  164.51    1.07
Holding Company Structure(40)                12.54    12.29    1.02    9.47    6.93       1.04    9.22       0.40  233.88    1.26
Assets Over $1 Billion(17)                   11.13    10.24    1.26   11.94    7.56       1.22   11.25       0.55  195.86    1.34
Assets $500 Million-$1 Billion(9)            10.58    10.36    1.04   11.37    7.98       0.91    9.29       0.43  220.89    1.28
Assets $250-$500 Million(15)                 12.39    12.29    1.00   10.60    7.66       1.06   10.39       0.40  250.33    1.33
Assets less than $250 Million(12)            13.53    13.42    0.76    6.76    6.24       0.77    6.55       0.62  156.24    0.99
Goodwill Companies(28)                       10.08     9.34    0.98   10.81    7.62       0.91    9.54       0.64  186.11    1.31
Non-Goodwill Companies(25)                   13.89    13.89    1.08    9.67    7.07       1.12    9.59       0.35  236.21    1.20

                                                                  Pricing Ratios                      Dividend Data(6)
                                                      -----------------------------------------      -----------------------
                                                                              Price/  Price/        Ind.   Divi-

                                                      Price/  Price/  Price/   Tang.   Core        Div./   dend    Payout
Financial Institution                                Earning   Book   Assets   Book  Earnings      Share   Yield   Ratio(7)
---------------------                                ------- ------- ------- ------- -------      ------- ------- -------
                                                        (X)     (%)     (%)     (%)     (x)          ($)     (%)     (%)

Market Averages. BIF-Insured Thrifts(no MHCs)
-------------------------------------------
BIF-Insured Thrifts(53)                                13.16  127.04   14.42  130.57   14.54         0.40    2.26   30.21
NYSE Traded Companies(5)                               15.56  141.32   20.49  140.98   16.82         0.70    1.98   35.81
AMEX Traded Companies(5)                               12.45  116.35   12.38  119.87   14.59         0.43    2.84   28.57
NASDAQ Listed OTC Companies(43)                        12.97  126.59   13.93  130.87   14.34         0.36    2.23   29.78
California Companies(1)                                 7.67  107.44   11.02  107.73    7.71         0.00    0.00    0.00
Mid-Atlantic Companies(20)                             16.03  122.52   18.04  123.59   17.67         0.43    1.86   32.51
New England Companies(27)                              11.83  133.51   12.21  139.02   13.40         0.40    2.37   29.34
North-West Companies(2)                                11.36  139.44   14.29  139.44   12.53         0.32    2.49   28.31
South-East Companies(3)                                16.59   92.59   13.85   93.47   12.18         0.43    4.34   52.17
Thrift Strategy(42)                                    13.74  118.66   14.91  119.03   15.22         0.42    2.34   32.17
Mortgage Banker Strategy(6)                            11.08  147.87   12.20  158.53   13.04         0.34    1.79   20.35
Real Estate Strategy(2)                                 9.71  140.09   14.19  140.24    9.97         0.18    2.04   24.00
Diversified Strategy(3)                                13.30  185.59   12.49  214.44   12.37         0.41    2.37   31.82
Companies Issuing Dividends(47)                        13.42  130.63   14.80  134.72   15.01         0.45    2.56   34.86
Companies Without Dividends(6)                         11.54  100.70   11.61  100.87   10.86         0.00    0.00    0.00
Equity/Assets < 6%(4)                                  10.66  177.77    8.73  182.01   12.32         0.33    2.08   22.49
Equity/Assets 6-12%(29)                                12.46  138.84   13.04  146.47   13.66         0.43    2.37   28.70
Equity/Assets > 12%(20)                                15.38   99.59   17.66   95.30   16.50         0.37    2.15   34.88
Actively Traded Companies(13)                          11.31  142.75   14.14  153.65   11.86         0.60    2.72   31.99
Market Value Below $20 Million(8)                      14.25   96.24   11.06   98.39   14.40         0.29    2.03   24.08
Holding Company Structure(40)                          13.33  124.28   15.10  129.08   14.96         0.42    2.34   32.18
Assets Over $1 Billion(17)                             14.48  147.70   17.25  156.69   14.76         0.55    2.15   29.88
Assets $500 Million-$1 Billion(9)                      11.59  131.69   12.41  135.24   13.15         0.52    3.07   36.72
Assets $250-$500 Million(15)                           11.31  124.43   13.83  125.75   14.70         0.29    2.06   31.06
Assets less than $250 Million(12)                      14.47  100.75   12.85  102.24   15.01         0.25    2.05   24.48
Goodwill Companies(28)                                 13.19  135.19   12.73  142.46   13.91         0.39    2.05   25.68
Non-Goodwill Companies(25)                             13.13  118.20   16.18  118.20   15.17         0.41    2.48   35.38

(1)  Average of high/low or bid/ask price per share.
(2) Or since offering price if converted or first listed in 1997 or 1998. Percent change figures are actual year-to-date and are not annualized (3) EPS (earnings per share) is based on actual trailing twelve month data and is not shown on a pro forma basis.
(4)  Excludes intangibles (such as goodwill, value of core deposits, etc.).
(5) ROA (return on assets) and ROE (return on equity) are indicated ratios based on trailing twelve month common earnings and average common equity and assets balances; ROI (return on investment) is current EPS divided by current price.
(6)  Annualized, based on last regular quarterly cash dividend announcement.
(7)  Indicated dividend as a percent of trailing twelve month earnings.
(8) Excluded from averages due to actual or rumored acquisition activities or unusual operating characteristics.

 * All thrifts are SAIF insured unless otherwise noted with an asterisk. Parentheses following market averages indicate the number of institutions included in the respective averages. All figures have been adjusted for stock splits, stock dividends, and secondary offerings.

Source: Corporate reports and offering circulars for publicly traded companies, and RP Financial, Inc. calculations. The information provided in this report has been obtained from sources we believe are reliable, but we cannot guarantee the accuracy or completeness of such information.

Copyright (c) 1999 by RP Financial, LC.

RP FINANCIAL, LC.
-----------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia 22209
(703) 528-1700

                             Exhibit 1-B (continued)
                      Weekly Thrift Market Line - Part Two
                           Prices As Of April 16, 1999


                                                             Key Financial Ratios                           Asset Quality Ratios
                                            ----------------------------------------------------------    -----------------------
                                                     Tang.      Reported Earnings       Core Earnings
                                            Equity/ Equity/  ----------------------    ---------------      NPAs   Resvs/  Resvs/
Financial Institution                       Assets  Assets   ROA(5)  ROE(5)  ROI(5)     ROA(5)  ROE(5)     Assets   NPAs    Loans
---------------------                       ------- ------- ------- ------- -------    ------- -------    ------- ------- -------
                                               (%)     (%)     (%)     (%)     (%)        (%)     (%)        (%)     (%)     (%)

Market Averages. MHC Institutions
---------------------------------

SAIF-Insured Thrifts(24)                     13.77    13.70    0.72    5.58    4.77       0.70    5.33       0.49  106.65    0.80
BIF-Insured Thrifts(4)                       17.48    16.74    1.16    7.35    4.49       1.04    6.00       0.59  250.56    1.40
AMEX Traded Companies(1)                     27.66    27.66    1.19    4.29    6.05       1.19    4.29       0.00    0.00    0.00
NASDAQ Listed OTC Companies(27)              13.81    13.63    0.77    5.89    4.68       0.73    5.47       0.51  131.67    0.90
Florida Companies(2)                          8.84     8.76    0.54    6.42    5.47       0.48    5.61       0.30   67.69    0.33
Mid-Atlantic Companies(19)                   13.70    13.53    0.68    5.28    4.58       0.68    5.21       0.56  104.38    0.87
Mid-West Companies(4)                        15.51    15.51    0.93    6.21    5.12       0.87    5.63       0.46   59.47    0.55
New England Companies(2)                     20.74    20.06    1.62    9.58    5.10       1.33    6.72       0.41  379.80    1.91
South-East Companies(1)                      18.86    18.86    0.94    6.12    3.83       0.87    5.72       0.21  307.76    0.97
Thrift Strategy(26)                          14.78    14.66    0.77    5.46    4.72       0.76    5.33       0.50  132.58    0.87
Mortgage Banker Strategy(1)                   7.57     7.34    0.82   10.27    4.54       0.59    7.39       0.63   57.88    0.86
Diversified Strategy(1)                       8.59     7.22    1.00   11.11    5.01       0.52    5.78       0.56  186.50    1.63
Companies Issuing Dividends(20)              13.57    13.33    0.78    6.18    4.39       0.73    5.57       0.51  136.03    0.89
Companies Without Dividends(8)               16.14    16.14    0.79    4.96    5.58       0.80    5.05       0.51  115.99    0.93
Equity/Assets < 6%(1)                         5.42     5.27    0.52    8.38    6.41       0.42    6.76       0.30   67.69    0.33
Equity/Assets 6-12%(12)                       9.87     9.49    0.66    6.63    4.76       0.55    5.49       0.63  100.34    0.90
Equity/Assets > 12%(15)                      18.43    18.43    0.90    5.02    4.59       0.93    5.28       0.41  168.83    0.94
Market Value Below $20 Million(2)            19.54    19.54    0.86    4.47    5.78       0.88    4.56       0.53   96.32    1.00
Holding Company Structure(7)                 14.43    14.20    0.72    5.31    4.67       0.75    5.39       0.52  114.82    0.78
Assets Over $1 Billion(6)                    10.73    10.21    0.82    8.37    5.11       0.74    7.02       0.51  118.29    0.93
Assets $500 Million-$1 Billion(2)            22.27    22.27    1.46    6.92    5.47       1.41    6.72       0.60  324.58    1.62
Assets $250-$500 Million(11)                 12.80    12.80    0.64    5.08    4.47       0.65    5.16       0.48   94.43    0.70
Assets less than $250 Million(9)             16.74    16.56    0.78    4.81    4.62       0.73    4.40       0.52  134.01    0.92
Goodwill Companies(9)                        10.51     9.99    0.66    6.90    4.66       0.57    5.81       0.68   94.65    0.90
Non-Goodwill Companies(16)                   15.53    15.53    0.82    5.41    4.57       0.82    5.31       0.41  155.47    0.89
MHC Institutions(28)                         14.30    14.13    0.78    5.83    4.73       0.75    5.42       0.51  131.67    0.90
MHC Converted Last 3 Months(3)               19.12    19.12    0.92    4.88    5.77       0.92    4.88       0.00    0.00    0.00



                                                           Pricing Ratios                     Dividend Data(6)
                                              -----------------------------------------      ----------------------
                                                                      Price/  Price/        Ind.   Divi-
                                              Price/  Price/  Price/   Tang.   Core        Div./   dend    Payout
Financial Institution                        Earning   Book   Assets   Book  Earnings      Share   Yield   Ratio(7)
---------------------                        ------- ------- ------- ------- -------      ------- -------  -------
                                                (X)     (%)     (%)     (%)     (x)          ($)     (%)     (%)

Market Averages. MHC Institutions
---------------------------------

SAIF-Insured Thrifts(24)                       20.35  117.04   15.09  119.22   20.87         0.26    2.25   23.25
BIF-Insured Thrifts(4)                         22.88  144.03   23.08  159.59   20.38         0.38    2.20   49.02
AMEX Traded Companies(1)                       16.54   70.90   19.61   70.90   16.54         0.00    0.00    0.00
NASDAQ Listed OTC Companies(27)                20.93  122.74   16.10  126.99   21.03         0.29    2.33   29.90
Florida Companies(2)                           18.84  117.33    9.73  119.29   20.71         0.50    2.94    0.00
Mid-Atlantic Companies(19)                     20.91  114.94   14.54  118.62   19.84         0.20    2.03   26.87
Mid-West Companies(4)                          20.34  125.48   19.00  125.48   22.70         0.43    2.98   26.32
New England Companies(2)                       19.61  168.06   29.23  188.42   20.26         0.56    2.43   47.90
South-East Companies(1)                        26.09  128.48   24.23  128.48   27.91         0.20    1.67   43.48
Thrift Strategy(26)                            20.74  113.37   16.12  115.94   20.83         0.25    2.22   25.72
Mortgage Banker Strategy(1)                    22.04  223.09   16.90  230.04    0.00         0.24    1.91   42.11
Diversified Strategy(1)                        19.95  214.35   18.42  255.08    0.00         0.92    3.16   63.01
Companies Issuing Dividends(20)                21.76  133.77   17.16  139.50   22.22         0.39    3.14   47.34
Companies Without Dividends(8)                 18.63   88.71   13.89   88.71   18.39         0.00    0.00    0.00
Equity/Assets < 6%(1)                          15.60  136.11    7.38  140.03   19.32         1.00    5.88    0.00
Equity/Assets 6-12%(12)                        20.14  142.93   13.41  152.15   20.93         0.31    2.29   42.39
Equity/Assets > 12%(15)                        21.68  102.25   19.07  102.25   20.88         0.21    1.96   14.42
Market Value Below $20 Million(2)              17.33   76.49   14.49   76.49   16.97         0.16    1.80   32.65
Holding Company Structure(7)                   22.70  109.83   15.14  112.90   21.23         0.16    1.21   20.41
Assets Over $1 Billion(6)                      20.60  162.95   15.66  178.47   19.40         0.41    2.36   37.44
Assets $500 Million-$1 Billion(2)              18.32  111.22   25.89  111.22   18.82         0.10    0.85   16.39
Assets $250-$500 Million(11)                   19.58  114.99   14.17  114.99   19.62         0.24    2.16   13.38
Assets less than $250 Million(9)               22.45  102.21   16.98  104.60   23.25         0.27    2.57   38.26
Goodwill Companies(9)                          19.43  144.04   14.06  156.77   18.46         0.37    2.64   32.67
Non-Goodwill Companies(16)                     21.96  114.48   17.55  114.48   22.06         0.28    2.44   33.82
MHC Institutions(28)                           20.76  120.89   16.23  124.99   20.83         0.28    2.24   28.40
MHC Converted Last 3 Months(3)                 17.82   85.67   15.65   85.67   17.82         0.00    0.00    0.00


(1)  Average of high/low or bid/ask price per share.

(2) Or since offering price if converted or first listed in 1997 or 1998. Percent change figures are actual year-to-date and are not annualized

(3) EPS (earnings per share) is based on actual trailing twelve month data and is not shown on a pro forma basis.

(4)  Excludes intangibles (such as goodwill, value of core deposits, etc.).

(5) ROA (return on assets) and ROE (return on equity) are indicated ratios based on trailing twelve month common earnings and average common equity and assets balances; ROI (return on investment) is current EPS divided by current price.

(6)  Annualized, based on last regular quarterly cash dividend announcement.

(7)  Indicated dividend as a percent of trailing twelve month earnings.

(8) Excluded from averages due to actual or rumored acquisition activities or unusual operating characteristics.

* All thrifts are SAIF insured unless otherwise noted with an asterisk. Parentheses following market averages indicate the number of institutions included in the respective averages. All figures have been adjusted for stock splits, stock dividends, and secondary offerings.

Source: Corporate reports and offering circulars for publicly traded companies, and RP Financial, Inc. calculations. The information provided in this report has been obtained from sources we believe are reliable, but we cannot guarantee the accuracy or completeness of such information.

Copyright (c) 1999 by RP Financial, LC.

RP FINANCIAL, LC.
-----------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia 22209
(703) 528-1700


                             Exhibit 1-B (continued)
                      Weekly Thrift Market Line - Part Two
                           Prices As Of April 16, 1999


                                                             Key Financial Ratios                           Asset Quality Ratios
                                            ----------------------------------------------------------    -----------------------
                                                      Tang.      Reported Earnings       Core Earnings
                                            Equity/ Equity/  ----------------------    ---------------      NPAs   Resvs/  Resvs/
Financial Institution                       Assets  Assets   ROA(5)  ROE(5)  ROI(5)     ROA(5)  ROE(5)     Assets   NPAs    Loans
---------------------                       ------- -------  ------ ------- -------    ------- -------    ------- ------- -------
                                               (%)     (%)     (%)     (%)     (%)        (%)     (%)        (%)     (%)     (%)

NYSE Traded Companies
---------------------
BYS   Bay State Bancorp of MA*               17.27    17.27   -0.40   -2.17   -2.35       0.50    2.75       0.55  149.26    0.99
CFB   Commercial Federal Corp. of NE          7.82     6.24    0.76   10.27    5.05       0.99   13.26       0.78   76.98    0.83
DME   Dime Bancorp, Inc. of NY*               6.21     5.17    1.09   17.78    9.18       0.37    6.01        NA      NA     0.89
DSL   Downey Financial Corp. of CA            7.66     7.59    0.98   12.68   10.08       0.99   12.92       0.46  108.30    0.56
FED   FirstFed Fin. Corp. of CA               6.99     6.95    0.88   14.41   10.25       0.83   13.62       0.84  285.70    3.05
GSB   Golden State Bancorp of CA              2.88     1.20   -0.13   -4.57   -2.30       0.10    3.62       0.62  172.13    1.91
GDW   Golden West Fin. Corp. of CA            8.12     8.12    1.11   14.94    8.30       1.07   14.48        NA      NA     0.90
GPT   GreenPoint Fin. Corp. of NY*           12.86     5.60    1.12   10.08    4.55       1.15   10.34       2.12   38.13    1.20
JSB   JSB Financial, Inc. of NY*             23.59    23.59    2.83   11.78    8.52       2.97   12.36       0.16  230.69    0.50
OCN   Ocwen Financial Corp. of FL            13.20    12.81   -0.04   -0.28   -0.22      -0.31   -2.38       7.56   10.52    2.05
SIB   Staten Island Bancorp of NY*           17.72    17.24    1.43    6.38    5.67       1.41    6.32       0.65   67.81    1.07
WES   Westcorp Inc. of Orange CA              8.65     8.63   -0.39   -4.42   -4.95      -0.84   -9.56        NA      NA     5.99


AMEX Traded Companies
---------------------
ANA   Acadiana Bancshares, Inc of LA         11.41    11.41    1.05    9.16    9.16       0.97    8.54       0.24  396.80    1.19
ANE   Alliance Bncp of New Eng of CT*         6.42     6.33    1.00   13.68   10.29       0.69    9.40       0.23  467.89    1.71
BKC   American Bank of Waterbury CT*          9.44     9.17    1.63   17.85   10.63       1.46   16.05       1.40   71.92    1.74
BFD   BostonFed Bancorp of MA                 7.18     6.94    0.72    9.26    8.57       0.59    7.58       0.09  795.14    0.89
CNY   Carver Bancorp, Inc. of NY              7.34     7.08   -1.20  -14.71  -21.69      -1.16  -14.25       2.46   58.28    2.35
CBK   Citizens First Fin.Corp. of IL         12.54    12.54    0.71    5.30    6.00       0.56    4.18       0.41  105.81    0.54
EFC   EFC Bancorp, Inc of IL                 21.09    21.09    0.07    0.37    0.40       0.93    5.03       0.28  114.51    0.44
EBI   Equality Bancorp, Inc. of MO            9.00     9.00    0.45    4.56    4.76      -0.04   -0.39       0.35   36.27    0.45
ESX   Essex Bancorp of Norfolk VA(8)          0.36     0.32    0.48     NM    43.38       0.48     NM        0.79  100.54    0.95
FCB   Falmouth Bancorp, Inc. of MA*          19.54    19.54    0.94    4.40    5.08       0.67    3.13        NA      NA     0.67
FAB   FirstFed America Bancorp of MA          7.34     7.34    0.54    5.95    7.13       0.47    5.19       0.22  373.31    1.47
GAF   GA Financial Corp. of PA               13.26    13.15    1.01    7.38    8.07       1.03    7.57       0.23   85.59    0.51
GOV   Gouverneur Bcp MHC of NY (45.0         27.66    27.66    1.19    4.29    6.05       1.19    4.29        NA      NA      NA
HBS   Haywood Bancshares, Inc. of NC*        14.28    13.83    0.17    1.20    1.50       1.23    8.49       0.56   89.50    0.68
KNK   Kankakee Bancorp, Inc. of IL            9.63     8.28    0.58    5.85    7.07       0.56    5.64       0.82   70.78    0.96
KYF   Kentucky First Bancorp of KY           17.47    17.47    1.06    6.10    6.00       1.04    6.02       0.14  356.25    0.84
LO    Local Financial Corp of OK              5.58     4.75    0.91   17.11    9.17       0.89   16.73       0.20  653.42    2.03
NBN   Northeast Bancorp of ME*                7.79     7.26    0.86   11.58    9.10       0.84   11.23       0.56  153.59    1.01
NEP   Northeast PA Fin. Corp of PA           16.29    16.29    0.12    0.78    0.88       0.76    4.85       0.26  168.71    0.80
PDB   Piedmont Bancorp, Inc. of NC           16.01    16.01    1.25    7.65    6.89       1.21    7.41       0.57  139.05    1.07
SPN   Security of PA Financial of PA         17.67    17.67    0.68    3.85    5.73       0.68    3.85       1.52   21.73    0.59
SZB   SouthFirst Bancshares of AL             9.88     9.63    0.28    2.82    4.04       0.15    1.52       1.58   24.46    0.58
SRN   Southern Banc Company of AL            17.59    17.48    0.51    2.93    3.87       0.51    2.93        NA      NA     0.24
SSM   Stone Street Bancorp of NC(8)          22.39    22.39    1.38    5.36    5.00       1.38    5.36       0.19  308.64    0.73
TSH   Teche Holding Company of LA            12.47    12.47    0.92    6.92    8.26       0.90    6.76       0.22  386.54    1.06
FTF   Texarkana Fst. Fin. Corp of AR         14.07    14.07    1.80   12.20    9.07       1.74   11.80        NA      NA     0.65
THR   Three Rivers Fin. Corp. of MI          11.89    11.84    0.72    5.62    6.67       0.64    4.99       1.10   46.36    0.76
WSB   Washington SB, FSB of MD                9.11     9.11    0.46    5.23    7.11       0.38    4.30        NA      NA     1.09
WFI   Winton Financial Corp. of OH            7.44     7.33    1.05   14.08    7.39       0.80   10.74       0.50   46.93    0.27
WRO   Woronoco Bancorp, Inc of MA            19.90    19.90    0.87    4.35    6.67       0.87    4.35        NA      NA      NA


NASDAQ Listed OTC Companies
---------------------------
AMFC  AMB Financial Corp. of IN              11.47    11.47    0.19    1.48    1.78       0.60    4.69       0.43  100.00    0.56
ASBP  ASB Financial Corp. of OH              12.74    12.74    0.92    6.76    6.11       0.90    6.56       0.34  183.74    0.94
ABBK  Abington Bancorp of MA*                 5.59     5.12    0.79   12.67    9.15       0.54    8.70       0.12  420.93    0.85
AABC  Access Anytime Bancorp of NM            8.15     8.15    0.65    8.03    6.59       0.56    6.84       0.42  116.70    0.67
AFBC  Advance Fin. Bancorp of WV             12.55    12.55    0.65    4.80    6.77       0.56    4.13       0.61   73.56    0.53
ALBC  Albion Banc Corp. of Albion NY          8.40     8.40    0.49    5.74    4.80       0.48    5.62       0.34  101.91    0.45



                                                         Pricing Ratios                      Dividend Data(6)
                                              -----------------------------------------      -----------------------
                                                                       Price/  Price/        Ind.   Divi-
                                              Price/  Price/  Price/   Tang.   Core        Div./   dend    Payout
Financial Institution                        Earning   Book   Assets   Book  Earnings      Share   Yield   Ratio(7)
---------------------                        ------- ------- ------- ------- -------      ------- ------- -------
                                                (X)     (%)     (%)     (%)     (x)          ($)     (%)     (%)

NYSE Traded Companies
---------------------
BYS   Bay State Bancorp of MA*                   NM    84.60   14.61   84.60     NM          0.20    0.96     NM
CFB   Commercial Federal Corp. of NE           19.79  152.73   11.94  191.22   15.32         0.26    1.09   21.67
DME   Dime Bancorp, Inc. of NY*                10.89  186.41   11.57  223.63     NM          0.20    0.86    9.39
DSL   Downey Financial Corp. of CA              9.92  119.74    9.17  120.88    9.73         0.32    1.57   15.53
FED   FirstFed Fin. Corp. of CA                 9.76  131.58    9.19  132.23   10.32         0.00    0.00    0.00
GSB   Golden State Bancorp of CA                 NM   187.48    5.40     NM      NM          0.00    0.00     NM
GDW   Golden West Fin. Corp. of CA             12.05  167.63   13.61  167.63   12.43         0.56    0.60    7.25
GPT   GreenPoint Fin. Corp. of NY*             21.99  183.09   23.54     NM    21.45         0.88    2.53   55.70
JSB   JSB Financial, Inc. of NY*               11.74  136.17   32.13  136.17   11.19         1.80    3.28   38.54
OCN   Ocwen Financial Corp. of FL                NM   125.35   16.54  129.12     NM          0.00    0.00     NM
SIB   Staten Island Bancorp of NY*             17.63  116.33   20.61  119.53   17.81         0.40    2.25   39.60
WES   Westcorp Inc. of Orange CA                 NM    90.99    7.87   91.21     NM          0.20    1.77     NM


AMEX Traded Companies
---------------------
ANA   Acadiana Bancshares, Inc of LA           10.92  100.06   11.41  100.06   11.72         0.52    2.94   32.10
ANE   Alliance Bncp of New Eng of CT*           9.71  137.03    8.79  138.95   14.13         0.20    1.84   17.86
BKC   American Bank of Waterbury CT*            9.40  159.41   15.05  164.04   10.46         0.84    3.92   36.84
BFD   BostonFed Bancorp of MA                  11.66  108.63    7.80  112.42   14.25         0.40    2.30   26.85
CNY   Carver Bancorp, Inc. of NY                 NM    76.39    5.61   79.18     NM          0.00    0.00     NM
CBK   Citizens First Fin.Corp. of IL           16.67   93.05   11.66   93.05   21.13         0.00    0.00    0.00
EFC   EFC Bancorp, Inc of IL                     NM    80.67   17.01   80.67   18.29         0.40    3.98     NM
EBI   Equality Bancorp, Inc. of MO             21.02   95.74    8.61   95.74     NM          0.24    2.43   51.06
ESX   Essex Bancorp of Norfolk VA(8)            2.31  280.77    1.01  317.39    2.31         0.00    0.00    0.00
FCB   Falmouth Bancorp, Inc. of MA*            19.70   89.71   17.53   89.71   27.65         0.28    1.95   38.36
FAB   FirstFed America Bancorp of MA           14.03   93.22    6.85   93.22   16.09         0.20    1.52   21.28
GAF   GA Financial Corp. of PA                 12.39   93.49   12.40   94.28   12.08         0.64    4.41   54.70
GOV   Gouverneur Bcp MHC of NY (45.0           16.54   70.90   19.61   70.90   16.54         0.00    0.00    0.00
HBS   Haywood Bancshares, Inc. of NC*            NM    81.21   11.59   83.83    9.40         0.64    4.57     NM
KNK   Kankakee Bancorp, Inc. of IL             14.15   81.43    7.84   94.75   14.68         0.48    2.03   28.74
KYF   Kentucky First Bancorp of KY             16.67  103.27   18.04  103.27   16.90         0.50    4.17   69.44
LO    Local Financial Corp of OK               10.90  169.72    9.46  199.39   11.15         0.00    0.00    0.00
NBN   Northeast Bancorp of ME*                 10.99  114.41    8.92  122.80   11.33         0.21    1.93   21.21
NEP   Northeast PA Fin. Corp of PA               NM    77.30   12.60   77.30   18.30         0.20    1.95     NM
PDB   Piedmont Bancorp, Inc. of NC             14.52  113.78   18.21  113.78   15.00         0.48    5.33     NM
SPN   Security of PA Financial of PA           17.45   67.18   11.87   67.18   17.45         0.00    0.00    0.00
SZB   SouthFirst Bancshares of AL              24.76   71.03    7.01   72.87     NM          0.60    4.85     NM
SRN   Southern Banc Company of AL              25.83   76.89   13.53   77.39   25.83         0.35    2.95     NM
SSM   Stone Street Bancorp of NC(8)            20.00  112.83   25.26  112.83   20.00         0.47    2.47   49.47
TSH   Teche Holding Company of LA              12.10   88.35   11.02   88.35   12.40         0.50    3.28   39.68
FTF   Texarkana Fst. Fin. Corp of AR           11.03  138.02   19.42  138.02   11.40         0.64    2.74   30.19
THR   Three Rivers Fin. Corp. of MI            15.00   91.15   10.83   91.46   16.88         0.46    3.41   51.11
WSB   Washington SB, FSB of MD                 14.07   71.90    6.55   71.90   17.13         0.10    2.54   35.71
WFI   Winton Financial Corp. of OH             13.54  190.57   14.17  193.37   17.74         0.30    2.28   30.93
WRO   Woronoco Bancorp, Inc of MA              15.00   65.22   12.98   65.22   15.00         0.00    0.00    0.00


NASDAQ Listed OTC Companies
---------------------------
AMFC  AMB Financial Corp. of IN                  NM    87.55   10.05   87.55   17.76         0.32    2.37     NM
ASBP  ASB Financial Corp. of OH                16.35  114.30   14.57  114.30   16.87         0.40    3.76   61.54
ABBK  Abington Bancorp of MA*                  10.92  144.84    8.10  158.30   15.90         0.20    1.40   15.27
AABC  Access Anytime Bancorp of NM             15.16  115.19    9.39  115.19   17.79         0.20    2.16   32.79
AFBC  Advance Fin. Bancorp of WV               14.76   71.63    8.99   71.63   17.15         0.32    3.01   44.44
ALBC  Albion Banc Corp. of Albion NY           20.83  117.23    9.85  117.23   21.28         0.12    1.20   25.00

RP FINANCIAL, LC.
-----------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia 22209
(703) 528-1700

                             Exhibit 1-B (continued)
                      Weekly Thrift Market Line - Part Two
                           Prices As Of April 16, 1999


                                                             Key Financial Ratios                           Asset Quality Ratios
                                            ----------------------------------------------------------    -------------------------
                                                     Tang.      Reported Earnings       Core Earnings
                                            Equity/ Equity/ -----------------------    ---------------      NPAs     Resvs/  Resvs/
Financial Institution                       Assets  Assets   ROA(5)  ROE(5)  ROI(5)     ROA(5)  ROE(5)     Assets     NPAs    Loans
---------------------                       ------- ------- ------- ------- -------    ------- -------    -------   ------- -------
                                               (%)     (%)     (%)     (%)     (%)        (%)     (%)        (%)       (%)     (%)

NASDAQ Listed OTC Companies (continued)
---------------------------------------

ABCL  Alliance Bancorp, Inc. of IL            9.38     9.31    0.77    8.51    6.39       0.87    9.63       0.19    167.28    0.52
ALLB  Alliance Bank MHC of PA (19.9)         10.56    10.56    0.74    6.86    6.20       0.74    6.86        NA        NA      NA
AHCI  Ambanc Holding Co., Inc. of NY*        11.68    10.60    0.18    1.57    1.26       0.28    2.49       0.47    142.30    1.15
ASBI  Ameriana Bancorp of IN                 11.18    10.67    0.98    8.47    7.03       0.88    7.61       0.39     81.16    0.49
ABCW  Anchor Bancorp Wisconsin of WI          6.41     6.32    1.14   17.78    6.75       1.00   15.60       0.47    205.01    1.18
ANDB  Andover Bancorp, Inc. of MA*            8.59     8.59    1.27   15.26    9.21       1.23   14.86       0.25    300.29    1.00
ASFC  Astoria Financial Corp. of NY           6.86     5.67    0.07    1.00    0.37       0.13    1.78       0.58     61.79    0.84
BCSB  BCSB Bankcorp MHC of MD (38.6)         16.19    16.19    0.44    3.69    2.22       0.62    5.17       0.42    102.87    0.66
BKCT  Bancorp Connecticut of CT*              9.57     9.57    1.30   13.09    8.86       1.12   11.30       0.31    347.25    1.95
BPLS  Bank Plus Corp. of CA                   3.43     3.05   -1.39  -34.90     NM       -1.22  -30.45       1.88    151.78    3.83
BNKU  Bank United Corp. of TX                 4.76     4.37    0.90   18.22    9.41       0.83   16.85       0.63     55.74    0.53
BWFC  Bank West Fin. Corp. of MI             11.45    11.45    0.24    1.92    2.06       0.41    3.27       0.51     30.93    0.24
BANC  BankAtlantic Bancorp of FL              6.35     4.88   -0.23   -3.50   -2.44      -0.15   -2.23       0.92    109.31    1.52
BKUNA BankUnited Fin. Corp. of FL             4.96     4.14    0.15    3.04    3.47       0.08    1.74       0.68     25.24    0.22
BFSB  Bedford Bancshares, Inc. of VA         13.55    13.55    1.38   10.18    7.63       1.38   10.18       0.58     85.09    0.58
BFFC  Big Foot Fin. Corp. of IL              16.79    16.79    0.41    2.37    3.05       0.33    1.92       0.11    125.52    0.24
BYFC  Broadway Fin. Corp. of CA               9.25     9.25    0.26    2.69    5.48       0.04    0.36       0.93     83.15    1.00
BRKL  Brookline Bncp MHC of MA(47.0)*        32.89    32.89    2.25    8.05    5.19       2.14    7.65       0.26    573.09    2.18
CBES  CBES Bancorp, Inc. of MO               10.98    10.98    0.73    5.59    7.85       0.50    3.80       2.30     25.49    0.66
CITZ  CFS Bancorp, Inc. of IN                17.69    17.69    0.15    1.12    0.78       0.68    5.06       0.70     51.99    0.73
CFSB  CFSB Bancorp of Lansing MI(8)           7.87     7.87    1.38   17.62    5.37       1.26   16.16       0.18    314.52    0.64
CKFB  CKF Bancorp of Danville KY             21.14    21.14    1.22    5.66    5.66       1.07    4.96       0.64     35.15    0.25
CNSB  CNS Bancorp, Inc. of MO                22.79    22.79    0.88    3.69    5.68       0.72    3.00       0.21    202.97    0.66
CNYF  CNY Financial Corp of NY*              28.12    28.12    0.45    2.25    2.04       0.75    3.76       0.43    208.53    1.54
CBCI  Calumet Bancorp of Chicago IL(8)       18.33    18.33    1.21    6.85    5.98       1.19    6.74       1.15    109.62    1.66
CAFI  Camco Fin. Corp. of OH                  9.44     8.91    1.20   12.37    9.31       0.90    9.28       0.96     29.22    0.33
CMRN  Cameron Fin. Corp. of MO               18.51    18.51    1.02    5.09    7.59       1.00    4.99       1.24     56.72    0.82
CFFN  Capitol Fincl MHC of KS (43.0)         17.44    17.44    1.03    5.90    6.74       1.03    5.90        NA        NA      NA
CFNC  Carolina Fincorp of NC*                13.54    13.54    0.76    4.41    6.03       0.85    4.89       0.14    304.38    0.56
CASB  Cascade Financial Corp. of WA           6.86     6.86    0.90   12.93    5.53       0.78   11.14       0.30    284.77    1.11
CATB  Catskill Fin. Corp. of NY*             21.02    21.02    1.27    5.68    6.00       1.23    5.49       0.18    349.30    1.37
CAVB  Cavalry Bancorp of TN                  26.08    26.08    1.69    6.69    3.56       1.35    5.35       0.07       NA     1.34
CNIT  Cenit Bancorp of Norfolk VA             7.81     7.24    0.91   12.11    6.35       0.83   11.06       0.23    273.00    0.82
CEBK  Central Bancorp of MA*                 10.28     9.42    0.78    7.89    8.51       0.60    6.03       0.38    210.28    1.03
CENB  Century Bancorp, Inc. of NC            19.75    19.75    0.93    4.32    5.33       0.93    4.32       0.13    454.47    0.77
COFI  Charter One Financial of OH             7.67     7.00    0.88   11.87    3.84       1.11   14.99       0.51    114.93    0.82
CVAL  Chester Valley Bancorp of PA            8.28     8.28    1.04   12.18    5.78       0.94   11.01       0.35    237.34    1.20
CLAS  Classic Bancshares, Inc. of KY         14.74    12.76    0.70    4.72    5.58       0.87    5.90       0.84     71.21    0.87
CBSA  Coastal Bancorp of Houston TX           3.69     2.69    0.55   15.06   14.69       0.57   15.47       1.00     44.22    0.81
CFCP  Coastal Fin. Corp. of SC                5.90     5.90    1.14   19.28    6.40       0.93   15.66       0.49    176.35    1.32
COHB  Cohoes Bancorp of NY*                  21.18    21.18    0.91    4.28    6.15       0.89    4.21       0.78     65.81    0.79
CFKY  Columbia Financial of KY               31.56    31.56    0.84    3.54    2.85       0.84    3.54       0.14    177.51    0.46
CMSB  Commonwealth Bancorp Inc of PA          8.51     6.75    0.47    5.36    5.15       0.35    3.99       0.49     86.69    0.71
CFTP  Community Fed. Bancorp of MS           20.60    20.60    1.23    5.42    5.15       0.75    3.32       0.46     58.19    0.54
CFFC  Community Fin. Corp. of VA             13.92    13.87    1.04    7.47    6.82       0.75    5.38       0.42    139.75    0.71
CIBI  Community Inv. Bancorp of OH            8.75     8.75    0.83    8.29    8.23       0.82    8.18       0.69     74.27    0.68
CMSV  Community Svgs Bcshrs of FL            15.67    15.67    0.70    4.50    4.67       0.70    4.50       0.25    151.85    0.58
COOP  Cooperative Bancshares of NC            8.11     8.11    0.62    7.89    7.09       0.58    7.39       1.08     28.02    0.37
CRZY  Crazy Woman Creek Bncorp of WY         22.69    22.69    1.13    4.89    6.22       1.15    4.95       0.52     89.16    0.94
CRSB  Crusader Holding Corp of PA             9.79     9.34    1.93   20.19   11.16       1.78   18.67       1.04     45.18    0.79
DNFC  D&N Financial Corp. of MI(8)            5.72     5.34    0.84   15.07    7.84       0.64   11.45       0.46    116.84    0.84
DCBI  Delphos Citizens Bancorp of OH         21.95    21.95    1.49    6.20    6.31       1.49    6.20        NA        NA     0.12
DCOM  Dime Community Bancorp of NY*           9.70     8.45    0.97    8.70    6.28       0.95    8.51       0.32    208.05    1.10
ESBF  ESB Financial Corp of PA                6.28     5.58    0.60    9.42    7.86       0.56    8.82       0.51     96.28    1.32
EGLB  Eagle BancGroup of IL                  10.94    10.94    0.51    4.47    4.10       0.21    1.86       0.85     66.19    0.89
EBSI  Eagle Bancshares of Tucker GA           5.45     5.45    0.87   13.37    9.81       0.83   12.85       0.85     65.00    1.29


                                                                      Pricing Ratios                         Dividend Data(6)
                                                   ------------------------------------------------      -------------------------
                                                                                  Price/    Price/        Ind.    Divi-

                                                     Price/    Price/   Price/     Tang.     Core        Div./    dend     Payout
Financial Institution                               Earning     Book    Assets     Book    Earnings      Share    Yield    Ratio(7)
---------------------                               -------   -------  -------   -------   -------      -------  -------  -------
                                                       (X)       (%)      (%)       (%)       (x)          ($)      (%)      (%)

NASDAQ Listed OTC Companies (continued)
---------------------------------------
ABCL  Alliance Bancorp, Inc. of IL                    15.65    116.77    10.95    117.64     13.82         0.56     2.96    46.28
ALLB  Alliance Bank MHC of PA (19.9)                  16.13    110.01    11.61    110.01     16.13         0.36     3.60    58.06
AHCI  Ambanc Holding Co., Inc. of NY*                   NM      95.28    11.13    104.92       NM          0.28     1.85      NM
ASBI  Ameriana Bancorp of IN                          14.22    119.97    13.41    125.71     15.82         0.60     3.87    55.05
ABCW  Anchor Bancorp Wisconsin of WI                  14.81    252.96    16.23    256.67     16.89         0.20     1.04    15.38
ANDB  Andover Bancorp, Inc. of MA*                    10.86    156.08    13.41    156.08     11.15         0.84     2.90    31.46
ASFC  Astoria Financial Corp. of NY                     NM     190.00    13.03    230.05       NM          0.96     1.96      NM
BCSB  BCSB Bankcorp MHC of MD (38.6)                    NM     121.13    19.62    121.13       NM          0.50     5.56      NM
BKCT  Bancorp Connecticut of CT*                      11.29    144.03    13.79    144.03     13.08         0.56     4.00    45.16
BPLS  Bank Plus Corp. of CA                             NM      68.70     2.36     77.32       NM          0.00     0.00      NM
BNKU  Bank United Corp. of TX                         10.63    182.43     8.69    198.78     11.50         0.64     1.57    16.67
BWFC  Bank West Fin. Corp. of MI                        NM      93.75    10.74     93.75     28.45         0.24     2.91      NM
BANC  BankAtlantic Bancorp of FL                        NM     139.10     8.83    180.72       NM          0.10     1.11      NM
BKUNA BankUnited Fin. Corp. of FL                     28.79     77.13     3.83     92.54       NM          0.00     0.00     0.00
BFSB  Bedford Bancshares, Inc. of VA                  13.11    128.16    17.37    128.16     13.11         0.36     2.99    39.13
BFFC  Big Foot Fin. Corp. of IL                         NM      80.65    13.54     80.65       NM          0.00     0.00     0.00
BYFC  Broadway Fin. Corp. of CA                       18.24     48.74     4.51     48.74       NM          0.20     2.96    54.05
BRKL  Brookline Bncp MHC of MA(47.0)*                 19.26    121.76    40.05    121.76     20.26         0.20     1.70    32.79
CBES  CBES Bancorp, Inc. of MO                        12.74     73.41     8.06     73.41     18.75         0.56     4.15    52.83
CITZ  CFS Bancorp, Inc. of IN                           NM      90.47    16.00     90.47     28.47         0.32     3.12      NM
CFSB  CFSB Bancorp of Lansing MI(8)                   18.62    318.02    25.03    318.02     20.30         0.52     1.93    35.86
CKFB  CKF Bancorp of Danville KY                      17.66     98.11    20.74     98.11     20.15         0.54     3.15    55.67
CNSB  CNS Bancorp, Inc. of MO                         17.59     69.34    15.80     69.34     21.63         0.30     2.89    50.85
CNYF  CNY Financial Corp of NY*                         NM      78.02    21.94     78.02     29.38         0.16     1.36    66.67
CBCI  Calumet Bancorp of Chicago IL(8)                16.71    111.93    20.52    111.93     16.98         0.00     0.00     0.00
CAFI  Camco Fin. Corp. of OH                          10.74    125.23    11.82    132.72     14.32         0.45     3.27    35.16
CMRN  Cameron Fin. Corp. of MO                        13.18     71.99    13.32     71.99     13.44         0.28     2.08    27.45
CFFN  Capitol Fincl MHC of KS (43.0)                  14.84     87.56    15.27     87.56     14.84         0.00     0.00     0.00
CFNC  Carolina Fincorp of NC*                         16.59     92.15    12.48     92.15     14.96         0.24     3.15    52.17
CASB  Cascade Financial Corp. of WA                   18.09    219.07    15.02    219.07     20.99         0.00     0.00     0.00
CATB  Catskill Fin. Corp. of NY*                      16.67     96.03    20.19     96.03     17.24         0.37     2.47    41.11
CAVB  Cavalry Bancorp of TN                           28.13    169.30    44.15    169.30       NM          0.20     0.89    25.00
CNIT  Cenit Bancorp of Norfolk VA                     15.75    192.12    15.00    207.25     17.24         0.60     3.00    47.24
CEBK  Central Bancorp of MA*                          11.74     90.21     9.27     98.37     15.35         0.32     1.83    21.48
CENB  Century Bancorp, Inc. of NC                     18.76     91.38    18.05     91.38     18.76         0.68     4.90      NM
COFI  Charter One Financial of OH                     26.03    252.47    19.35    276.35     20.60         0.56     1.96    50.91
CVAL  Chester Valley Bancorp of PA                    17.31    195.02    16.14    195.02     19.15         0.32     1.78    30.77
CLAS  Classic Bancshares, Inc. of KY                  17.93     84.71    12.49     97.85     14.35         0.32     2.35    42.11
CBSA  Coastal Bancorp of Houston TX                    6.81     97.17     3.59    133.59      6.63         0.32     1.83    12.45
CFCP  Coastal Fin. Corp. of SC                        15.63    279.55    16.48    279.55     19.23         0.28     1.60    25.00
COHB  Cohoes Bancorp of NY*                           16.25     69.59    14.74     69.59     16.53         0.24     2.46    40.00
CFKY  Columbia Financial of KY                          NM      91.61    28.91     91.61       NM          0.28     2.15      NM
CMSB  Commonwealth Bancorp Inc of PA                  19.43    110.19     9.38    138.94     26.15         0.36     2.50    48.65
CFTP  Community Fed. Bancorp of MS                    19.41    104.90    21.61    104.90       NM          0.34     2.34    45.33
CFFC  Community Fin. Corp. of VA                      14.67    105.57    14.70    105.97     20.37         0.32     2.91    42.67
CIBI  Community Inv. Bancorp of OH                    12.15    106.06     9.28    106.06     12.32         0.24     2.74    33.33
CMSV  Community Svgs Bcshrs of FL                     21.43     96.39    15.11     96.39     21.43         0.44     3.67      NM
COOP  Cooperative Bancshares of NC                    14.10    105.97     8.60    105.97     15.07         0.00     0.00     0.00
CRZY  Crazy Woman Creek Bncorp of WY                  16.08     79.11    17.95     79.11     15.87         0.40     3.23    51.95
CRSB  Crusader Holding Corp of PA                      8.96    144.82    14.17    151.76      9.69         0.00     0.00     0.00
DNFC  D&N Financial Corp. of MI(8)                    12.75    177.46    10.15    190.15     16.78         0.20     0.92    11.70
DCBI  Delphos Citizens Bancorp of OH                  15.84    101.65    22.31    101.65     15.84         0.24     1.50    23.76
DCOM  Dime Community Bancorp of NY*                   15.92    143.51    13.92    164.66     16.27         0.60     2.71    43.17
ESBF  ESB Financial Corp of PA                        12.73    120.69     7.58    135.92     13.59         0.36     2.57    32.73
EGLB  Eagle BancGroup of IL                           24.40    112.39    12.29    112.39       NM          0.40     1.95    47.62
EBSI  Eagle Bancshares of Tucker GA                   10.20    138.05     7.52    138.05     10.61         0.64     3.51    35.75

RP FINANCIAL, LC.
-----------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia 22209
(703) 528-1700

                             Exhibit 1-B (continued)
                      Weekly Thrift Market Line - Part Two
                           Prices As Of April 16, 1999

                                                             Key Financial Ratios                           Asset Quality Ratios
                                            ----------------------------------------------------------    -------------------------
                                                    Tang.      Reported Earnings        Core Earnings
                                            Equity/ Equity/ -----------------------    ---------------      NPAs     Resvs/  Resvs/
Financial Institution                       Assets  Assets   ROA(5)  ROE(5)  ROI(5)     ROA(5)  ROE(5)     Assets     NPAs    Loans
---------------------                       ------- ------- ------- ------- -------    ------- -------    -------   ------- -------
                                               (%)     (%)     (%)     (%)     (%)        (%)     (%)        (%)       (%)     (%)

NASDAQ Listed OTC Companies (continued)
---------------------------------------
ESBK  Elmira Svgs Bank (The) of NY*           6.17     6.17    0.56    8.99    7.52       0.53    8.52       0.63    106.95    0.85
EMLD  Emerald Financial Corp. of OH(8)        8.20     8.11    1.22   14.82    3.90       1.08   13.04       0.30     88.86    0.34
EFBC  Empire Federal Bancorp of MT           33.27    33.27    1.15    3.21    4.82       1.39    3.90       0.30     67.28    0.44
EFBI  Enterprise Fed. Bancorp of OH(8)        7.12     5.13    0.60    6.70    2.37       0.55    6.15       0.01       NA     0.42
EQSB  Equitable FSB of Wheaton MD             5.22     5.22    0.91   17.46   13.87       0.54   10.28       0.29     55.52    0.24
FCBF  FCB Fin. Corp. of Neenah WI(8)         14.61    14.61    1.31    8.95    5.34       1.15    7.85       0.21    351.56    1.02
FFDF  FFD Financial Corp. of OH              15.18    15.18    0.86    4.54    3.41       0.56    2.97       0.09    289.25    0.34
FFLC  FFLC Bancorp of Leesburg FL            11.48    11.48    1.05    8.40    6.86       1.05    8.40       0.15    314.83    0.57
FFWC  FFW Corporation of Wabash IN            9.24     8.56    0.97   10.30    9.29       0.85    9.02       0.58     88.89    0.75
FFYF  FFY Financial Corp. of OH              12.25    12.25    1.21    9.33    5.94       1.18    9.15       0.54     74.09    0.57
FMCO  FMS Financial Corp. of NJ               6.28     6.26    0.79   12.85    8.85       0.79   12.85       0.65     74.12    1.11
FFHH  FSF Financial Corp. of MN              10.05     9.37    0.75    7.23    7.78       0.69    6.68       0.22    117.87    0.42
FDTR  Federal Trust Corp of FL                7.51     7.51    0.28    3.45    3.90       0.25    3.07       1.41     46.05    0.74
FBCI  Fidelity Bancorp of Chicago IL          8.02     8.01    0.73    7.47    7.27       0.73    7.47       0.13     87.62    0.14
FSBI  Fidelity Bancorp, Inc. of PA            6.69     6.69    0.72   10.48    8.39       0.72   10.34       0.16    316.74    0.99
FFFL  Fidelity Bcsh MHC of FL (47.9)          5.42     5.27    0.52    8.38    6.41       0.42    6.76       0.30     67.69    0.33
FFED  Fidelity Fed. Bancorp of IN             4.13     4.13   -0.58  -11.08  -11.82      -0.50   -9.58       0.61    332.29    2.88
FFOH  Fidelity Financial of OH               13.03    11.69    0.86    6.89    6.48       0.84    6.72       0.35     92.55    0.40
SBFL  Fingr Lakes Fin.MHC OF NY(33.1          7.77     7.77    0.27    3.25    1.74       0.20    2.44       0.43     95.84    0.81
FBEI  First Bancorp of Indiana of IN         26.15    26.15    0.64    2.44    4.08       0.64    2.44        NA        NA     0.65
FBSI  First Bancshares, Inc. of MO           13.90    13.35    0.99    7.06    6.58       1.01    7.24       1.50     20.88    0.37
FBBC  First Bell Bancorp of PA                9.63     9.63    1.08   10.51    7.28       1.07   10.43       0.05    194.19    0.15
FCAP  First Capital, Inc. of IN              16.58    16.58    0.82    4.96    7.44       0.82    4.96       0.21    239.46    0.69
FSTC  First Citizens Corp of GA(8)            9.56     7.94    1.39   13.96    4.80       1.20   12.10       0.62    147.74    1.32
FCME  First Coastal Corp. of ME*              8.53     8.53    0.93   10.05   11.94       0.71    7.69       0.30    483.22    2.59
FDEF  First Defiance Fin.Corp. of OH         11.93    10.23    0.47    3.04    3.95       0.23    1.48       1.83     68.71    2.15
FESX  First Essex Bancorp of MA*              7.78     5.82    0.88   11.78    8.85       0.82   10.97        NA        NA     1.55
FFES  First Fed of E. Hartford CT             7.38     7.38    0.52    7.30    7.63       0.57    8.00       0.17    143.93    1.19
BDJI  First Fed. Bancorp. of MN              10.21    10.21    0.69    6.58    6.92       0.69    6.58       0.55     62.20    0.80
FFBH  First Fed. Bancshares of AR            13.17    13.17    1.04    7.28    8.44       1.01    7.12       0.93     13.45    0.17
FTFC  First Fed. Capital Corp. of WI          6.87     6.12    1.18   16.59    7.74       0.81   11.42       0.13    321.01    0.64
FFKY  First Fed. Fin. Corp. of KY            11.81     9.45    1.44   11.31    7.32       1.41   11.09       0.39    108.10    0.51
FFBZ  First Federal Bancorp of OH             7.63     7.62    0.62    8.09    5.09       0.59    7.71       0.53    162.46    1.13
FFSXD First Federal Bankshares of IA          9.65     6.63    0.63    6.57    9.41       0.53    5.51       0.46    106.33    0.67
FFCH  First Fin. Holdings Inc. of SC          6.51     6.51    0.93   14.30    7.09       0.92   14.08       0.70     99.87    0.85
FFHS  First Franklin Corp. of OH              8.71     8.69    0.78    8.67    7.92       0.66    7.30       0.61     74.18    0.72
FGHC  First Georgia Hold. Corp of GA          8.21     7.75    1.16   14.15    5.18       1.16   14.15       1.41     34.82    0.62
FFSL  First Independence Corp. of KS          9.73     9.73    0.79    8.23    9.34       0.79    8.23       1.20     43.93    0.68
FISB  First Indiana Corp. of IN               9.24     9.15    1.11   11.97    7.96       0.72    7.69        NA        NA     1.79
FKAN  First Kansas Financial of KS           20.00    19.77    0.62    3.12    4.24       0.57    2.83       0.07    271.05    0.50
FKFS  First Keystone Fin. Corp of PA          6.05     6.05    0.69   10.76    8.71       0.62    9.61       1.19     34.62    0.83
FLKY  First Lancaster Bncshrs of KY          23.37    23.37    0.48    1.86    2.47       0.48    1.86       1.07    105.83    1.28
FLFC  First Liberty Fin. Corp. of GA          7.85     7.19    1.09   14.03    5.62       0.99   12.82       0.74    136.39    1.71
CASH  First Midwest Fin., Inc. of IA          8.80     7.87    0.64    6.36    7.23       0.59    5.83       0.80     79.90    1.13
FMSB  First Mutual SB of Bellevue WA*         7.08     7.08    1.10   15.52    8.84       0.91   12.87       0.07       NA     1.53
FNFI  First Niles Financial of OH            30.74    30.74    0.64    2.08    2.93       0.64    2.08       1.10     82.09    2.12
FNGB  First Northern Cap. Corp of WI         10.57    10.57    0.98    9.08    7.30       0.88    8.15       0.18    276.65    0.56
FPFC  First Place Fin. Corp of OH            21.19    21.19    0.88    4.17    5.61       0.88    4.17       0.19    248.00    0.83
FWWB  First Savings Bancorp of WA            11.63     9.68    0.92    7.87    5.79       0.84    7.21       0.40    181.75    1.10
FSFF  First SecurityFed Fin of IL            25.03    24.96    1.62    5.96    7.95       1.62    5.96       0.30    204.45    0.94
FSLA  First Sentinal Bancorp of NJ           16.17    15.73    1.17    7.47    5.08       1.07    6.85       0.31    166.23    1.10
SOPN  First Svgs Bancorp of NC               24.14    24.14    1.77    7.62    7.40       1.77    7.62        NA        NA     0.29
FBNW  FirstBank Corp of ID                   13.80    13.80    1.05    6.89    8.00       0.66    4.34       0.36    186.26    0.83
FFDB  FirstFed Bancorp, Inc. of AL            9.78     9.08    0.81    8.27    7.01       0.81    8.27        NA        NA     0.98
FSPT  FirstSpartan Fin. Corp. of SC          20.34    20.34    1.37    5.71    6.58       1.23    5.16        NA        NA     0.61
FLAG  Flag Financial Corp of GA               8.69     8.69    0.50    5.75    4.15       0.37    4.25       1.83     55.13    1.45

                                                                         Pricing Ratios                       Dividend Data(6)
                                                        -----------------------------------------------    -----------------------
                                                                                      Price/   Price/        Ind.   Divi-
                                                         Price/    Price/   Price/     Tang.    Core        Div./   dend    Payout
Financial Institution                                   Earning     Book    Assets     Book   Earnings      Share   Yield   Ratio(7)
---------------------                                   -------   -------  -------   -------  -------      ------- ------- -------
                                                           (X)       (%)      (%)       (%)      (x)          ($)     (%)     (%)

NASDAQ Listed OTC Companies (continued)
---------------------------------------
ESBK  Elmira Svgs Bank (The) of NY*                       13.29    116.22     7.17    116.22    14.02         0.61    2.65   35.26
EMLD  Emerald Financial Corp. of OH(8)                    25.67       NM     29.61       NM     29.17         0.20    1.04   26.67
EFBC  Empire Federal Bancorp of MT                        20.77     71.18    23.68     71.18    17.10         0.40    3.44   71.43
EFBI  Enterprise Fed. Bancorp of OH(8)                      NM     265.41    18.90       NM       NM          1.00    2.15     NM
EQSB  Equitable FSB of Wheaton MD                          7.21    115.10     6.00    115.10    12.25         0.00    0.00    0.00
FCBF  FCB Fin. Corp. of Neenah WI(8)                      18.72    167.42    24.47    167.42    21.34         0.88    2.63   49.16
FFDF  FFD Financial Corp. of OH                           29.31    150.98    22.92    150.98      NM          0.30    1.76   51.72
FFLC  FFLC Bancorp of Leesburg FL                         14.58    120.69    13.85    120.69    14.58         0.44    2.51   36.67
FFWC  FFW Corporation of Wabash IN                        10.77    107.43     9.92    115.87    12.29         0.42    2.85   30.66
FFYF  FFY Financial Corp. of OH                           16.83    159.77    19.56    159.77    17.17         0.23    1.35   22.77
FMCO  FMS Financial Corp. of NJ                           11.30    137.27     8.62    137.73    11.30         0.12    1.45   16.44
FFHH  FSF Financial Corp. of MN                           12.86     92.15     9.26     98.76    13.92         0.50    3.70   47.62
FDTR  Federal Trust Corp of FL                            25.67     87.17     6.54     87.17    28.88         0.00    0.00    0.00
FBCI  Fidelity Bancorp of Chicago IL                      13.75    117.77     9.45    117.90    13.75         0.44    2.00   27.50
FSBI  Fidelity Bancorp, Inc. of PA                        11.91    119.93     8.02    119.93    12.07         0.36    2.03   24.16
FFFL  Fidelity Bcsh MHC of FL (47.9)                      15.60    136.11     7.38    140.03    19.32         1.00    5.88     NM
FFED  Fidelity Fed. Bancorp of IN                           NM     122.75     5.07    122.75      NM          0.00    0.00     NM
FFOH  Fidelity Financial of OH                            15.43    103.73    13.51    115.63    15.82         0.36    2.88   44.44
SBFL  Fingr Lakes Fin.MHC OF NY(33.1                        NM     186.99    14.54    186.99      NM          0.24    2.09     NM
FBEI  First Bancorp of Indiana of IN                      24.49     59.76    15.63     59.76    24.49         0.00    0.00    0.00
FBSI  First Bancshares, Inc. of MO                        15.19    105.26    14.63    109.59    14.81         0.12    1.00   15.19
FBBC  First Bell Bancorp of PA                            13.74    145.51    14.01    145.51    13.85         0.40    2.22   30.53
FCAP  First Capital, Inc. of IN                           13.43     66.67    11.05     66.67    13.43         0.28    3.11   41.79
FSTC  First Citizens Corp of GA(8)                        20.81    273.83    26.19    329.65    24.01         0.40    1.02   21.28
FCME  First Coastal Corp. of ME*                           8.37     80.32     6.85     80.32    10.94         0.00    0.00    0.00
FDEF  First Defiance Fin.Corp. of OH                      25.32     83.91    10.01     97.83      NM          0.40    3.85     NM
FESX  First Essex Bancorp of MA*                          11.30    128.57    10.00    171.70    12.13         0.64    3.91   44.14
FFES  First Fed of E. Hartford CT                         13.10     92.52     6.83     92.52    11.95         0.72    2.94   38.50
BDJI  First Fed. Bancorp. of MN                           14.44     91.07     9.30     91.07    14.44         0.00    0.00    0.00
FFBH  First Fed. Bancshares of AR                         11.85     88.47    11.65     88.47    12.12         0.32    2.02   23.88
FTFC  First Fed. Capital Corp. of WI                      12.92    204.94    14.07    230.08    18.75         0.28    2.05   26.42
FFKY  First Fed. Fin. Corp. of KY                         13.67    149.64    17.66    186.87    13.95         0.60    2.93   40.00
FFBZ  First Federal Bancorp of OH                         19.64    155.08    11.83    155.37    20.63         0.16    1.94   38.10
FFSXD First Federal Bankshares of IA                      10.62     69.82     6.74    101.65    12.67         0.48    4.86   51.61
FFCH  First Fin. Holdings Inc. of SC                      14.11    197.81    12.87    197.81    14.33         0.48    2.66   37.50
FFHS  First Franklin Corp. of OH                          12.62    110.90     9.66    111.27    14.98         0.30    2.20   27.78
FGHC  First Georgia Hold. Corp of GA                      19.32    252.23    20.71    267.30    19.32         0.12    1.41   27.27
FFSL  First Independence Corp. of KS                      10.70     84.52     8.22     84.52    10.70         0.35    3.24   34.65
FISB  First Indiana Corp. of IN                           12.56    144.81    13.38    146.26    19.56         0.52    2.74   34.44
FKAN  First Kansas Financial of KS                        23.56     73.41    14.68     74.27    25.97         0.00    0.00    0.00
FKFS  First Keystone Fin. Corp of PA                      11.48    122.91     7.44    122.91    12.84         0.24    1.71   19.67
FLKY  First Lancaster Bncshrs of KY                         NM      79.55    18.59     79.55      NM          0.60    5.11     NM
FLFC  First Liberty Fin. Corp. of GA                      17.78    224.24    17.61    245.01    19.46         0.38    1.84   32.76
CASH  First Midwest Fin., Inc. of IA                      13.83     90.22     7.94    100.88    15.09         0.52    3.48   48.15
FMSB  First Mutual SB of Bellevue WA*                     11.32    169.27    11.99    169.27    13.65         0.20    1.59   18.02
FNFI  First Niles Financial of OH                           NM      71.13    21.86     71.13      NM          0.28    2.56     NM
FNGB  First Northern Cap. Corp of WI                      13.71    123.01    13.00    123.01    15.27         0.40    3.74   51.28
FPFC  First Place Fin. Corp of OH                         17.84     74.43    15.77     74.43    17.84         0.00    0.00    0.00
FWWB  First Savings Bancorp of WA                         17.28    135.98    15.81    163.30    18.86         0.48    2.33   40.34
FSFF  First SecurityFed Fin of IL                         12.57     79.17    19.81     79.39    12.57         0.32    2.80   35.16
FSLA  First Sentinal Bancorp of NJ                        19.69    100.85    16.31    103.65    21.48         0.20    2.82   55.56
SOPN  First Svgs Bancorp of NC                            13.51    102.72    24.80    102.72    13.51         1.00    5.00   67.57
FBNW  FirstBank Corp of ID                                12.50     90.17    12.44     90.17    19.86         0.36    2.48   31.03
FFDB  FirstFed Bancorp, Inc. of AL                        14.27    115.42    11.29    124.39    14.27         0.28    3.07   43.75
FSPT  FirstSpartan Fin. Corp. of SC                       15.19     99.12    20.16     99.12    16.82         0.80    2.83   43.01
FLAG  Flag Financial Corp of GA                           24.12    138.77    12.07    138.77      NM          0.24    2.37   57.14

RP FINANCIAL, LC.
-----------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia 22209
(703) 528-1700


                             Exhibit 1-B (continued)
                      Weekly Thrift Market Line - Part Two
                           Prices As Of April 16, 1999


                                                             Key Financial Ratios                           Asset Quality Ratios
                                            ----------------------------------------------------------    -----------------------
                                                     Tang.      Reported Earnings       Core Earnings
                                            Equity/ Equity/  ----------------------    ---------------      NPAs   Resvs/  Resvs/
Financial Institution                       Assets  Assets   ROA(5)  ROE(5)  ROI(5)     ROA(5)  ROE(5)     Assets   NPAs    Loans
---------------------                       ------- -------  ------ ------- -------    ------- -------    ------- ------- -------
                                               (%)     (%)     (%)     (%)     (%)        (%)     (%)        (%)     (%)     (%)

NASDAQ Listed OTC Companies (continued)
---------------------------------------
FLGS  Flagstar Bancorp, Inc of MI             5.38     5.27    1.56   28.52   11.32       1.56   28.52       1.97   33.25    2.68
FFBK  FloridaFirst MHC of FL (47.0)          12.26    12.26    0.55    4.46    4.53       0.55    4.46        NA      NA      NA
FFIC  Flushing Fin. Corp. of NY*             11.57    11.12    0.92    7.50    6.83       0.92    7.50       0.31  196.56    0.89
FTSB  Fort Thomas Fin. Corp. of KY           12.32    12.32    0.95    6.59    5.50       0.95    6.59       3.29   20.17    0.75
FKKY  Frankfort First Bancorp of KY          16.08    16.08    1.24    7.43    7.25       1.24    7.43       0.25   28.74    0.08
FTNB  Fulton Bancorp, Inc. of MO             21.67    21.67    0.96    4.19    4.73       0.81    3.54       1.07   82.96    1.04
GUPB  GFSB Bancorp, Inc of Gallup NM          9.81     9.81    0.71    6.36    5.79       0.71    6.36       1.19   26.51    0.47
GSLA  GS Financial Corp. of LA               30.79    30.79    0.96    2.62    4.43       0.85    2.33       0.17  174.06    0.72
GOSB  GSB Financial Corp. of NY*             22.91    22.91    0.49    1.94    2.11       0.73    2.87       0.06     NA      NA
GBNK  Gaston Fed Bncp MHC of NC(47.0         18.86    18.86    0.94    6.12    3.83       0.87    5.72       0.21  307.76    0.97
GCFC  Grand Central Fin Corp of OH           22.16    22.16    0.60    2.73    4.20       0.60    2.73       0.02     NA     0.60
GTPS  Great American Bancorp of IL           14.73    14.73    0.57    3.28    4.27       0.57    3.28        NA      NA     0.84
PEDE  Great Pee Dee Bancorp of SC            44.82    44.82    1.21    2.70    3.39       1.21    2.70       0.57  113.20    0.73
GSFC  Green Street Fin. Corp. of NC          35.28    35.28    1.59    4.50    5.67       1.59    4.50       0.10  155.49    0.20
GFED  Guaranty Fed Bancshares of MO          23.04    23.04    1.27    4.87    5.06       1.27    4.87       0.35  224.73    0.98
HEMT  HF Bancorp of Hemet CA(8)               8.26     7.19   -0.08   -0.99   -0.73      -0.04   -0.53       0.93   68.20    1.05
HFFC  HF Financial Corp. of SD                8.82     8.82    0.96   10.08   10.72       0.82    8.57       0.60  222.64    1.75
HMNF  HMN Financial, Inc. of MN               9.85     9.05    0.57    5.41    6.81       0.31    2.88       0.12  377.30    0.68
HALL  Hallmark Capital Corp. of WI            7.15     7.15    0.66    8.84   10.07       0.58    7.80       0.76   71.70    0.91
HRBF  Harbor Federal Bancorp of MD           12.76    12.76    0.79    6.24    6.38       0.79    6.24       0.37   64.36    0.35
HARB  Harbor Florida Bancshrs of FL          18.09    17.90    1.39    7.96    4.97       1.37    7.83       0.40  210.79    1.20
HFSA  Hardin Bancorp of Hardin MO             9.54     9.54    0.85    8.10    9.21       0.57    5.42       0.14  165.00    0.44
HARL  Harleysville SB of PA                   6.34     6.34    0.88   13.60    9.00       0.86   13.33        NA      NA     0.80
HFGI  Harrington Fin. Group of IN             3.49     3.49   -0.78  -19.12  -17.17      -0.34   -8.47       0.15   74.32    0.26
HARS  Harris Fin. MHC of PA (24.9)            7.57     7.34    0.82   10.27    4.54       0.59    7.39       0.63   57.88    0.86
HFFB  Harrodsburg 1st Fin Bcrp of KY         25.47    25.47    1.32    5.01    5.90       1.32    5.01       0.47   66.60    0.40
HHFC  Harvest Home Fin. Corp. of OH          10.77    10.77    0.58    5.38    4.06       0.56    5.21       0.01     NA     0.27
HAVN  Haven Bancorp of Woodhaven NY           5.00     4.75    0.37    6.94    7.63       0.34    6.33       0.36  162.63    1.07
HTHR  Hawthorne Fin. Corp. of CA              5.77     5.77    0.92   18.73   14.69       0.92   18.73       6.09   19.89    1.27
HMLK  Hemlock Fed. Fin. Corp. of IL          13.31    13.31    0.81    5.32    6.44       0.82    5.38       0.06  625.00    0.75
HBSC  Heritage Bancorp, Inc of SC            30.70    30.70    1.30    5.62    4.52       1.30    5.62       0.51   53.91    0.41
HFWA  Heritage Financial Corp of WA          23.18    21.13    1.14    5.30    5.18       0.77    3.61       0.10  887.50    1.26
HCBC  High Country Bancorp of CO             16.41    16.41    0.83    4.52    5.70       0.83    4.52       0.35  216.41    0.90
HBNK  Highland Bancorp of CA                  7.18     7.18    1.49   19.98   10.58       1.35   18.09       0.89  188.08    2.02
HIFS  Hingham Inst. for Sav. of MA*           9.10     9.10    1.25   13.30    9.56       1.22   12.96       0.19  351.42    0.84
HBFW  Home Bancorp of Fort Wayne IN          10.46    10.46    0.83    7.21    5.02       0.84    7.27       0.12  306.84    0.42
HCFC  Home City Fin. Corp. of OH             12.73    12.73    1.21    7.83    7.05       1.21    7.83       0.22  261.29    0.63
HOMF  Home Fed Bancorp of Seymour IN          9.40     9.18    1.46   15.70    9.93       1.20   12.96       0.81   73.55    0.75
HWEN  Home Financial Bancorp of IN           13.95    13.95    0.68    4.12    4.31       0.58    3.51       0.84   73.32    0.93
HLFC  Home Loan Financial Corp of OH         35.60    35.60    1.58    4.58    4.11       1.58    4.58       0.11  290.53    0.42
HPBC  Home Port Bancorp, Inc. of MA*          8.72     8.72    1.44   15.58    8.44       1.63   17.68       0.10     NA     1.46
HSTD  Homestead Bancorp, Inc. of LA          17.96    17.96    0.56    4.33    3.74       0.47    3.59       0.43   78.85    0.57
HFBC  HopFed Bancorp of KY                   27.78    27.78    1.21    5.75    3.56       1.21    5.75       0.13   89.90    0.24
HZFS  Horizon Fin'l. Services of IA           8.54     8.54   -0.63   -6.74   -8.00       0.83    8.84       1.44   32.44    0.72
HRZB  Horizon Financial Corp. of WA*         15.13    15.13    1.53    9.94    8.77       1.53    9.94       0.05     NA     0.85
HRBT  Hudson River Bancorp Inc of NY         27.26    27.24    0.24    0.87    1.06       0.36    1.34       1.73   87.83    2.35
ITLA  ITLA Capital Corp of CA*               10.26    10.23    1.46   14.17   13.04       1.45   14.10        NA      NA     1.98
ICBC  Independence Comm Bnk Cp of NY         17.20    16.27    0.04    0.24    0.24       0.77    4.18       0.76  109.85    1.34
IFSB  Independence FSB of DC                  8.27     7.63    2.00   24.20   32.45       1.59   19.22        NA      NA     0.72
INBI  Industrial Bancorp of OH               15.65    15.65    1.50    9.30    6.21       1.50    9.30       0.38  129.27    0.59
ISFC  Innes Street Financial of NC           17.11    17.11    0.71    5.44    5.14       0.67    5.18       0.04     NA     0.77
IWBK  Interwest Bancorp of WA                 6.74     6.19    1.17   17.07    8.49       0.97   14.18       0.76   68.27    0.99
IPSW  Ipswich SB of Ipswich MA*               5.25     5.25    1.08   20.11   10.60       0.95   17.73       0.44  146.88    0.92
JXVL  Jacksonville Bancorp of TX             13.76    13.76    1.38    9.69    9.36       1.38    9.69       0.68   66.57    0.60
JXSB  Jcksnville SB,MHC of IL (45.6)         10.74    10.74    0.65    6.10    5.43       0.46    4.39       0.93   51.15    0.62
JSBA  Jefferson Svgs Bancorp of MO            8.95     7.35    0.53    5.75    5.28       0.50    5.43       0.57   84.99    0.59




                                                          Pricing Ratios                      Dividend Data(6)
                                              -----------------------------------------      -----------------------
                                                                      Price/  Price/        Ind.   Divi-
                                              Price/  Price/  Price/   Tang.   Core        Div./   dend    Payout
Financial Institution                        Earning   Book   Assets   Book  Earnings      Share   Yield   Ratio(7)
---------------------                        ------- ------- ------- ------- -------      ------- ------- -------
                                                (X)     (%)     (%)     (%)     (x)          ($)     (%)     (%)

NASDAQ Listed OTC Companies (continued)
---------------------------------------
FLGS  Flagstar Bancorp, Inc of MI               8.83  221.02   11.89  225.53    8.83         0.32    1.21   10.67
FFBK  FloridaFirst MHC of FL (47.0)            22.09   98.55   12.08   98.55   22.09         0.00    0.00    0.00
FFIC  Flushing Fin. Corp. of NY*               14.65  113.55   13.14  118.08   14.65         0.32    2.21   32.32
FTSB  Fort Thomas Fin. Corp. of KY             18.18  136.21   16.78  136.21   18.18         0.25    2.08   37.88
FKKY  Frankfort First Bancorp of KY            13.79  104.39   16.79  104.39   13.79         0.88    5.97     NM
FTNB  Fulton Bancorp, Inc. of MO               21.15   90.34   19.58   90.34   25.00         0.30    2.18   46.15
GUPB  GFSB Bancorp, Inc of Gallup NM           17.26  116.28   11.40  116.28   17.26         0.30    2.07   35.71
GSLA  GS Financial Corp. of LA                 22.57   63.06   19.42   63.06   25.32         0.28    2.70   60.87
GOSB  GSB Financial Corp. of NY*                 NM    94.50   21.65   94.50     NM          0.12    0.87   41.38
GBNK  Gaston Fed Bncp MHC of NC(47.0           26.09  128.48   24.23  128.48   27.91         0.20    1.67   43.48
GCFC  Grand Central Fin Corp of OH             23.84   65.04   14.41   65.04   23.84         0.00    0.00    0.00
GTPS  Great American Bancorp of IL             23.44   85.57   12.61   85.57   23.44         0.44    2.93   68.75
PEDE  Great Pee Dee Bancorp of SC              29.49   79.58   35.67   79.58   29.49         0.36    3.13     NM
GSFC  Green Street Fin. Corp. of NC            17.65   80.86   28.53   80.86   17.65         0.48    4.00   70.59
GFED  Guaranty Fed Bancshares of MO            19.75   98.49   22.69   98.49   19.75         0.36    3.25   64.29
HEMT  HF Bancorp of Hemet CA(8)                  NM   134.12   11.08  154.09     NM          0.00    0.00     NM
HFFC  HF Financial Corp. of SD                  9.33   97.58    8.60   97.58   10.96         0.36    2.88   26.87
HMNF  HMN Financial, Inc. of MN                14.69   87.47    8.62   95.28   27.59         0.32    2.83   41.56
HALL  Hallmark Capital Corp. of WI              9.93   84.70    6.06   84.70   11.26         0.00    0.00    0.00
HRBF  Harbor Federal Bancorp of MD             15.69   99.01   12.64   99.01   15.69         0.52    3.25   50.98
HARB  Harbor Florida Bancshrs of FL            20.14  141.43   25.59  142.96   20.48         0.30    2.53   50.85
HFSA  Hardin Bancorp of Hardin MO              10.86   93.81    8.95   93.81   16.24         0.72    4.57   49.66
HARL  Harleysville SB of PA                    11.11  143.22    9.08  143.22   11.33         0.36    2.12   23.53
HFGI  Harrington Fin. Group of IN                NM   127.59    4.45  127.59     NM          0.12    1.57     NM
HARS  Harris Fin. MHC of PA (24.9)             22.04  223.09   16.90  230.04     NM          0.24    1.91   42.11
HFFB  Harrodsburg 1st Fin Bcrp of KY           16.94   86.71   22.09   86.71   16.94         0.80    5.98     NM
HHFC  Harvest Home Fin. Corp. of OH            24.60  131.47   14.16  131.47   25.41         0.44    2.84   69.84
HAVN  Haven Bancorp of Woodhaven NY            13.11   89.14    4.46   94.00   14.36         0.30    2.49   32.61
HTHR  Hawthorne Fin. Corp. of CA                6.81   92.42    5.33   92.42    6.81         0.00    0.00    0.00
HMLK  Hemlock Fed. Fin. Corp. of IL            15.52   88.41   11.77   88.41   15.34         0.36    2.67   41.38
HBSC  Heritage Bancorp, Inc of SC              22.13   91.75   28.17   91.75   22.13         0.60    3.12   68.97
HFWA  Heritage Financial Corp of WA            19.32   87.18   20.20   95.61   28.33         0.22    2.59   50.00
HCBC  High Country Bancorp of CO               17.55   79.82   13.10   79.82   17.55         0.40    3.68   64.52
HBNK  Highland Bancorp of CA                    9.45  187.17   13.44  187.17   10.44         0.50    1.35   12.76
HIFS  Hingham Inst. for Sav. of MA*            10.46  132.78   12.08  132.78   10.74         0.44    2.75   28.76
HBFW  Home Bancorp of Fort Wayne IN            19.93  150.27   15.72  150.27   19.78         0.40    1.45   28.99
HCFC  Home City Fin. Corp. of OH               14.19  124.51   15.85  124.51   14.19         0.40    2.54   36.04
HOMF  Home Fed Bancorp of Seymour IN           10.07  151.90   14.27  155.55   12.21         0.44    2.12   21.36
HWEN  Home Financial Bancorp of IN             23.18   97.65   13.62   97.65   27.17         0.12    1.52   35.29
HLFC  Home Loan Financial Corp of OH           24.34   98.55   35.08   98.55   24.34         0.24    1.76   42.86
HPBC  Home Port Bancorp, Inc. of MA*           11.85  175.33   15.29  175.33   10.45         0.80    3.50   41.45
HSTD  Homestead Bancorp, Inc. of LA            26.72   71.83   12.90   71.83     NM          0.22    2.84     NM
HFBC  HopFed Bancorp of KY                     28.08  135.31   37.59  135.31   28.08         0.30    1.46   41.10
HZFS  Horizon Fin'l. Services of IA              NM    96.04    8.21   96.04    9.52         0.18    2.25     NM
HRZB  Horizon Financial Corp. of WA*           11.40  109.61   16.58  109.61   11.40         0.44    3.38   38.60
HRBT  Hudson River Bancorp Inc of NY             NM    81.54   22.23   81.60     NM          0.12    1.16     NM
ITLA  ITLA Capital Corp of CA*                  7.67  107.44   11.02  107.73    7.71         0.00    0.00    0.00
ICBC  Independence Comm Bnk Cp of NY             NM   100.89   17.35  106.69   23.47         0.12    0.96     NM
IFSB  Independence FSB of DC                    3.08   74.58    6.17   80.85    3.88         0.00    0.00    0.00
INBI  Industrial Bancorp of OH                 16.10  151.15   23.65  151.15   16.10         0.64    3.37   54.24
ISFC  Innes Street Financial of NC             19.44   76.32   13.06   76.32   20.42         0.20    1.63   31.75
IWBK  Interwest Bancorp of WA                  11.77  199.02   13.41  216.44   14.17         0.56    2.52   29.63
IPSW  Ipswich SB of Ipswich MA*                 9.44  174.45    9.15  174.45   10.70         0.20    1.93   18.18
JXVL  Jacksonville Bancorp of TX               10.68  101.59   13.98  101.59   10.68         0.50    3.25   34.72
JXSB  Jcksnville SB,MHC of IL (45.6)           18.42  110.18   11.83  110.18   25.61         0.30    2.86   52.63
JSBA  Jefferson Svgs Bancorp of MO             18.93  108.83    9.74  132.54   20.06         0.28    2.08   39.44

RP FINANCIAL, LC.
-----------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia 22209
(703) 528-1700


                             Exhibit 1-B (continued)
                      Weekly Thrift Market Line - Part Two
                           Prices As Of April 16, 1999


                                                             Key Financial Ratios                           Asset Quality Ratios
                                            ----------------------------------------------------------    -----------------------
                                                     Tang.      Reported Earnings       Core Earnings
                                            Equity/ Equity/  ----------------------    ---------------      NPAs   Resvs/  Resvs/
Financial Institution                       Assets  Assets   ROA(5)  ROE(5)  ROI(5)     ROA(5)  ROE(5)     Assets   NPAs    Loans
---------------------                       ------- -------  ------ ------- -------    ------- -------    ------- ------- -------
                                               (%)     (%)     (%)     (%)     (%)        (%)     (%)        (%)     (%)     (%)

NASDAQ Listed OTC Companies (continued)
---------------------------------------
KSBK  KSB Bancorp of Kingfield ME*            7.99     7.16    1.01   12.60   11.45       0.99   12.33       1.47   62.80    1.29
KFBI  Klamath First Bancorp of OR            13.95    12.90    0.98    6.78    6.83       0.94    6.54       0.23   86.87    0.30
LSBI  LSB Fin. Corp. of Lafayette IN          7.82     7.82    0.79    9.59    6.97       0.69    8.37       1.17   57.80    0.80
LVSB  Lakeview Financial of NJ(8)             8.65     5.58    1.65   19.08    8.79       0.71    8.16       0.67  124.82    1.65
LARK  Landmark Bancshares, Inc of KS         10.43    10.43    1.04    8.27   10.87       0.84    6.69       0.36  149.50    0.69
LARL  Laurel Capital Group of PA             10.82    10.82    1.47   13.72    9.36       1.44   13.44       0.28  291.39    1.21
LSBX  Lawrence Savings Bank of MA*           13.74    13.74    2.53   20.93   19.71       2.48   20.52       0.18  523.11    1.64
LFED  Leeds Fed Bksr MHC of MD (36.5         15.96    15.96    1.05    6.57    5.53       1.05    6.57       0.80   29.93    0.39
LXMO  Lexington B&L Fin. Corp. of MO         15.35    14.38    0.64    3.82    5.67       0.64    3.82       0.79   74.84    0.98
LIBB  Liberty Bancorp MHC of NJ (47)         13.23    13.23    0.58    5.18    4.05       0.58    5.18       0.27  107.65    0.43
LFCO  Life Financial Corp of CA(8)           16.18    16.18    3.00   20.55   34.30       3.15   21.59       2.27   20.25    9.82
LNCB  Lincoln Bancorp of IN                  26.35    26.35    0.95    3.59    5.30       0.95    3.59       0.38  108.39    0.77
LFBI  Little Falls Bancorp of NJ(8)          10.68     9.97    0.51    4.73    3.46       0.50    4.59       0.39   98.01    0.88
LOGN  Logansport Fin. Corp. of IN            17.16    17.16    1.37    7.51    9.04       1.37    7.51       0.33   90.48    0.39
MAFB  MAF Bancorp, Inc. of IL                 8.36     6.88    1.05   13.26    6.53       1.02   12.91       0.54   74.85    0.52
MBLF  MBLA Financial Corp. of MO             13.63    13.63    0.89    6.64    8.11       0.89    6.64       0.72   48.26    0.50
MECH  MECH Financial Inc of CT*               9.36     9.28    0.91    9.41    5.47       0.92    9.52       0.44  271.67    1.85
MFBC  MFB Corp. of Mishawaka IN               9.34     9.34    0.81    7.36    7.72       0.83    7.59       0.08  180.14    0.20
MSBF  MSB Financial, Inc of MI               15.97    15.97    1.47    8.88    7.50       1.29    7.79       0.91   54.16    0.56
MARN  Marion Capital Holdings of IN          17.69    17.31    1.17    6.07    6.95       1.17    6.07       0.83  128.60    1.23
MRKF  Market Fin. Corp. of OH                27.42    27.42    0.88    2.83    4.48       0.88    2.83       0.31   30.23    0.16
MASB  MassBank Corp. of Reading MA*          11.67    11.53    1.17   10.09    8.49       0.96    8.31       0.12  224.77    0.80
MFLR  Mayflower Co-Op. Bank of MA*            9.12     9.00    1.11   11.82    8.29       0.90    9.58       0.85   91.11    1.52
MDBK  Medford Bancorp, Inc. of MA*            8.88     8.46    1.08   11.99    9.18       0.96   10.70       0.23  248.24    1.16
MBFC  MegaBank Financial Corp of CO          11.87    11.87    1.87   20.07    5.91       1.87   20.07       1.47   77.04    1.38
MWBX  MetroWest Bank of MA*                   7.31     7.31    1.24   16.91    9.81       1.22   16.62        NA      NA     2.29
METF  Metropolitan Fin. Corp. of OH           3.13     2.93    0.62   17.22   11.00       0.49   13.50       1.34   37.91    0.67
MCBN  Mid-Coast Bancorp of ME                 7.50     7.50    0.45    5.68    5.69       0.37    4.60       0.76   72.57    0.70
MWBI  Midwest Bancshares, Inc. of IA(8)       7.41     7.41    0.87   12.04    9.41       0.77   10.71       0.34   88.24    0.50
MFFC  Milton Fed. Fin. Corp. of OH           10.43    10.43    0.65    5.85    5.31       0.52    4.66       0.33   85.99    0.38
MBBC  Monterey Bay Bancorp of CA              9.21     8.42    0.33    3.14    3.43       0.32    3.07       0.39  156.44    0.92
MONT  Montgomery Fin. Corp. of IN            16.20    16.20    0.92    5.28    7.33       0.92    5.28       0.93   18.64    0.20
MSBK  Mutual SB, FSB of Bay City MI(8)        6.40     6.40    0.43    7.74    5.17       0.20    3.50       0.09  375.20    0.54
MYST  Mystic Financial of MA*                16.83    16.83    0.90    5.76    6.34       0.85    5.43        NA      NA     0.91
NHTB  NH Thrift Bancshares of NH              8.59     7.60    0.96   11.71   10.12       0.88   10.68       0.87  111.12    1.32
NSLB  NS&L Bancorp, Inc of Neosho MO         16.09    15.97    0.75    4.21    4.42       0.72    4.01       0.03  245.45    0.14
NMSB  Newmil Bancorp, Inc. of CT*             9.74     9.74    0.75    8.04    6.47       0.56    6.03       0.50  284.60    2.41
NBCP  Niagara Bancorp MHC of NY(45.4*        17.50    17.50    0.77    4.98    3.41       1.10    7.11       0.26  206.18    1.06
NBSI  North Bancshares of Chicago IL         10.46    10.46    0.42    3.67    3.49       0.38    3.31       0.02  891.67    0.26
FFFD  North Central Bancshares of IA         14.31    12.42    1.31    8.84    9.11       1.31    8.78       0.34  236.01    1.05
NEIB  Northeast Indiana Bncrp of IN          11.77    11.77    1.17    9.21   10.74       1.17    9.21        NA      NA     0.81
NWSB  Northwest Bcrp MHC of PA (30.5          7.85     6.51    0.82    9.59    4.57       0.78    9.15       0.78   73.22    0.76
NWEQ  Northwest Equity Corp. of WI(8)        12.10    12.10    1.12    9.40    6.07       1.02    8.56       0.73   51.94    0.49
NTMG  Nutmeg FS&LA of CT                      6.66     6.66    1.08   17.74   10.35       0.38    6.25       1.46   33.66    0.55
OHSL  OHSL Financial Corp. of OH             10.12    10.12    0.85    8.05    6.21       0.78    7.31        NA      NA     0.34
OCFC  Ocean Fin. Corp. of NJ                 12.66    12.60    0.85    6.28    6.14       0.88    6.49       0.35  136.46    0.79
ONFC  Oneida Fincl MHC of NY (44.5)          18.00    18.00    0.52    2.91    3.72       0.52    2.91       0.52  120.36    1.17
OTFC  Oregon Trail Fin. Corp. of OR          20.30    20.30    1.22    5.08    6.35       1.22    5.08       0.18  201.50    0.59
OFCP  Ottawa Financial Corp. of MI            7.82     6.44    0.94   11.51    7.59       0.83   10.14       0.43   94.89    0.49
PBOC  PBOC Holdings of CA                     5.41     5.41    0.39    7.59    6.38      -0.03   -0.54       0.44  127.63    0.87
PFFB  PFF Bancorp of Pomona CA                7.98     7.90    0.60    7.15    6.61       0.59    6.96       1.05   83.89    1.33
PHSB  PHS Bancorp MHC of PA (45.0)           11.94    11.94    0.65    5.16    5.08       0.61    4.88       0.22  244.21    1.27
PSFI  PS Financial of Chicago IL             20.46    20.46    1.62    6.63    8.05       1.58    6.46       1.12   22.45    0.45
PSBI  PSB Bancorp Inc. of PA*                18.53    18.53    0.62    4.23    4.77       0.36    2.48       1.36   13.58    0.42
PVFC  PVF Capital Corp. of OH                 7.77     7.77    1.19   16.05   10.72       1.12   15.16       0.75   82.14    0.69
PBCI  Pamrapo Bancorp, Inc. of NJ            12.04    11.99    1.12    8.96    6.81       1.12    8.96       1.40   39.72    0.95



                                                          Pricing Ratios                      Dividend Data(6)
                                              -----------------------------------------      -----------------------
                                                                      Price/  Price/        Ind.   Divi-
                                              Price/  Price/  Price/   Tang.   Core        Div./   dend    Payout
Financial Institution                        Earning   Book   Assets   Book  Earnings      Share   Yield   Ratio(7)
---------------------                        ------- ------- ------- ------- -------      ------- ------- -------
                                                (X)     (%)     (%)     (%)     (x)          ($)     (%)     (%)

NASDAQ Listed OTC Companies (continued)
---------------------------------------
KSBK  KSB Bancorp of Kingfield ME*              8.74  110.10    8.80  122.85    8.93         0.16    1.35   11.76
KFBI  Klamath First Bancorp of OR              14.64   98.96   13.80  107.05   15.19         0.48    2.95   43.24
LSBI  LSB Fin. Corp. of Lafayette IN           14.35  137.16   10.72  137.16   16.44         0.48    1.77   25.40
LVSB  Lakeview Financial of NJ(8)              11.37  216.91   18.76  336.28   26.58         0.25    1.13   12.89
LARK  Landmark Bancshares, Inc of KS            9.20   93.77    9.78   93.77   11.38         0.60    3.38   31.09
LARL  Laurel Capital Group of PA               10.68  141.54   15.32  141.54   10.90         0.60    3.80   40.54
LSBX  Lawrence Savings Bank of MA*              5.07   95.53   13.12   95.53    5.18         0.00    0.00    0.00
LFED  Leeds Fed Bksr MHC of MD (36.5           18.08  118.81   18.97  118.81   18.08         0.56    4.77     NM
LXMO  Lexington B&L Fin. Corp. of MO           17.62   69.31   10.64   73.98   17.62         0.30    2.79   49.18
LIBB  Liberty Bancorp MHC of NJ (47)           24.67  100.57   13.30  100.57   24.67         0.08    0.90   22.22
LFCO  Life Financial Corp of CA(8)              2.92   55.33    8.95   55.33    2.78         0.00    0.00    0.00
LNCB  Lincoln Bancorp of IN                    18.87   67.75   17.85   67.75   18.87         0.24    2.45   46.15
LFBI  Little Falls Bancorp of NJ(8)            28.87  135.67   14.49  145.39   29.71         0.24    1.17   33.80
LOGN  Logansport Fin. Corp. of IN              11.06   83.64   14.35   83.64   11.06         0.44    3.83   42.31
MAFB  MAF Bancorp, Inc. of IL                  15.32  169.86   14.20  206.52   15.73         0.28    1.19   18.30
MBLF  MBLA Financial Corp. of MO               12.33   81.35   11.09   81.35   12.33         0.60    3.24   40.00
MECH  MECH Financial Inc of CT*                18.29  166.67   15.59  167.97   18.07         0.60    2.00   36.59
MFBC  MFB Corp. of Mishawaka IN                12.96   99.49    9.30   99.49   12.57         0.36    1.69   21.95
MSBF  MSB Financial, Inc of MI                 13.33  117.07   18.70  117.07   15.19         0.32    2.67   35.56
MARN  Marion Capital Holdings of IN            14.38   94.89   16.79   97.00   14.38         0.88    4.19   60.27
MRKF  Market Fin. Corp. of OH                  22.30   71.31   19.55   71.31   22.30         0.28    3.39     NM
MASB  MassBank Corp. of Reading MA*            11.78  116.37   13.58  117.86   14.30         1.08    2.94   34.62
MFLR  Mayflower Co-Op. Bank of MA*             12.07  138.20   12.60  140.00   14.89         0.36    2.57   31.03
MDBK  Medford Bancorp, Inc. of MA*             10.90  130.82   11.62  137.28   12.22         0.44    2.73   29.73
MBFC  MegaBank Financial Corp of CO            16.93  258.61   30.69  258.61   16.93         0.00    0.00    0.00
MWBX  MetroWest Bank of MA*                    10.19  164.12   12.00  164.12   10.38         0.20    3.44   35.09
METF  Metropolitan Fin. Corp. of OH             9.09  145.45    4.55  155.34   11.59         0.00    0.00    0.00
MCBN  Mid-Coast Bancorp of ME                  17.57   99.19    7.44   99.19   21.71         0.20    2.71   47.62
MWBI  Midwest Bancshares, Inc. of IA(8)        10.63  120.97    8.97  120.97   11.95         0.40    2.96   31.50
MFFC  Milton Fed. Fin. Corp. of OH             18.84  110.36   11.51  110.36   23.64         0.60    4.62     NM
MBBC  Monterey Bay Bancorp of CA               29.12   99.92    9.20  109.34   29.85         0.14    1.17   34.15
MONT  Montgomery Fin. Corp. of IN              13.64   72.70   11.78   72.70   13.64         0.22    2.44   33.33
MSBK  Mutual SB, FSB of Bay City MI(8)         19.35  142.52    9.12  142.52     NM          0.00    0.00    0.00
MYST  Mystic Financial of MA*                  15.77   79.42   13.37   79.42   16.74         0.24    2.21   34.78
NHTB  NH Thrift Bancshares of NH                9.89  110.83    9.52  125.26   10.84         0.64    4.37   43.24
NSLB  NS&L Bancorp, Inc of Neosho MO           22.62  100.92   16.24  101.71   23.75         0.53    3.72     NM
NMSB  Newmil Bancorp, Inc. of CT*              15.46  120.59   11.75  120.59   20.61         0.36    3.23   50.00
NBCP  Niagara Bancorp MHC of NY(45.4*          29.29  115.56   20.22  115.56   20.50         0.16    1.56   45.71
NBSI  North Bancshares of Chicago IL           28.66  111.80   11.69  111.80     NM          0.44    3.74     NM
FFFD  North Central Bancshares of IA           10.98   99.94   14.31  115.17   11.05         0.40    2.46   27.03
NEIB  Northeast Indiana Bncrp of IN             9.31   89.23   10.51   89.23    9.31         0.36    2.67   24.83
NWSB  Northwest Bcrp MHC of PA (30.5           21.89  201.04   15.78  242.57   22.93         0.16    1.66   36.36
NWEQ  Northwest Equity Corp. of WI(8)          16.46  151.62   18.35  151.62   18.08         0.68    3.08   50.75
NTMG  Nutmeg FS&LA of CT                        9.66  160.38   10.67  160.38   27.42         0.20    2.35   22.73
OHSL  OHSL Financial Corp. of OH               16.09  127.97   12.95  127.97   17.72         0.50    3.57   57.47
OCFC  Ocean Fin. Corp. of NJ                   16.29  107.25   13.58  107.81   15.76         0.48    3.31   53.93
ONFC  Oneida Fincl MHC of NY (44.5)            26.85   78.03   14.05   78.03   26.85         0.00    0.00    0.00
OTFC  Oregon Trail Fin. Corp. of OR            15.75   84.68   17.19   84.68   15.75         0.24    1.93   30.38
OFCP  Ottawa Financial Corp. of MI             13.17  155.46   12.16  188.99   14.96         0.44    2.10   27.67
PBOC  PBOC Holdings of CA                      15.68  102.33    5.54  102.33     NM          0.00    0.00    0.00
PFFB  PFF Bancorp of Pomona CA                 15.13  112.89    9.01  114.01   15.54         0.00    0.00    0.00
PHSB  PHS Bancorp MHC of PA (45.0)             19.69  100.57   12.01  100.57   20.84         0.28    2.63   51.85
PSFI  PS Financial of Chicago IL               12.42   88.17   18.04   88.17   12.73         0.52    5.17   64.20
PSBI  PSB Bancorp Inc. of PA*                  20.97   62.04   11.50   62.04     NM          0.00    0.00    0.00
PVFC  PVF Capital Corp. of OH                   9.33  138.40   10.76  138.40    9.87         0.00    0.00    0.00
PBCI  Pamrapo Bancorp, Inc. of NJ              14.68  129.93   15.64  130.45   14.68         1.25    5.49     NM

RP FINANCIAL, LC.
-----------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia 22209
(703) 528-1700


                             Exhibit 1-B (continued)
                      Weekly Thrift Market Line - Part Two
                           Prices As Of April 16, 1999


                                                             Key Financial Ratios                           Asset Quality Ratios
                                            ----------------------------------------------------------    -----------------------
                                                     Tang.      Reported Earnings       Core Earnings
                                            Equity/ Equity/  ----------------------    ---------------      NPAs   Resvs/  Resvs/
Financial Institution                       Assets  Assets   ROA(5)  ROE(5)  ROI(5)     ROA(5)  ROE(5)     Assets   NPAs    Loans
---------------------                       ------- -------  ------ ------- -------    ------- -------    ------- ------- -------
                                               (%)     (%)     (%)     (%)     (%)        (%)     (%)        (%)     (%)     (%)

NASDAQ Listed OTC Companies (continued)
---------------------------------------
PFED  Park Bancorp of Chicago IL             18.17    18.17    1.10    5.57    7.13       1.10    5.57       0.09  265.96    0.66
PVSA  Parkvale Financial Corp of PA           7.39     7.36    1.07   13.98    9.65       1.03   13.53       0.37  298.87    1.33
PBHC  Pathfinder BC MHC of NY (46.0)*        10.96     9.34    0.61    5.24    4.34       0.40    3.46       1.27   36.48    0.74
PEEK  Peekskill Fin. Corp. of NY             20.10    20.10    0.90    4.06    4.85       0.93    4.19       0.67   49.51    1.33
PFSB  PennFed Fin. Services of NJ             6.54     5.74    0.75   11.05    8.52       0.72   10.54       0.45   42.06    0.27
PBKB  People's Bancshares of MA*              3.67     3.62    0.58   15.90    8.74       0.22    6.03       0.19  273.22    1.13
TSBS  Peoples Bancorp Inc of NJ(8)*          23.20    22.55    1.28    4.87    3.02       1.24    4.73       0.29   96.28    0.82
PFDC  Peoples Bancorp of Auburn IN           14.23    14.23    1.41    9.50    6.81       1.41    9.50        NA      NA     0.35
PBCT  Peoples Bank, MHC of CT (43.2)*         8.59     7.22    1.00   11.11    5.01       0.52    5.78       0.56  186.50    1.63
PFFC  Peoples Fin. Corp. of OH               16.48    16.48    1.23    6.89    8.76       0.52    2.89       0.13  176.52    0.30
PHBK  Peoples Heritage Fin Grp of ME*         7.54     6.31    1.07   14.64    5.63       1.30   17.78       0.88   98.33    1.42
PSFC  Peoples Sidney Fin. Corp of OH         17.04    17.04    0.74    3.58    3.61       0.74    3.58       0.93   45.11    0.47
PERM  Permanent Bancorp, Inc. of IN           8.13     6.15    0.60    6.77    6.45       0.55    6.29       0.26  217.48    0.88
PCBC  Perry Co. Fin. Corp. of MO             16.95    16.95    0.86    4.74    4.51       0.85    4.69        NA      NA     0.16
PHFC  Pittsburgh Home Fin Corp of PA          6.23     6.17    0.51    7.32    7.23       0.56    7.91       1.51   29.49    0.76
PFSL  Pocahontas Bancorp of AR               13.84    13.19    0.67    4.85    6.25       0.67    4.85       0.59   71.27    0.85
PTRS  Potters Financial Corp of OH            8.29     8.29    0.86   10.02    8.82       0.77    9.00       0.17  987.05    2.30
PRBC  Prestige Bancorp of PA                  8.32     8.32    0.46    4.83    6.67       0.45    4.70       0.51   63.23    0.46
PFNC  Progress Financial Corp. of PA          6.42     5.62    0.88   14.08    5.76       0.81   13.07       1.19   58.21    1.13
PBCP  Provident Bncp MHC of NY (46.7         11.64    11.64    0.67    5.80    5.76       0.67    5.80       0.93   76.06    1.06
PROV  Provident Fin. Holdings of CA           9.83     9.83    0.70    6.58    7.39       0.37    3.53       0.68  109.81    1.00
PULB  Pulaski Financial Corp of MO           23.83    23.83    0.83    4.44    4.65       0.60    3.20       0.71   51.42    0.53
PLSK  Pulaski SB, MHC of NJ (47.0)           11.42    11.42    0.54    4.64    5.52       0.56    4.83       0.53   96.32    1.00
QCFB  QCF Bancorp of Virginia MN             13.56    13.56    1.64   10.09    8.56       1.59    9.81       0.38  219.18    1.82
QCBC  Quaker City Bancorp of CA               8.44     8.44    0.92   10.55    9.10       0.84    9.72       0.88   99.88    1.05
QCSB  Queens County Bancorp of NY*            8.55     8.55    1.61   16.73    3.98       1.59   16.60       0.38  142.63    0.63
RELY  Reliance Bancorp, Inc. of NY            7.17     4.88    0.80   10.11    7.79       0.80   10.11       0.33  113.09    0.95
RCBK  Richmond County Fin Corp of NY         17.24    17.19    0.67    3.66    2.67       1.42    7.78       0.19  250.77    0.96
RSBI  Ridgewood Fin. MHC of NJ (47.0         10.11    10.11    0.45    4.50    4.85       0.45    4.50       0.25  118.27    0.76
RIVR  River Valley Bancorp of IN             13.45    13.29    0.92    6.84    8.56       0.79    5.88       2.14   49.80    1.34
RVSB  Riverview Bancorp of WA                19.56    18.96    1.70    7.91    6.96       1.64    7.62       0.34  110.58    0.64
RSLN  Roslyn Bancorp, Inc. of NY*            16.04    15.97    1.41    8.66    7.28       1.25    7.64       0.18  372.95    2.04
SCCB  S. Carolina Comm. Bnshrs of SC         20.89    20.89    0.94    4.59    5.36       0.94    4.59       1.99   32.23    0.77
SFED  SFS Bancorp of Schenectady NY          13.25    13.25    1.20    9.54    9.52       1.94   15.49       0.63   84.26    0.68
SGVB  SGV Bancorp of W. Covina CA             6.74     6.66    0.50    6.75    8.52       0.49    6.68       0.71   47.87    0.45
SCFS  Seacoast Fin Serv Corp of MA*          14.23    14.23    1.12    7.90    8.05       1.08    7.60       0.43  202.47    1.15
SKAN  Skaneateles Bancorp Inc of NY(8)*       6.91     6.78    0.62    9.00    4.68       0.58    8.37       1.48   70.16    1.34
SKBO  Skibo Fin Corp MHC of PA(45.0)         16.58    16.58    0.52    3.06    3.38       0.57    3.34       0.46   81.78    0.90
SOBI  Sobieski Bancorp of S. Bend IN         12.23    12.23    0.62    4.64    5.59       0.61    4.53       0.18  151.35    0.32
SFFS  Sound Fed Bp MHC of NY (46.1)          19.05    19.05    1.20    6.29    6.86       1.20    6.29       0.52   76.31    0.81
SJFC  South Jersey Fin. Corp of NJ           19.49    19.49    1.02    5.22    6.90       1.02    5.22        NA      NA      NA
SSFC  South Street Fin. Corp. of NC*         16.75    16.75    0.47    2.93    3.04       0.41    2.55       0.24   98.39    0.39
SBAN  SouthBanc Shares Inc. of SC            16.39    16.39    0.63    4.10    3.00       1.38    8.99       0.37  178.35    1.03
SCBS  Southern Commun. Bncshrs of AL         12.53    12.53    1.11    6.72    6.45       1.11    6.72       0.21  546.21    1.70
SMBC  Southern Missouri Bncrp of MO          13.81    13.81    0.71    4.58    5.93       0.76    4.91       2.47   31.38    1.06
SVRN  Sovereign Bancorp, Inc. of PA           5.50     3.55    0.69   13.22    5.61       0.74   14.05       0.54  112.58    1.19
STFR  St. Francis Cap. Corp. of WI            5.62     4.97    0.83   11.70    7.92       0.73   10.27       0.17  225.55    0.90
SPBC  St. Paul Bancorp, Inc. of IL            8.45     8.44    0.51    5.68    2.72       0.90   10.03       0.33  200.46    0.89
SFFC  StateFed Financial Corp. of IA         17.67    17.67    1.12    6.28    6.67       1.12    6.28       1.43   17.02    0.32
SFIN  Statewide Fin. Corp. of NJ              8.43     8.42    0.52    5.58    3.79       0.52    5.58       0.42  101.43    0.83
STSA  Sterling Financial Corp. of WA          5.14     2.50    0.29    5.39    5.03       0.41    7.75       0.40  156.08    0.99
THRD  TF Financial Corp. of PA                7.91     6.80    0.61    7.81    7.73       0.54    6.89       0.29  100.37    0.79
THTL  Thistle Group Holdings of PA           20.38    20.38    0.55    2.59    3.49       0.57    2.68       0.10  218.11    0.77
TSBK  Timberland Bancorp of WA               29.28    29.28    2.07    7.89    7.91       2.01    7.64       2.54   25.87    0.91
TRIC  Tri-County Bancorp of WY               12.81    12.81    1.08    7.02    9.26       0.98    6.36        NA      NA     0.96
TRYF  Troy Financial Corp of NY              20.94    20.94    0.42    1.99    2.85       0.42    1.99        NA      NA      NA





                                                          Pricing Ratios                      Dividend Data(6)
                                              -----------------------------------------      -----------------------
                                                                      Price/  Price/        Ind.   Divi-
                                              Price/  Price/  Price/   Tang.   Core        Div./   dend    Payout
Financial Institution                        Earning   Book   Assets   Book  Earnings      Share   Yield   Ratio(7)
---------------------                        ------- ------- ------- ------- -------      ------- ------- -------
                                                (X)     (%)     (%)     (%)     (x)          ($)     (%)     (%)

NASDAQ Listed OTC Companies (continued)
---------------------------------------
PFED  Park Bancorp of Chicago IL               14.03   81.22   14.76   81.22   14.03         0.48    3.49   48.98
PVSA  Parkvale Financial Corp of PA            10.36  140.84   10.41  141.46   10.71         0.60    3.10   32.09
PBHC  Pathfinder BC MHC of NY (46.0)*          23.02  124.45   13.64  145.97     NM          0.24    2.37   54.55
PEEK  Peekskill Fin. Corp. of NY               20.63   86.09   17.31   86.09   20.00         0.36    2.77   57.14
PFSB  PennFed Fin. Services of NJ              11.73  132.96    8.69  151.44   12.30         0.16    1.05   12.31
PBKB  People's Bancshares of MA*               11.45  181.99    6.68  184.65     NM          0.80    4.21   48.19
TSBS  Peoples Bancorp Inc of NJ(8)*              NM   117.80   27.33  121.23     NM          0.10    0.89   29.41
PFDC  Peoples Bancorp of Auburn IN             14.68  139.83   19.89  139.83   14.68         0.48    2.48   36.36
PBCT  Peoples Bank, MHC of CT (43.2)*          19.95  214.35   18.42  255.08     NM          0.92    3.16   63.01
PFFC  Peoples Fin. Corp. of OH                 11.42   82.59   13.61   82.59   27.21         0.60    6.49   74.07
PHBK  Peoples Heritage Fin Grp of ME*          17.76  218.39   16.46  260.99   14.62         0.46    2.42   42.99
PSFC  Peoples Sidney Fin. Corp of OH           27.72  118.16   20.14  118.16   27.72         0.28    2.20   60.87
PERM  Permanent Bancorp, Inc. of IN            15.49  108.16    8.79  142.86   16.67         0.24    2.18   33.80
PCBC  Perry Co. Fin. Corp. of MO               22.16  104.32   17.68  104.32   22.40         0.00    0.00    0.00
PHFC  Pittsburgh Home Fin Corp of PA           13.83  104.58    6.52  105.71   12.79         0.28    2.05   28.28
PFSL  Pocahontas Bancorp of AR                 16.00   77.56   10.74   81.42   16.00         0.24    3.49   55.81
PTRS  Potters Financial Corp of OH             11.34  112.70    9.35  112.70   12.63         0.23    1.88   21.30
PRBC  Prestige Bancorp of PA                   15.00   76.01    6.32   76.01   15.41         0.22    1.96   29.33
PFNC  Progress Financial Corp. of PA           17.35  208.08   13.36  237.43   18.68         0.16    0.94   16.33
PBCP  Provident Bncp MHC of NY (46.7           17.37  100.69   11.73  100.69   17.37         0.00    0.00    0.00
PROV  Provident Fin. Holdings of CA            13.54   88.40    8.69   88.40   25.20         0.00    0.00    0.00
PULB  Pulaski Financial Corp of MO             21.51   71.10   16.94   71.10   29.84         0.36    3.89     NM
PLSK  Pulaski SB, MHC of NJ (47.0)             18.12   82.07    9.37   82.07   17.41         0.32    3.60   65.31
QCFB  QCF Bancorp of Virginia MN               11.68  146.03   19.80  146.03   12.02         0.00    0.00    0.00
QCBC  Quaker City Bancorp of CA                10.99  114.39    9.65  114.39   11.92         0.00    0.00    0.00
QCSB  Queens County Bancorp of NY*             25.10     NM    38.78     NM    25.30         1.00    3.14     NM
RELY  Reliance Bancorp, Inc. of NY             12.84  138.16    9.91  203.10   12.84         0.84    2.99   38.36
RCBK  Richmond County Fin Corp of NY             NM   126.26   21.77  126.69   17.65         0.32    2.13     NM
RSBI  Ridgewood Fin. MHC of NJ (47.0           20.62   92.71    9.37   92.71   20.62         0.00    0.00    0.00
RIVR  River Valley Bancorp of IN               11.68   78.76   10.60   79.72   13.59         0.24    1.92   22.43
RVSB  Riverview Bancorp of WA                  14.38  116.75   22.83  120.42   14.94         0.24    2.09   30.00
RSLN  Roslyn Bancorp, Inc. of NY*              13.73  120.53   19.33  121.03   15.57         0.46    2.64   36.22
SCCB  S. Carolina Comm. Bnshrs of SC           18.67   85.16   17.79   85.16   18.67         0.68    4.86     NM
SFED  SFS Bancorp of Schenectady NY            10.50   94.06   12.46   94.06    6.47         0.36    1.96   20.57
SGVB  SGV Bancorp of W. Covina CA              11.73   79.80    5.38   80.71   11.85         0.00    0.00    0.00
SCFS  Seacoast Fin Serv Corp of MA*            12.42   98.18   13.97   98.18   12.92         0.00    0.00    0.00
SKAN  Skaneateles Bancorp Inc of NY(8)*        21.39  185.26   12.81  188.99   23.00         0.28    1.15   24.56
SKBO  Skibo Fin Corp MHC of PA(45.0)           29.55   90.03   14.93   90.03   27.08         0.30    4.62     NM
SOBI  Sobieski Bancorp of S. Bend IN           17.90   84.11   10.29   84.11   18.35         0.32    2.21   39.51
SFFS  Sound Fed Bp MHC of NY (46.1)            14.59   91.72   17.47   91.72   14.59         0.00    0.00    0.00
SJFC  South Jersey Fin. Corp of NJ             14.50   75.65   14.74   75.65   14.50         0.00    0.00    0.00
SSFC  South Street Fin. Corp. of NC*             NM   104.42   17.49  104.42     NM          0.40    5.29     NM
SBAN  SouthBanc Shares Inc. of SC                NM   122.88   20.14  122.88   15.22         0.48    2.29     NM
SCBS  Southern Commun. Bncshrs of AL           15.49  138.71   17.37  138.71   15.49         0.33    3.00   46.48
SMBC  Southern Missouri Bncrp of MO            16.87   85.94   11.87   85.94   15.73         0.50    3.57   60.24
SVRN  Sovereign Bancorp, Inc. of PA            17.81  194.14   10.67  300.63   16.76         0.10    0.70   12.50
STFR  St. Francis Cap. Corp. of WI             12.62  163.61    9.20  185.23   14.37         0.64    1.58   20.00
SPBC  St. Paul Bancorp, Inc. of IL               NM   187.70   15.86  187.85   20.80         0.80    3.40     NM
SFFC  StateFed Financial Corp. of IA           15.00   92.86   16.41   92.86   15.00         0.30    3.08   46.15
SFIN  Statewide Fin. Corp. of NJ               26.40  154.02   12.99  154.23   26.40         0.52    2.32   61.18
STSA  Sterling Financial Corp. of WA           19.86   98.17    5.05  201.95   13.81         0.00    0.00    0.00
THRD  TF Financial Corp. of PA                 12.94   98.98    7.83  115.08   14.65         0.48    2.90   37.50
THTL  Thistle Group Holdings of PA             28.66   74.60   15.20   74.60   27.70         0.20    2.41   68.97
TSBK  Timberland Bancorp of WA                 12.64   89.86   26.31   89.86   13.05         0.24    2.02   25.53
TRIC  Tri-County Bancorp of WY                 10.80   97.55   12.49   97.55   11.92         0.44    3.81   41.12
TRYF  Troy Financial Corp of NY                  NM    69.57   14.57   69.57     NM          0.00    0.00    0.00

RP FINANCIAL, LC.
-----------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia 22209
(703) 528-1700


                             Exhibit 1-B (continued)
                      Weekly Thrift Market Line - Part Two
                           Prices As Of April 16, 1999


                                                             Key Financial Ratios                           Asset Quality Ratios
                                            ----------------------------------------------------------    -----------------------
                                                     Tang.      Reported Earnings       Core Earnings
                                            Equity/ Equity/  ----------------------    ---------------      NPAs   Resvs/  Resvs/
Financial Institution                       Assets  Assets   ROA(5)  ROE(5)  ROI(5)     ROA(5)  ROE(5)     Assets   NPAs    Loans
---------------------                       ------- -------  ------ ------- -------    ------- -------    ------- ------- -------
                                               (%)     (%)     (%)     (%)     (%)        (%)     (%)        (%)     (%)     (%)

NASDAQ Listed OTC Companies (continued)
---------------------------------------
TWIN  Twin City Bancorp, Inc. of TN          12.49    12.49    1.14    8.97    7.92       1.00    7.86       0.21   83.26    0.24
USAB  USABancshares, Inc of PA*               8.23     8.19    1.16   12.76    6.80       0.97   10.69        NA      NA      NA
UCBC  Union Community Bancorp of IN          37.46    37.46    1.71    4.56    5.95       1.71    4.56       0.32  104.30    0.40
UFBS  Union Fincl. Bancshares of SC           8.11     7.15    0.83   10.45    8.59       0.73    9.19       0.44   98.80    0.82
UCFC  United Community Fin. of OH            36.94    36.94    0.69    3.19    2.04       0.69    3.19       0.54   93.99    0.96
UBMT  United Fin. Corp. of MT                13.13    12.27    1.04    7.74    6.18       1.02    7.62       0.55  115.56    1.03
UPFC  United PanAm Fin. Corp of CA           19.47    18.94    1.77   14.18    8.42      -5.82  -46.55       4.82   49.65    7.08
UTBI  United Tenn. Bancshares of TN          20.57    19.35    1.34    6.33    6.67       1.36    6.41       0.45  146.35    1.19
VCAP  Virginia Capital Bcshrs of VA          31.01    31.01    1.54    4.98    5.92       1.54    4.98       1.54   64.19    1.36
WHGB  WHG Bancshares of MD                   11.61    11.61    0.55    3.73    5.33       0.55    3.73       0.05  465.15    0.39
WSFS  WSFS Financial Corp. of DE*             5.24     5.22    1.06   18.23    9.21       1.11   19.11       0.86  168.37    3.02
WVFC  WVS Financial Corp. of PA              10.17    10.17    1.15   10.75    7.13       1.23   11.46        NA      NA     1.14
WRNB  Warren Bancorp of Peabody MA*          10.05    10.05    1.54   14.56    8.51       1.48   13.98       0.89  113.87    1.51
WSBI  Warwick Community Bncrp of NY*         18.93    18.93    0.28    1.49    1.48       0.95    5.02       0.86   45.27    0.69
WFSL  Washington Federal, Inc. of WA         13.35    12.44    2.00   14.87    9.18       1.95   14.51       0.42   92.06    0.54
WAYN  Wayne Svgs Bks MHC of OH (48.2          9.32     9.32    0.67    7.06    4.12       0.61    6.46       0.42   67.78    0.37
WCFB  Wbstr Cty FSB MHC of IA (45.6)         24.52    24.52    1.39    5.77    4.20       1.39    5.77       0.04     NA     0.67
WBST  Webster Financial Corp. of CT           6.14     5.28    0.79   13.56    5.62       0.79   13.48       0.32  190.66    1.09
WEFC  Wells Fin. Corp. of Wells MN           13.49    13.49    1.27    8.85    9.52       1.17    8.21       0.19  236.94    0.55
WEBK  West Essex MHC of NJ (42.2)            13.43    13.43    0.34    2.51    2.92       0.34    2.51       0.84   62.21    1.21
WSTR  WesterFed Fin. Corp. of MT              9.34     7.33    0.69    6.58    8.96       0.68    6.49       0.47  105.78    0.76
WOFC  Western Ohio Fin. Corp. of OH          14.52    14.52    0.36    2.51    2.74       0.27    1.89       1.40   71.76    1.39
WEHO  Westwood Hmstd Fin Corp of OH          18.45    18.45    1.02    4.92    5.96       1.06    5.09       0.37   60.49    0.25
WGBC  Willow Grv Bcp MHC of PA (45.3         12.93    12.93    0.72    5.53    6.18       0.81    6.30       0.35  188.97    0.86
FFWD  Wood Bancorp of OH(8)                  14.03    14.03    1.49   11.03    4.81       1.23    9.11       0.18  217.72    0.50
YFCB  Yonkers Fin. Corp. of NY               10.95    10.95    0.75    6.39    6.73       0.68    5.82       0.24  152.38    0.70
YFED  York Financial Corp. of PA              8.96     8.96    0.72    8.07    6.30       0.55    6.21       2.05   38.59    1.12





                                                          Pricing Ratios                      Dividend Data(6)
                                              -----------------------------------------      -----------------------
                                                                      Price/  Price/        Ind.   Divi-
                                              Price/  Price/  Price/   Tang.   Core        Div./   dend    Payout
Financial Institution                        Earning   Book   Assets   Book  Earnings      Share   Yield   Ratio(7)
---------------------                        ------- ------- ------- ------- -------      ------- ------- -------
                                                (X)     (%)     (%)     (%)     (x)          ($)     (%)     (%)

NASDAQ Listed OTC Companies (continued)
---------------------------------------
TWIN  Twin City Bancorp, Inc. of TN            12.62  112.57   14.06  112.57   14.40         0.40    3.02   38.10
USAB  USABancshares, Inc of PA*                14.70  160.71   13.22  161.42   17.55         0.00    0.00    0.00
UCBC  Union Community Bancorp of IN            16.80   76.68   28.72   76.68   16.80         0.42    3.91   65.63
UFBS  Union Fincl. Bancshares of SC            11.64  118.21    9.59  134.06   13.24         0.35    2.59   30.17
UCFC  United Community Fin. of OH                NM    91.55   33.82   91.55     NM          0.30    2.45     NM
UBMT  United Fin. Corp. of MT                  16.19  125.14   16.43  133.93   16.42         1.04    4.62   74.82
UPFC  United PanAm Fin. Corp of CA             11.87   97.89   19.06  100.65     NM          0.00    0.00    0.00
UTBI  United Tenn. Bancshares of TN            15.00   83.04   17.08   88.30   14.81         1.20   10.00     NM
VCAP  Virginia Capital Bcshrs of VA            16.88   84.03   26.06   84.03   16.88         0.40    3.08   51.95
WHGB  WHG Bancshares of MD                     18.76   80.31    9.33   80.31   18.76         0.36    3.84   72.00
WSFS  WSFS Financial Corp. of DE*              10.85  209.80   10.99  210.65   10.35         0.12    0.77    8.33
WVFC  WVS Financial Corp. of PA                14.02  150.30   15.29  150.30   13.16         0.64    4.27   59.81
WRNB  Warren Bancorp of Peabody MA*            11.75  172.75   17.37  172.75   12.24         0.36    4.09   48.00
WSBI  Warwick Community Bncrp of NY*             NM   101.02   19.12  101.02   20.13         0.18    1.40     NM
WFSL  Washington Federal, Inc. of WA           10.89  160.94   21.49  172.68   11.17         0.88    4.00   43.56
WAYN  Wayne Svgs Bks MHC of OH (48.2           24.29  168.99   15.76  168.99   26.56         0.62    3.65     NM
WCFB  Wbstr Cty FSB MHC of IA (45.6)           23.79  135.20   33.15  135.20   23.79         0.80    5.42     NM
WBST  Webster Financial Corp. of CT            17.80  213.11   13.09  248.16   17.90         0.44    1.39   24.72
WEFC  Wells Fin. Corp. of Wells MN             10.50  100.51   13.56  100.51   11.33         0.60    3.81   40.00
WEBK  West Essex MHC of NJ (42.2)                NM    85.97   11.54   85.97     NM          0.30    3.24     NM
WSTR  WesterFed Fin. Corp. of MT               11.16   85.56    7.99  109.07   11.31         0.56    3.26   36.36
WOFC  Western Ohio Fin. Corp. of OH              NM    99.20   14.41   99.20     NM          1.00    4.49     NM
WEHO  Westwood Hmstd Fin Corp of OH            16.77   92.91   17.14   92.91   16.20         0.40    4.18   70.18
WGBC  Willow Grv Bcp MHC of PA (45.3           16.17   89.50   11.57   89.50   14.21         0.00    0.00    0.00
FFWD  Wood Bancorp of OH(8)                    20.79  214.70   30.12  214.70   25.17         0.40    2.09   43.48
YFCB  Yonkers Fin. Corp. of NY                 14.85   97.53   10.68   97.53   16.30         0.32    2.13   31.68
YFED  York Financial Corp. of PA               15.87  123.84   11.09  123.84   20.63         0.52    3.60   57.14

                                    EXHIBIT 2

     Calculation of Implied Per Share Data for MHC on Fully Converted Basis

RP Financial, LC.
                                   Exhibit 2
                    Calculation of Implied Per Share Data --
                    Incorporating MHC Second Step Conversion
                         Comparable Institution Analysis
                  For the Twelve Months Ended December 31, 1998


                                                         Current Ownership              Current Per Share Data (MHC Ratios)
                                                     -------------------------      -----------------------------------------
                                                      Total    Public     MHC                Core     Book    Tang.
                                                     Shares    Shares   Shares      EPS      EPS     Value     Book    Assets
                                                     ------    ------   ------      ---      ---     -----     ----    ------
                                                      (000)    (000)     (000)      ($)      ($)      ($)      ($)       ($)
Publicly-Traded MHC Institutions
--------------------------------
ALLB      Alliance Bank MHC of PA (19.9)              3,274      650     2,624      0.62     0.62     9.09     9.09     86.12
BRKL      Brookline Bncp. MHC of MA (47.0)           28,578   13,675    14,903      0.61     0.58     9.65     9.65     29.34
FFFL      Fidelity Bcsh. MHC of FL (47.9)             6,803    3,260     3,543      1.17     1.00    13.42    13.05    220.26
GBNK      Gaston Fed. Bncp. MHC of NC (47.0)          4,461    2,113     2,348      0.46     0.43     9.34     9.34     49.52
HARS      Harris Fin. MHC of PA (24.9)               33,584    8,442    25,142      0.57     0.38     5.63     5.46     74.34
JXSB      Jacksonville SB, MHC of IL (45.6)           1,908      869     1,039      0.57     0.34     9.53     9.53     88.72
LFED      Leeds Fed. Bksr. MHC of MD (36.5)           5,067    1,896     3,171      0.65     0.65     9.89     9.89     61.95
NBCP      Niagara Bancorp of NY MHC (45.4)           29,756   13,502    16,254      0.30     0.45     8.76     8.76     48.09
NWSB      Northwest Bcrp. MHC of PA (30.5)           47,349   14,438    32,911      0.44     0.42     4.79     3.97     61.02
PBCT      Peoples Bank, MHC of CT (43.2)             62,715   27,683    35,032      1.46     0.76    13.59    11.42    158.16
PBHC      Pathfinder BC MHC of NY (46.0)              2,738    1,184     1,554      0.44     0.38     8.14     6.94     74.29
PHSB      PHS Bancorp MHC of PA (45.0)                2,760    1,242     1,518      0.54     0.51    10.57    10.57     88.50
PLSK      Pulaski SB, MHC of NJ (47.0)                2,108      990     1,118      0.49     0.51    10.82    10.82     94.78
SBFL      Finger Lakes Fin. MHC of NY (33.1)          3,570    1,180     2,390      0.20     0.25     6.15     6.15     79.10
SKBO      Skibo Fin. Corp. MHC of PA (45.0)           3,445    1,035     2,410      0.22     0.24     7.22     7.22     43.55
WAYN      Wayne Svgs. Bks. MHC of OH (48.2)           2,484    1,197     1,287      0.70     0.62    10.06    10.06    107.90
WCFB      Webster City FSB MHC of IA (45.6)           2,116      962     1,154      0.62     0.62    10.91    10.91     44.50



                                                                                                             Pro Forma
                                                                                                           Per Share Data
                                                          Impact of Second Step Conversion(4)           (Fully-Converted)(4)
                                                      ------------------------------------------    ----------------------------
                                                      Share      Gross      Net Incr.  Net Incr.               Core     Book
                                                      Price   Proceeds(1)  Capital(2)  Income(3)      EPS      EPS     Value
                                                      -----   -----------  ----------  ---------      ---      ---     -----
                                                       ($)       ($000)      ($000)     ($000)        ($)      ($)      ($)
Publicly-Traded MHC Institutions
--------------------------------
ALLB      Alliance Bank MHC of PA (19.9)              10.00       28,817      27,172       861        0.82     0.82    16.12
BRKL      Brookline Bncp. MHC of MA (47.0)            11.75      177,693     155,379     4,789        0.77     0.74    14.97
FFFL      Fidelity Bcsh. MHC of FL (47.9)             17.00       69,577      60,526     1,862        1.34     1.18    20.65
GBNK      Gaston Fed. Bncp. MHC of NC (47.0)          12.00       28,516      24,862       765        0.63     0.60    14.82
HARS      Harris Fin. MHC of PA (24.9)                12.56      377,804     325,937     9,993        0.76     0.59    13.37
JXSB      Jacksonville SB, MHC of IL (45.6)           10.50       12,047      11,436       363        0.72     0.50    14.69
LFED      Leeds Fed. Bksr. MHC of MD (36.5)           11.75       41,888      36,121     1,107        0.81     0.81    15.79
NBCP      Niagara Bancorp of NY MHC (45.4)            10.25      167,658     145,237     4,460        0.45     0.60    13.59
NWSB      Northwest Bcrp. MHC of PA (30.5)             9.63      336,278     307,757     9,652        0.62     0.60    10.83
PBCT      Peoples Bank, MHC of CT (43.2)              29.13    1,408,998   1,215,863    37,282        1.69     1.12    27.19
PBHC      Pathfinder BC MHC of NY (46.0)              10.13       16,415      14,774       460        0.59     0.54    13.22
PHSB      PHS Bancorp MHC of PA (45.0)                10.63       17,601      16,532       523        0.69     0.67    15.77
PLSK      Pulaski SB, MHC of NJ (47.0)                 8.88       10,605       9,218       283        0.60     0.62    14.66
SBFL      Finger Lakes Fin. MHC of NY (33.1)          11.50       27,765      24,091       740        0.40     0.45    12.81
SKBO      Skibo Fin. Corp. MHC of PA (45.0)            6.50       16,428      14,228       437        0.34     0.35    10.98
WAYN      Wayne Svgs. Bks. MHC of OH (48.2)           17.00       22,817      19,713       605        0.92     0.84    17.60
WCFB      Webster City FSB MHC of IA (45.6)           14.75       19,900      17,495       540        0.80     0.80    17.56



                                                         Pro Forma
                                                      Per Share Data
                                                    (Fully-Converted)(4)     Pro Forma(5)
                                                    ---------------------  ------------------
                                                       Tang.               Public
                                                        Book    Assets      Pct.   Dilution
                                                        ----    ------      ----   --------
                                                        ($)       ($)        (%)      (%)
Publicly-Traded MHC Institutions
--------------------------------
ALLB      Alliance Bank MHC of PA (19.9)               16.12     87.53     18.4%     -1.4%
BRKL      Brookline Bncp. MHC of MA (47.0)             14.97     34.51     47.5%     -0.4%
FFFL      Fidelity Bcsh. MHC of FL (47.9)              20.31    212.02     44.3%     -3.6%
GBNK      Gaston Fed. Bncp. MHC of NC (47.0)           14.82     54.75     47.1%     -0.3%
HARS      Harris Fin. MHC of PA (24.9)                 13.22     73.27     21.9%     -3.2%
JXSB      Jacksonville SB, MHC of IL (45.6)            14.69     89.63     43.1%     -2.4%
LFED      Leeds Fed. Bksr. MHC of MD (36.5)            15.79     64.10     34.7%     -2.7%
NBCP      Niagara Bancorp of NY MHC (45.4)             13.59     52.79     45.2%     -0.2%
NWSB      Northwest Bcrp. MHC of PA (30.5)             10.04     64.77     29.3%     -1.2%
PBCT      Peoples Bank, MHC of CT (43.2)               25.40    146.41     36.4%     -7.7%
PBHC      Pathfinder BC MHC of NY (46.0)               12.04     77.80     42.2%     -1.0%
PHSB      PHS Bancorp MHC of PA (45.0)                 15.77     90.00     42.9%     -2.1%
PLSK      Pulaski SB, MHC of NJ (47.0)                 14.66     95.69     45.3%     -1.6%
SBFL      Finger Lakes Fin. MHC of NY (33.1)           12.81     85.27     32.8%     -0.2%
SKBO      Skibo Fin. Corp. MHC of PA (45.0)            10.98     46.11     29.1%     -1.0%
WAYN      Wayne Svgs. Bks. MHC of OH (48.2)            17.60    113.32     47.1%     -1.0%
WCFB      Webster City FSB MHC of IA (45.6)            17.56     48.31     41.6%     -3.8%




(1) Gross proceeds calculated as stock price multiplied by the number of shares owned by the mutual holding company (i.e., non-public shares).
(2) Net increase in capital reflects gross proceeds less offering expenses, contra-equity account for leveraged ESOP and deferred compensation account for restricted stock plan. For institutions with assets at the MHC level, the net increase in capital also includes consolidation of MHC assets with the capital of the institution concurrent with hypothetical second step.
          Offering expense percent                      2.00%
          ESOP percent purchase                         8.00%
          Recognition plan percent                      4.00%
(3) Net increase in earnings reflects after-tax reinvestment income (assumes ESOP and recognition plan do not generate reinvestment income), less after-tax ESOP amortization and recognition plan vesting:
          After-tax reinvestment                        4.29%
          ESOP loan term (years)                           10
          Recognition plan vesting (years)                  5
          Effective tax rate                           34.00%
(4) Figures reflect adjustments to "non-grandfathered" companies to reflect dilutive impact of cumulative dividends waived by the MHC (reflect FDIC policy regarding waived dividends).
(5) Reflects pro forma ownership position of minority stockholders after taking into account the OTS and FDIC policies regarding waived dividends assuming a hypothetical second step.
       For OTS "grandfathered" companies, dilution reflects excess waived dividends and MHC assets. For all other companies, dilution reflects all waived dividends and MHC assets.

Source: Corporate reports, offering circulars, and RP Financial, LC. calculations. The information provided in this report has been obtained from sources we believe are reliable, but we cannot guarantee the accuracy or completeness of such information.

Copyright (c) 1999 by RP Financial, LC.

                                    EXHIBIT 3

                            Pro Forma Analysis Sheet
                             Full Conversion Value

                                    EXHIBIT 3

                            PRO FORMA ANALYSIS SHEET
                           Oswego County Savings Bank
                           Prices as of April 16, 1999



                                                                   Peer Group              New York                  All Public
                                                             ----------------------  -----------------------    --------------------
    Price Multiple                  Symbol    Subject (1)       Mean       Median        Mean       Median         Mean     Median
    --------------                  ------    -----------       ----       ------        ----       ------         ----     ------
    Price-earnings ratio             P/E           21.05 x    17.21x       16.53x      15.92x       14.85x        15.78x     14.52x

    Price-book ratio         =       P/B          52.40%      79.37%       78.49%     112.20%      100.89%       115.97%    104.39%

    Price-assets ratio       =       P/A           8.93%      16.71%       14.87%      16.60%       14.74%        14.22%     13.10%


    Valuation Parameters
    --------------------
    Pre-Conversion Earnings (Y)               $357,000               ESOP Stock Purchases (E)            8.00%                (5)
    Pre-Conversion Book Value (B)          $11,680,000               Cost of ESOP Borrowings (S)         0.00%                (4)
    Pre-Conv. Tang. Book Value (B)         $11,680,000               ESOP Amortization (T)               10.00             years
    Pre-Conversion Assets (A)             $110,748,000               RRP Amount (M)                      3.00%
    Reinvestment Rate (2)(R)                     2.80%               RRP Vesting (N)                      5.00          years (5)
    Est. Conversion Expenses (3)(X)              6.00%               Foundation (F)                      4.00%
    Tax rate (TAX)                              38.00%               Tax Benefit (Z)                   155,800
    Tax rate on Foundation Contribution         38.00%               Percentage Sold (PCT)             100.00%




    Calculation of Pro Forma Value After Conversion

    1.    V=                P/E * (Y)                                            V=       $10,660,000
            --------------------------------------------------------------
            1 - P/E * PCT * ((1-X-E-M-F)*R - (1-TAX)*E/T - (1-TAX)*M/N)

    2.    V=              P/B * (B+Z)                                            V=       $10,660,000
            ---------------------------
            1 - P/B * PCT * (1-X-E-M-F)

    3.    V=              P/A * (A+Z)                                            V=       $10,660,000
            ---------------------------
            1 - P/A * PCT * (1-X-E-M-F)

                                                                                         Shares                        Aggregate
                                        Shares Sold to   Price Per    Gross Offering    Issued To    Total Shares     Market Value
    Conclusion                             Public          Share       Proceeds        Foundation       Issued       of Stock Issued
    -----------                            ------          -----       --------        ----------       ------       ---------------
    Minimum                                871,250         10.00       $8,712,500        34,850         906,100        9,061,000
    Midpoint                             1,025,000         10.00       10,250,000        41,000       1,066,000       10,660,000
    Maximum                              1,178,750         10.00       11,787,500        47,150       1,225,900       12,259,000
    Supermaximum                         1,355,563         10.00       13,555,625        54,223       1,409,786       14,097,855

---------------------------------------------------
(1) Pricing ratios shown reflect the midpoint value.
(2) Net return reflects a reinvestment rate of 4.52 percent, and a tax rate of
    38.00 percent.
(3) Offering expenses shown at estimated midpoint value.
(4) No cost is applicable since holding company will fund the ESOP loan.
(5) ESOP and MRP amortize over 10 years and 5 years, respectively; amortization expenses tax effected at 38.00 percent.

                                    Exhibit 4
                                Pro Forma Effect
                             Full Conversion Value

                                    Exhibit 4
                     PRO FORMA EFFECT OF CONVERSION PROCEEDS
                           Oswego County Savings Bank
                                 At the Minimum



1.     Offering Proceeds                                                                                                $8,712,500
       Less: Estimated Offering Expenses                                                                                   522,750
                                                                                                                           -------
       Net Conversion Proceeds                                                                                          $8,189,750


2.     Estimated Additional Income from Conversion Proceeds

       Net Conversion Proceeds                                                                                          $8,189,750
       Less: Cash Contribution to Foundation                                                                                     0
       Less: Non-Cash Stock Purchases (1)                                                                                  958,375
                                                                                                                           -------
       Net Proceeds Reinvested                                                                                          $7,231,375
       Estimated net incremental rate of return                                                                               2.80%
                                                                                                                             -----
       Earnings Increase                                                                                                  $202,652
       Less: Estimated cost of ESOP borrowings (2)                                                                               0
       Less: Amortization of ESOP borrowings (3)                                                                            43,214
       Less: Recognition Plan Vesting (4)                                                                                   32,411
                                                                                                                            ------
       Net Earnings Increase                                                                                              $127,028


                                                                                                          Net
                                                                               Before                  Earnings             After
3.     Pro Forma Earnings                                                    Conversion                Increase           Conversion
                                                                             ----------                --------           ----------
       12 Months ended March 31, 1999 (reported)                              $357,000                 $127,028           $484,028
       12 Months ended March 31, 1999 (core)                                  $409,000                 $127,028           $536,028


                                                            Before            Net Cash              Tax Benefit(5)         After
4.     Pro Forma Net Worth                                Conversion          Proceeds              Of Contribution      Conversion
                                                          ----------          --------              ---------------      ----------
       March 31, 1999                                     $11,680,000       $7,231,375                 $132,430        $19,043,805
       March 31, 1999 (Tangible)                          $11,680,000       $7,231,375                 $132,430        $19,043,805


                                                            Before            Net Cash              Tax Benefit(5)         After
5.     Pro Forma Assets                                   Conversion          Proceeds              Of Contribution      Conversion
                                                          ----------          --------              ---------------      ----------
       March 31, 1999                                   $110,748,000       $7,231,375                 $132,430       $118,111,805


(1) Includes ESOP and MRP stock purchases equal to 8.0 and 3.0 percent of the offering, respectively.
(2) ESOP stock purchases are internally financed by a loan from the holding company.
(3) ESOP borrowings are amortized over 10 years, amortization expense is tax-effected at a 38.00 percent rate.
(4) MRP is amortized over 5 years, and amortization expense is tax effected at
    38.00 percent.
(5) Reflects tax benefit of contribution to the Foundation.

                                    Exhibit 4
                     PRO FORMA EFFECT OF CONVERSION PROCEEDS
                           Oswego County Savings Bank
                                 At the Midpoint



1.     Offering Proceeds                                                                                               $10,250,000
       Less: Estimated Offering Expenses                                                                                   615,000
                                                                                                                           -------
       Net Conversion Proceeds                                                                                          $9,635,000


2.     Estimated Additional Income from Conversion Proceeds

       Net Conversion Proceeds                                                                                          $9,635,000
       Less: Cash Contribution to Foundation                                                                                     0
       Less: Non-Cash Stock Purchases (1)                                                                                1,127,500
                                                                                                                         ---------
       Net Proceeds Reinvested                                                                                          $8,507,500
       Estimated net incremental rate of return                                                                               2.80%
                                                                                                                             -----
       Earnings Increase                                                                                                  $238,414
       Less: Estimated cost of ESOP borrowings (2)                                                                               0
       Less: Amortization of ESOP borrowings (3)                                                                            50,840
       Less: Recognition Plan Vesting (4)                                                                                   38,130
                                                                                                                            ------
       Net Earnings Increase                                                                                              $149,444



                                                                                                          Net
                                                                               Before                  Earnings             After
3.     Pro Forma Earnings                                                    Conversion                Increase           Conversion
                                                                             ----------                --------           ----------
       12 Months ended March 31, 1999 (reported)                              $357,000                 $149,444           $506,444
       12 Months ended March 31, 1999 (core)                                  $409,000                 $149,444           $558,444


                                                            Before            Net Cash              Tax Benefit(5)         After
4.     Pro Forma Net Worth                                Conversion          Proceeds              Of Contribution      Conversion
                                                          ----------          --------              ---------------      ----------
       March 31, 1999                                    $11,680,000        $8,507,500                 $155,800        $20,343,300
       March 31, 1999 (Tangible)                         $11,680,000        $8,507,500                 $155,800        $20,343,300


                                                           Before             Net Cash              Tax Benefit(5)         After
5.     Pro Forma Assets                                  Conversion           Proceeds             Of Contribution      Conversion
                                                         ----------           --------             ---------------      ----------
        March 31, 1999                                  $110,748,000        $8,507,500                 $155,800       $119,411,300


(1) Includes ESOP and MRP stock purchases equal to 8.0 and 3.0 percent of the offering, respectively.
(2) ESOP stock purchases are internally financed by a loan from the holding company.
(3) ESOP borrowings are amortized over 10 years, amortization expense is tax-effected at a 38.00 percent rate.
(4) MRP is amortized over 5 years, and amortization expense is tax effected at
    38.00 percent.
(5) Reflects tax benefit of contribution to the Foundation.

                                    Exhibit 4
                     PRO FORMA EFFECT OF CONVERSION PROCEEDS
                           Oswego County Savings Bank
                                 At the Maximum



1.     Offering Proceeds                                                                                               $11,787,500
       Less: Estimated Offering Expenses                                                                                   707,250
                                                                                                                           -------
       Net Conversion Proceeds                                                                                         $11,080,250


2.     Estimated Additional Income from Conversion Proceeds

       Net Conversion Proceeds                                                                                         $11,080,250
       Less: Cash Contribution to Foundation                                                                                     0
       Less: Non-Cash Stock Purchases (1)                                                                                1,296,625
                                                                                                                         ---------
       Net Proceeds Reinvested                                                                                          $9,783,625
       Estimated net incremental rate of return                                                                               2.80%
                                                                                                                             -----
       Earnings Increase                                                                                                  $274,176
       Less: Estimated cost of ESOP borrowings (2)                                                                               0
       Less: Amortization of ESOP borrowings (3)                                                                            58,466
       Less: Recognition Plan Vesting (4)                                                                                   43,850
                                                                                                                            ------
       Net Earnings Increase                                                                                              $171,861


                                                                                                          Net
                                                                               Before                  Earnings             After
3.     Pro Forma Earnings                                                    Conversion                Increase           Conversion
                                                                             ----------                --------           ----------
       12 Months ended March 31, 1999 (reported)                               $357,000                $171,861           $528,861
       12 Months ended March 31, 1999 (core)                                   $409,000                $171,861           $580,861


                                                            Before            Net Cash               Tax Benefit(5)         After
4.     Pro Forma Net Worth                                Conversion          Proceeds               Of Contribution      Conversion
                                                          ----------          --------               ---------------      ----------
       March 31, 1999                                     $11,680,000        $9,783,625                $179,170        $21,642,795
       March 31, 1999 (Tangible)                          $11,680,000        $9,783,625                $179,170        $21,642,795


                                                            Before            Net Cash              Tax Benefit(5)         After
5.     Pro Forma Assets                                   Conversion          Proceeds              Of Contribution      Conversion
                                                          ----------          --------              ---------------      ----------
        March 31, 1999                                   $110,748,000        $9,783,625                $179,170       $120,710,795


(1) Includes ESOP and MRP stock purchases equal to 8.0 and 3.0 percent of the offering, respectively.
(2) ESOP stock purchases are internally financed by a loan from the holding company.
(3) ESOP borrowings are amortized over 10 years, amortization expense is tax-effected at a 38.00 percent rate.
(4) MRP is amortized over 5 years, and amortization expense is tax effected at
    38.00 percent.
(5) Reflects tax benefit of contribution to the Foundation.

                                    Exhibit 4
                     PRO FORMA EFFECT OF CONVERSION PROCEEDS
                           Oswego County Savings Bank
                            At the Supermaximum Value



1.     Offering Proceeds                                                                                               $13,555,625
       Less: Estimated Offering Expenses                                                                                   813,338
                                                                                                                           -------
       Net Conversion Proceeds                                                                                         $12,742,288


2.     Estimated Additional Income from Conversion Proceeds

       Net Conversion Proceeds                                                                                         $12,742,288
       Less: Cash Contribution to Foundation                                                                                     0
       Less: Non-Cash Stock Purchases (1)                                                                                1,491,119
                                                                                                                         ---------
       Net Proceeds Reinvested                                                                                         $11,251,169
       Estimated net incremental rate of return                                                                               2.80%
                                                                                                                             -----
       Earnings Increase                                                                                                  $315,303
       Less: Estimated cost of ESOP borrowings (2)                                                                               0
       Less: Amortization of ESOP borrowings (3)                                                                            67,236
       Less: Recognition Plan Vesting (4)                                                                                   50,427
                                                                                                                            ------
       Net Earnings Increase                                                                                              $197,640

                                                                                                          Net
                                                                               Before                  Earnings             After
3.     Pro Forma Earnings                                                    Conversion                Increase           Conversion
                                                                             ----------                --------           ----------
       12 Months ended March 31, 1999 (reported)                              $357,000                 $197,640           $554,640
       12 Months ended March 31, 1999 (core)                                  $409,000                 $197,640           $606,640


                                                            Before            Net Cash              Tax Benefit(5)         After
4.     Pro Forma Net Worth                                Conversion          Proceeds             Of Contribution      Conversion
                                                          ----------          --------             ---------------      ----------
       March 31, 1999                                     $11,680,000       $11,251,169                $206,046        $23,137,214
       March 31, 1999 (Tangible)                          $11,680,000       $11,251,169                $206,046        $23,137,214


                                                            Before            Net Cash              Tax Benefit(5)         After
5.     Pro Forma Assets                                   Conversion          Proceeds             Of Contribution      Conversion
                                                          ----------          --------             ---------------      ----------
        March 31, 1999                                   $110,748,000       $11,251,169                $206,046       $122,205,214


(1) Includes ESOP and MRP stock purchases equal to 8.0 and 3.0 percent of the offering, respectively.
(2) ESOP stock purchases are internally financed by a loan from the holding company.
(3) ESOP borrowings are amortized over 10 years, amortization expense is tax-effected at a 38.00 percent rate.
(4) MRP is amortized over 5 years, and amortization expense is tax effected at
    38.00 percent.
(5) Reflects tax benefit of contribution to the Foundation.

                                   EXHIBIT 5

                            Pro Forma Analysis Sheet
                                  MHC Offering

                                    EXHIBIT 5
                            PRO FORMA ANALYSIS SHEET
                           Oswego County Savings Bank
                           Prices as of April 16, 1999

                                                                       Peer Group                New York             All Public
                                                                   -------------------    -------------------    -------------------
Price Multiple                          Symbol     Subject (1)        Mean      Median       Mean      Median       Mean      Median
--------------                          ------     -----------        ----      ------       ----      ------       ----      ------
Price-earnings ratio                     P/E            25.04x      20.99x      19.95x     15.92x      14.85x     15.78x      14.52x

Price-book ratio                 =       P/B            68.03%     138.81%     124.45%    112.20%     100.89%    115.97%     104.39%

Price-assets ratio               =       P/A             9.12%      17.66%      15.76%     16.60%      14.74%     14.22%      13.10%



Valuation Parameters
--------------------

Pre-Conversion Earnings (Y)                $357,000           ESOP Stock Purchases (E)      8.00% (5)
Pre-Conversion Book Value (B)           $11,680,000           Cost of ESOP Borrowings (S)   0.00% (4)
Pre-Conv. Tang. Book Value (B)          $11,680,000           ESOP Amortization (T)        10.00 years
Pre-Conversion Assets (A)              $110,748,000           RRP Amount (M)                3.00%
Reinvestment Rate (2)(R)                      2.80%           RRP Vesting (N)               5.00 years (5)
Est. Conversion Expenses (3)(X)              12.60%           Foundation (F)                4.00%
Tax rate (TAX)                               38.00%           Tax Benefit (Z)             71,440
Tax rate on Foundation Contribution          38.00%           Percentage Sold (PCT)        45.85%



Calculation of Pro Forma Value After Conversion
-----------------------------------------------

1.    V=                P/E * (Y)                                            V=       $10,419,874
        --------------------------------------------------------------
        1 - P/E * PCT * ((1-X-E-M-F)*R - (1-TAX)*E/T - (1-TAX)*M/N)

2.    V=              P/B * (B+Z)                                            V=       $10,391,595
        ---------------------------
        1 - P/B * PCT * (1-X-E-M-F)

3.    V=              P/A * (A+Z)                                            V=       $10,433,060
        ---------------------------
        1 - P/A * PCT * (1-X-E-M-F)


                                                                                          Shares                      Aggregate
                                            Shares Sold to   Price Per  Gross Offering   Issued To   Total Shares    Market Value
Conclusion                     MHC Shares       Public         Share       Proceeds      Foundation     Issued      of Stock Issued
-----------                    ----------       ------         -----       --------      ----------     ------      ---------------
Minimum                          471,750        399,500        10.00      $3,995,000       15,980       415,480        4,154,800
Midpoint                         555,000        470,000        10.00       4,700,000       18,800       488,800        4,888,000
Maximum                          638,250        540,500        10.00       5,405,000       21,620       562,120        5,621,200
Supermaximum                     733,988        621,575        10.00       6,215,750       24,863       646,438        6,464,380


--------------------------------------------------------------------
(1) Pricing ratios shown reflect the midpoint value.
(2) Net return reflects a reinvestment rate of 4.52 percent, and a tax rate of
    38.00 percent.
(3) Offering expenses shown at estimated midpoint value.
(4) No cost is applicable since holding company will fund the ESOP loan.
(5) ESOP and MRP amortize over 10 years and 5 years, respectively; amortization expenses tax effected at 38.00 percent.

                                   EXHIBIT 6

                               Pro Forma Effects
                                  MHC Offering

                                    Exhibit 6
                     PRO FORMA EFFECT OF CONVERSION PROCEEDS
                           Oswego County Savings Bank
                                 At the Minimum


1.     Offering Proceeds                                                                                                $3,995,000
       Less: Estimated Offering Expenses                                                                                   592,200
                                                                                                                        ----------
       Net Conversion Proceeds                                                                                          $3,402,800


2.     Estimated Additional Income from Conversion Proceeds

       Net Conversion Proceeds                                                                                          $3,402,800
       Less: Cash Contribution to Foundation                                                                                     0
       Less: Non-Cash Stock Purchases (1)                                                                                  439,450
                                                                                                                        ----------
       Net Proceeds Reinvested                                                                                          $2,963,350
       Estimated net incremental rate of return                                                                               2.80%
                                                                                                                        ----------
       Earnings Increase                                                                                                   $83,045
       Less: Estimated cost of ESOP borrowings (2)                                                                               0
       Less: Amortization of ESOP borrowings (3)                                                                            19,815
       Less: Recognition Plan Vesting (4)                                                                                   14,861
                                                                                                                        ----------
       Net Earnings Increase                                                                                               $48,368

                                                                                                       Net
                                                                                   Before            Earnings             After
3.     Pro Forma Earnings                                                        Conversion          Increase           Conversion
                                                                                 ----------          --------           ----------
       12 Months ended March 31, 1999 (reported)                                   $357,000           $48,368             $405,368
       12 Months ended March 31, 1999 (core)                                       $409,000           $48,368             $457,368


                                                                   Before         Net Cash        Tax Benefit (5)         After
4.     Pro Forma Net Worth                                       Conversion       Proceeds       Of Contribution        Conversion
                                                                 ----------       --------       ---------------        ----------
       March 31, 1999                                           $11,680,000      $2,963,350           $60,724          $14,704,074
       March 31, 1999 (Tangible)                                $11,680,000      $2,963,350           $60,724          $14,704,074

                                                                   Before         Net Cash        Tax Benefit (5)         After
5.     Pro Forma Assets                                          Conversion       Proceeds       Of Contribution        Conversion
                                                                 ----------       --------       ---------------        ----------
        March 31, 1999                                         $110,748,000      $2,963,350           $60,724         $113,772,074



(1) Includes ESOP and MRP stock purchases equal to 8.0 and 3.0 percent of the offering, respectively.
(2) ESOP stock purchases are internally financed by a loan from the holding company.
(3) ESOP borrowings are amortized over 10 years, amortization expense is tax-effected at a 38.00 percent rate.
(4) MRP is amortized over 5 years, and amortization expense is tax effected at
    38.00 percent.
(5) Reflects tax benefit of contribution to the Foundation.

                                    Exhibit 6
                     PRO FORMA EFFECT OF CONVERSION PROCEEDS
                           Oswego County Savings Bank
                                 At the Midpoint






1.     Offering Proceeds                                                                                                $4,700,000
       Less: Estimated Offering Expenses                                                                                   592,200
                                                                                                                        ----------
       Net Conversion Proceeds                                                                                          $4,107,800


2.     Estimated Additional Income from Conversion Proceeds

       Net Conversion Proceeds                                                                                          $4,107,800
       Less: Cash Contribution to Foundation                                                                                     0
       Less: Non-Cash Stock Purchases (1)                                                                                  517,000
                                                                                                                        ----------
       Net Proceeds Reinvested                                                                                          $3,590,800
       Estimated net incremental rate of return                                                                               2.80%
                                                                                                                        ----------
       Earnings Increase                                                                                                  $100,629
       Less: Estimated cost of ESOP borrowings (2)                                                                               0
       Less: Amortization of ESOP borrowings (3)                                                                            23,312
       Less: Recognition Plan Vesting (4)                                                                                   17,484
                                                                                                                        ----------
       Net Earnings Increase                                                                                               $59,833


                                                                                                        Net
                                                                                   Before             Earnings            After
3.     Pro Forma Earnings                                                        Conversion           Increase          Conversion
                                                                                 ----------           --------          ----------
       12 Months ended March 31, 1999 (reported)                                   $357,000           $59,833             $416,833
       12 Months ended March 31, 1999 (core)                                       $409,000           $59,833             $468,833

                                                                   Before         Net Cash        Tax Benefit (5)         After
4.     Pro Forma Net Worth                                       Conversion       Proceeds       Of Contribution        Conversion
                                                                 ----------       --------       ---------------        ----------
       March 31, 1999                                           $11,680,000      $3,590,800           $71,440          $15,342,240
       March 31, 1999 (Tangible)                                $11,680,000      $3,590,800           $71,440          $15,342,240

                                                                   Before         Net Cash        Tax Benefit (5)         After
5.     Pro Forma Assets                                          Conversion       Proceeds       Of Contribution        Conversion
                                                                 ----------       --------       ---------------        ----------
        March 31, 1999                                         $110,748,000      $3,590,800           $71,440         $114,410,240



(1) Includes ESOP and MRP stock purchases equal to 8.0 and 3.0 percent of the offering, respectively.
(2) ESOP stock purchases are internally financed by a loan from the holding company.
(3) ESOP borrowings are amortized over 10 years, amortization expense is tax-effected at a 38.00 percent rate.
(4) MRP is amortized over 5 years, and amortization expense is tax effected at
    38.00 percent.
(5) Reflects tax benefit of contribution to the Foundation.



                                    Exhibit 6
                     PRO FORMA EFFECT OF CONVERSION PROCEEDS
                           Oswego County Savings Bank
                                 At the Maximum


1.     Offering Proceeds                                                                                                $5,405,000
       Less: Estimated Offering Expenses                                                                                   592,200
                                                                                                                        ----------
       Net Conversion Proceeds                                                                                          $4,812,800


2.     Estimated Additional Income from Conversion Proceeds

       Net Conversion Proceeds                                                                                          $4,812,800
       Less: Cash Contribution to Foundation                                                                                     0
       Less: Non-Cash Stock Purchases (1)                                                                                  594,550
                                                                                                                        ----------
       Net Proceeds Reinvested                                                                                          $4,218,250
       Estimated net incremental rate of return                                                                               2.80%
                                                                                                                        ----------
       Earnings Increase                                                                                                  $118,212
       Less: Estimated cost of ESOP borrowings (2)                                                                               0
       Less: Amortization of ESOP borrowings (3)                                                                            26,809
       Less: Recognition Plan Vesting (4)                                                                                   20,107
                                                                                                                        ----------
       Net Earnings Increase                                                                                               $71,297

                                                                                                       Net
                                                                                   Before            Earnings             After
3.     Pro Forma Earnings                                                        Conversion          Increase           Conversion
                                                                                 ----------          --------           ----------
       12 Months ended March 31, 1999 (reported)                                   $357,000           $71,297             $428,297
       12 Months ended March 31, 1999 (core)                                       $409,000           $71,297             $480,297


                                                                   Before         Net Cash        Tax Benefit (5)          After
4.     Pro Forma Net Worth                                       Conversion       Proceeds       Of Contribution        Conversion
                                                                 ----------       --------       ---------------        ----------
       March 31, 1999                                           $11,680,000      $4,218,250           $82,156          $15,980,406
       March 31, 1999 (Tangible)                                $11,680,000      $4,218,250           $82,156          $15,980,406

                                                                   Before         Net Cash        Tax Benefit (5)         After
5.     Pro Forma Assets                                          Conversion       Proceeds       Of Contribution       Conversion
                                                                ----------       --------       ---------------        ----------
        March 31, 1999                                          $110,748,000     $4,218,250           $82,156          $115,048,406



(1) Includes ESOP and MRP stock purchases equal to 8.0 and 3.0 percent of the offering, respectively.
(2) ESOP stock purchases are internally financed by a loan from the holding company.
(3) ESOP borrowings are amortized over 10 years, amortization expense is tax-effected at a 38.00 percent rate.
(4) MRP is amortized over 5 years, and amortization expense is tax effected at
    38.00 percent.
(5) Reflects tax benefit of contribution to the Foundation.

                                    Exhibit 6
                     PRO FORMA EFFECT OF CONVERSION PROCEEDS
                           Oswego County Savings Bank
                            At the Supermaximum Value


1.     Offering Proceeds                                                                                                $6,215,750
       Less: Estimated Offering Expenses                                                                                   592,200
                                                                                                                        ----------
       Net Conversion Proceeds                                                                                          $5,623,550


2.     Estimated Additional Income from Conversion Proceeds

       Net Conversion Proceeds                                                                                          $5,623,550
       Less: Cash Contribution to Foundation                                                                                     0
       Less: Non-Cash Stock Purchases (1)                                                                                  683,733
                                                                                                                        ----------
       Net Proceeds Reinvested                                                                                          $4,939,818
       Estimated net incremental rate of return                                                                               2.80%
                                                                                                                        ----------
       Earnings Increase                                                                                                  $138,433
       Less: Estimated cost of ESOP borrowings (2)                                                                               0
       Less: Amortization of ESOP borrowings (3)                                                                            30,830
       Less: Recognition Plan Vesting (4)                                                                                   23,123
                                                                                                                        ----------
       Net Earnings Increase                                                                                               $84,481

                                                                                                        Net
                                                                                   Before             Earnings           After
3.     Pro Forma Earnings                                                        Conversion           Increase         Conversion
                                                                                 ----------           --------         ----------

       12 Months ended March 31, 1999 (reported)                                   $357,000           $84,481             $441,481
       12 Months ended March 31, 1999 (core)                                       $409,000           $84,481             $493,481
                                                                  Before          Net Cash        Tax Benefit (5)        After
4.     Pro Forma Net Worth                                      Conversion        Proceeds       Of Contribution       Conversion
                                                                ----------        --------       ---------------       ----------
       March 31, 1999                                           $11,680,000      $4,939,818           $94,479          $16,714,297
       March 31, 1999 (Tangible)                                $11,680,000      $4,939,818           $94,479          $16,714,297

                                                                  Before          Net Cash        Tax Benefit (5)         After
5.     Pro Forma Assets                                         Conversion        Proceeds       Of Contribution       Conversion
                                                                ----------        --------       ---------------       ----------

       March 31, 1999                                           $110,748,000     $4,939,818           $94,479          $115,782,297



(1) Includes ESOP and MRP stock purchases equal to 8.0 and 3.0 percent of the offering, respectively.
(2) ESOP stock purchases are internally financed by a loan from the holding company.
(3) ESOP borrowings are amortized over 10 years, amortization expense is tax-effected at a 38.00 percent rate.
(4) MRP is amortized over 5 years, and amortization expense is tax effected at
    38.00 percent.
(5) Reflects tax benefit of contribution to the Foundation.

                                   EXHIBIT 7

                         Firm Qualifications Statement

RP FINANCIAL, LC.
--------------------------------------------        FIRM QUALIFICATION STATEMENT
Financial Services Industry Consultants

RP Financial provides financial and management consulting and valuation services to the financial services industry nationwide. RP Financial establishes long-term client relationships through its wide array of services, emphasis on quality and timeliness, hands-on involvement by our principals and senior consulting staff, careful structuring of strategic plans and transactions and providing sophisticated valuation analyses consistent with accepted valuation practices. RP Financial's staff draws from backgrounds in consulting, regulatory agencies and investment banking, thereby providing our clients with considerable resources.

STRATEGIC AND CAPITAL PLANNING

RP Financial's strategic and capital planning services are designed to provide effective workable plans with quantifiable results. Through a program known as SAFE (Strategic Alternatives Financial Evaluations), RP Financial analyzes strategic options to enhance shareholder value or other established objectives. Our planning services involve conducting situation analyses; establishing mission statements, strategic goals and objectives; and identifying strategies for enhancement of franchise value, capital management and planning, earnings improvement and operational issues. Strategy development typically includes the following areas: capital formation and management, asset/liability targets, profitability, return on equity and market value of stock. Our proprietary financial simulation model provides the basis for evaluating the financial impact of alternative strategies and assessing the feasibility/compatibility of such strategies with regulations and/or other guidelines.

MERGER AND ACQUISITION SERVICES

RP Financial's merger and acquisition (M&A) services include targeting candidates and potential acquirors, assessing acquisition merit, conducting detailed due diligence, negotiating and structuring transactions, preparing merger business plans and financial simulations, rendering fairness opinions and assisting in implementing post-acquisition strategies. Through our financial simulations, comprehensive in-house data bases, valuation expertise and regulatory knowledge, RP Financial's M&A consulting focuses on structuring transactions to enhance shareholder returns.

VALUATION SERVICES

RP Financial's extensive valuation practice includes valuations for a variety of purposes including mergers and acquisitions, thrift mutual-to-stock conversions, insurance company demutualizations, ESOPs, subsidiary companies, mark-to-market transactions and various other corporation valuation requirements. Our principals and staff are highly experienced in performing valuation appraisals which conform with regulatory guidelines and appraisal industry standards. RP Financial is the nation's leading valuation firm for mutual-to-stock conversions of thrift institutions.

OTHER CONSULTING SERVICES AND DATA BASES

RP Financial offers a variety of other services including branching and/or diversification strategies, feasibility studies and special research studies, which are complemented by our quantitative and computer skills. RP Financial's consulting services are aided by its in-house data base resources and proprietary valuation and financial simulation models.

YEAR 2000 SERVICES

RP Financial, through a relationship with a computer research and development company with a proprietary methodology, offers Year 2000 advisory and conversion services to financial services companies which are more cost effective and less disruptive than most other providers of such service.

RP Financial's Key Personnel (Years of Relevant Experience)
    Ronald S. Riggins, Managing Director (19)
    William E. Pommerening, Managing Director (15)
    Gregory E. Dunn, Senior Vice President (17)
    James P. Hennessey, Senior Vice President (14)
    James J. Oren, Senior Vice President (12)


--------------------------------------------------------------------------------
Washington Headquarters
Rosslyn Center
1700 North Moore Street, Suite 2210                    Telephone: (703) 528-1700
Arlington, VA 22209                                      Fax No.: (703) 528-1788